485BPOS		File Nos. 333-192949
Allianz Index Advantage New York		811-05716
UNITED STATES		Class ID: C000138153
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.	13	X
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.	265	X

(Check appropriate box or boxes.)
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
(Exact Name of Registrant)

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
(Name of Depositor)

28 Liberty Street, 38th Floor, New York, New York 10005-1422
(Address of Depositor's Principal Executive Offices) (Zip Code)

(212) 586-7733
(Depositor's Telephone Number, including Area Code)

Allianz Life Insurance Company of New York
28 Liberty Street, 38th Floor
New York, New York 10005-1422
(Name and Address of Agent for Service)

Copies to:
Stewart D. Gregg, Senior Securities Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(763) 765-2913

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b) of Rule 485
x		on May 1, 2020 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Approximate Date of the Proposed Public Offering: May 1, 2020
Titles of Securities Being Registered: Individual Flexible Purchase Payment Variable Deferred Annuity Contracts

PART A – PROSPECTUS

ALLIANZ Index Advantage® New York VARIABLE ANNUITY CONTRACT
An individual flexible purchase payment index-linked and variable deferred annuity contract (the Contract)
Issued by Allianz Life® of NY Variable Account C (the Separate Account) and
Allianz Life Insurance Company of New York (Allianz Life® of New York, we, us, our)
Prospectus Dated: May 1, 2020
Standard Annuity Features	Available Investment Options
• Five fixed annuitization options
(Annuity Options)• Free withdrawal privilege during the six-year withdrawal charge period• Systematic withdrawal program• Minimum distribution program for certain tax qualified Contracts• Waiver of withdrawal charge benefit• Guaranteed death benefit	• 16 index-linked investment options (Index Options) based on different combinations of four credit calculation methods (Crediting Methods) and four nationally recognized third-party broad based equity securities indexes (Index or Indexes)• Three variable investment options
(Variable Options)
The risk of loss can become greater in the case of an early withdrawal due to withdrawal charges. Withdrawals will be subject to federal and state taxation, and withdrawals taken before age 59 1⁄2 may also be subject to a 10% additional federal tax. If this is a Non-Qualified Contract, a withdrawal will be taxable to the extent that gain exists within the Contract. A Non-Qualified Contract is a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Internal Revenue Code (the Code).

Crediting Methods Currently Available	Indexes Currently Available with All Crediting Methods
• Index Protection NY Strategy • Index Performance Strategy	• S&P 500® Index • Russell 2000® Index • Nasdaq-100® Index • EURO STOXX 50®
Crediting Methods and Indexes may not be available to previously issued Contracts as detailed in Appendix F.

Crediting Method Highlights
All Crediting Methods provide a level of protection against negative Performance Credits from negative Index performance, and a limit on positive Performance Credits from positive Index performance. Performance Credits are the annual return you receive when you allocate assets to an Index Option.
	Negative Index Performance Protection	Positive Index Performance Participation Limit
Index Protection NY Strategy	• Buffers (the amount of negative Index performance we absorb) – Buffers cannot be less than 5%	• Caps (the upper limit on positive Index performance) – Caps cannot be less than 1.50%
Index Performance Strategy	• Buffers – Buffers cannot be less than 5%	• Caps – Caps cannot be less than 1.50%
The Contract’s risks are described in Risk Factors on page 17 of this prospectus.
Variable Options Currently Available
AZL® MVP Growth Index Strategy Fund	AZL® MVP Balanced Index Strategy Fund	AZL® Government Money Market Fund
You can allocate the money you put into the Contract (Purchase Payments) to any or all of the available Index Options and Variable Options (Allocation Options). You may also reallocate and transfer Contract Value among the Allocation Options subject to certain restrictions described in this prospectus. Your Contract Value is the value of your Purchase Payments based on the returns of your selected Allocation Options reduced for Contract fees, expenses and withdrawals.
If you allocate Purchase Payments or transfer Contract Value to the Index Options, you receive Performance Credits calculated by us based on the performance of one or more Indexes over a year-long period (Index Year) as measured by the Index Return. An Index Year is a twelve-month period beginning on the Index Effective Date or a subsequent Index

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Anniversary. The Index Return is the percentage change in Index Value from the Index Effective Date or an Index Anniversary to the next Index Anniversary. The Index Value is the Index’s price at the end of the Business Day on the Index Effective Date and each Index Anniversary. The Index Effective Date is the first day we allocate assets to an Index Option. An Index Anniversary is a twelve-month anniversary of the Index Effective Date and is the date we apply Performance Credits. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Index Year.
Performance Credits may be positive, negative, or equal to zero, depending on the applicable Crediting Method and the performance of the applicable Index. A negative Performance Credit means that you can lose principal and previous earnings.
Caps that we use to determine Performance Credits for a Contract can change on each Index Anniversary and may vary substantially based on market conditions. However, in extreme market environments, it is possible that all Caps will be equal and reduced to the minimum of 1.50%. Buffers that we use to determine Performance Credits for a Contract do not change once they are established. The Crediting Methods are described in greater detail in the Summary, and in section 5, Valuing Your Contract – Calculating Performance Credits. The Indexes are described in Appendix A. For historical information on the Buffer and Caps, see Appendix C. For historical Index Option performance information, see Appendix D.
If you allocate Purchase Payments or transfer Contract Value to the Variable Options, the value of your investment (Variable Account Value) increases and decreases each Business Day based on your selected Variable Options’ performance. A Business Day is each day the New York Stock Exchange is open for trading and it ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time. The Separate Account holds the assets you allocate to the Variable Options. The Variable Options do not provide any protection against loss of principal. You can lose principal and previous earnings that you allocate to the Variable Options.
Index-linked and variable annuity contracts are complex insurance and investment vehicles. Before you invest, be sure to ask your Financial Professional (the person who advises you regarding the Contract) about the Contract’s features, benefits, risks, fees and expenses, whether the Contract is appropriate for you based upon your financial situation and objectives, and for a specific recommendation to purchase the Contract.
All guarantees under the Contract, including Performance Credits, are the obligations of Allianz Life of New York and are subject to our claims paying ability and financial strength.
Please read this prospectus before investing and keep it for future reference. The prospectus describes all material rights and obligations of purchasers under the Contract. It contains important information about the Contract and Allianz Life of New York that you ought to know before investing. This prospectus is not an offering in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
Allianz Life of NY Variable Account C is the Separate Account that holds the assets allocated to the Variable Options. Additional information about the Separate Account has been filed with the SEC and is available upon written or oral request without charge. A Statement of Additional Information (SAI) dated the same date as this Form N-4 prospectus includes additional information about the Contract. The SAI is also filed with the SEC on Form N-4 under File Number 333-192949 and is incorporated by reference into this prospectus. The SAI is available without charge by contacting us at the telephone number or address listed at the back of this prospectus. The SAI’s table of contents appears after the Privacy and Security Statement in this prospectus. The prospectus and SAI are also available on our website at www.allianzlife.com/new-york. The prospectus, SAI and other Contract information are also available on the EDGAR database on the SEC’s website (www.sec.gov).

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Variable Options available under your contract may no longer be sent by mail, unless you specifically request paper copies of the reports from Allianz Life of New York or from your Financial Professional. Instead, the reports would be made available on a website, and you would be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you would not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Allianz Life of New York electronically by contacting our Service Center at the toll-free telephone number listed at the back of this prospectus or by signing up for electronic delivery on our website at www.allianzlife.com/paperless. You may elect to receive all future reports in paper free of charge. You can inform Allianz Life of New York that you wish to continue receiving paper copies of your shareholder reports by contacting your Financial Professional, or contacting our Service Center at the toll-free telephone number listed at the back of this prospectus. Your election to receive reports in paper will apply to all Variable Options available under your contract.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulation Phase – the first phase of your Contract before you apply your Contract Value to Annuity Payments. The Accumulation Phase begins on the Issue Date.
Allocation Options – the Variable Options and Index Options available to you under the Contract.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Beneficiary – the person(s) or entity the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.
Buffer – for any Index Option, this is the negative Index Return that we absorb before applying a negative Performance Credit. On the Issue Date we establish a Buffer for each Index Option. However, if after the Issue Date we add a new Index Option, we establish the Buffer for it on the date we add the Index Option to your Contract. Buffers are stated in your Contract and do not change once they are established.
Business Day – each day on which the New York Stock Exchange is open for trading, except, with regard to a specific Variable Option, when that Variable Option does not value its shares. Allianz Life of New York is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Cap – for any Index Option, this is the upper limit on positive Index performance and the maximum potential Performance Credit for an Index Option. We set a Cap for each Index Option on the Index Effective Date and each Index Anniversary. The Caps applicable to your Contract are shown on the Index Options Statement.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), adjusted for subsequent Purchase Payments and any Contract Value withdrawn. Withdrawal adjustments include all withdrawals (even Penalty-Free Withdrawals) and any amounts we withdraw for any Contract fees and expenses. We use the Charge Base to determine the next product fee we deduct.
Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus.
Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
Contract Value – the value of your Purchase Payments based on the returns of your selected Allocation Options reduced for previously assessed Contract fees and expenses, and withdrawals. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. The Variable Account Value component of the Contract Value fluctuates each Business Day that money is held in a Variable Option. The Index Option Value component of the Contract Value is adjusted on each Index Anniversary to reflect Performance Credits, which can be negative . A negative Performance Credit means that you can lose principal and previous earnings. The Index Option Values also reflect the Daily Adjustment on every Business Day other than the Index Effective Date or an Index Anniversary. The Contract Value reflects any previously deducted fees and charges, but does not reflect fees and charges that we would apply on liquidation. The cash surrender value reflects all fees and charges that we would apply on liquidation.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Crediting Method – a method we use to calculate annual Performance Credits if you allocate Purchase Payments or transfer Contract Value to an Index Option.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Daily Adjustment – how we calculate Index Option Values on days other than the Index Effective Date or an Index Anniversary for each Index Option as discussed in the Summary – What is the Daily Adjustment?; section 5, Valuing Your Contract – Daily Adjustment ; and Appendix B. The Daily Adjustment approximates the Index Option Value that will be available on the next Index Anniversary. It is the estimated present value of the future Performance Credit that we will apply on the next Index Anniversary.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit .
Financial Professional – the person who advises you regarding the Contract.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities Indexes available to you under your Contract. The Indexes are described in Appendix A.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary.  It is the date we apply Performance Credits. If an Index Anniversary does not occur on a Business Day, we consider it to occur on the next Business Day for the purposes of determining Index Values and Index Returns, applying Performance Credits, and setting the Caps.
Index Effective Date – the first day we allocate assets to an Index Option. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. When you purchase this Contract you select the Index Effective Date as discussed in section 3, Purchasing the Contract – Allocation of Purchase Payments and Contract Value Transfers.
Index Option – the index-linked investment options to which you can allocate Purchase Payments or transfer Contract Value. Each Index Option is the combination of an Index and a Crediting Method.
Index Option Base – an amount we use to calculate Performance Credits and the Daily Adjustment. The Index Option Base is equal to the amounts you allocate to an Index Option adjusted for withdrawals, Contract fees and expenses, transfers into or out of the Index Option, and the application of any Performance Credits.
Index Option Value – on any Business Day it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Performance Credits from previous Index Anniversaries and reflects deduction of any previously assessed contract maintenance charge, product fee, and withdrawal charge. On each Business Day during the Index Year other than the Index Effective Date or an Index Anniversary, each Index Option Value also includes the Daily Adjustment.
Index Options Statement – the account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement shows the initial Index Values, and Caps for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Performance Credits received, and renewal Caps that are effective for the next year for the Index Options you selected.
Index Performance Strategy – one of the Crediting Methods described in the Summary; and in section 5, Valuing Your Contract – Calculating Credits. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to a Cap and Buffer. You can receive negative Performance Credits, which means you can lose principal and previous earnings. The Index Performance Strategy provides the highest potential returns. Its Caps will generally be greater than the Index Protection NY Strategy Caps. The Index Performance Strategy is more sensitive to large negative market movements because small negative market movements are absorbed by the Buffer.
Index Protection NY Strategy – one of the Crediting Methods described in the Summary; and in section 5, Valuing Your Contract – Calculating Credits. The Index Protection NY Strategy calculates Performance Credits based on Index Returns subject to a Cap and Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. The Index Protection NY Strategy provides more protection than the Index Performance Strategy. It generally has higher Buffers in exchange for lower Caps.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Index Return – the percentage change in Index Value from the Index Effective Date or an Index Anniversary to the next Index Anniversary, which we use to determine the Performance Credits for any Index Option. The Index Return is an Index’s current Index Value, minus its Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary), divided by its Index Value on the last Index Anniversary (or the Index Effective Date if this is the first Index Anniversary).
Index Value – an Index’s price at the end of the Business Day on the Index Effective Date and each Index Anniversary as provided by Bloomberg or another market source if Bloomberg is not available.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Issue Date – the date we issue the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – the two person(s) designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Lock Date – this is the Business Day we execute a Performance Lock and capture an Index Option Value (which includes the Daily Adjustment) before the Index Anniversary.
Non-Qualified Contract – a Contract that is not purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Penalty-Free Withdrawals – withdrawals you take under the free withdrawal privilege or waiver of withdrawal charge benefit, and payments you take under our minimum distribution program. Penalty-Free Withdrawals are not subject to a withdrawal charge.
Performance Lock – a feature that allows you to capture the current Index Option Value during the Index Year for any Index Option . A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Index Year and the Index Option Value will not receive a Performance Credit on the next Index Anniversary.
Performance Credit – the Credit you receive on an Index Anniversary for any Index Option . We base Performance Credits on Index Values and Index Returns limited by the Cap and Buffer. Performance Credits can be negative, which means you can lose principal and previous earnings.
Proxy Investment – provides a current estimate of what the Performance Credit will be on the next Index Anniversary taking into account any applicable Cap or Buffer. We use the Proxy Investment to calculate the Daily Adjustment on Business Days other than the Index Effective Date or an Index Anniversary. For more information, see Appendix B.
Proxy Value – the hypothetical value of the Proxy Investment used to calculate the Daily Adjustment as discussed in Appendix B.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code (for example, 401(a) and 401(k) plans), Individual Retirement Annuities (IRAs), or Tax-Sheltered Annuities (referred to as TSA contracts). Currently, we issue Qualified Contracts that may include, but are not limited to Roth IRAs, traditional IRAs and Simplified Employee Pension (SEP) IRAs. We may also issue an Inherited IRA and Inherited Roth IRA to make any required minimum distribution payments to a beneficiary of a previously held tax-qualified arrangement.
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Separate Account – Allianz Life of NY Variable Account C is the Separate Account that issues the variable investment portion of your Contract. It is a separate investment account of Allianz Life of New York. The Separate Account holds the

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Variable Options that underlie the Contracts. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Variable Option. The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.
Service Center – the area of our company that issues Contracts and provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing applications and/or checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in the Summary and section 9.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Variable Account Value – on any Business Day it is equal to the portion of your Contract Value in your selected Variable Options. The Variable Account Value increases and decreases based on your selected Variable Options’ performance and reflects deduction of the Variable Option operating expenses, and any previously assessed transfer fee, contract maintenance charge, product fee, and withdrawal charge.
Variable Options – the variable investments available to you under the Contract. Variable Option performance is based on the securities in which they invest.
Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge as discussed in section 6, Expenses – Withdrawal Charge.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Summary
The Allianz Index Advantage® New York is a product that offers index-linked and variable investment options and allows you to defer taking regular fixed periodic payments (Annuity Payments) to a future date. During the first phase of your Contract (Accumulation Phase) your Contract Value fluctuates based on the performance of your selected Allocation Options and the deduction of Contract fees and expenses. During this phase you can make additional Purchase Payments and take withdrawals, and if you die we pay a death benefit to the person(s) you designate (Beneficiary(s)). If you request Annuity Payments the Accumulation Phase of your Contract ends and the Annuity Phase begins. Annuity Payments are fixed payments we make based on the Annuity Option you select and your Contract Value.
Purchasing a Contract: Key Features at a Glance
Issue Age (see section 3)	On the date we issue the Contract (the Issue Date), all Owners and the Annuitant must be age 80 or younger.
The Owner is the person or entity designated at issue who may exercise all Contract rights. The Annuitant is the individual upon whose life we base Annuity Payments.
Purchase Payment Standards (see section 3)	• $10,000 minimum initial Purchase Payment due on the Issue Date.
• You can make additional Purchase Payments of at least $50 during the Accumulation Phase.
• $1 million maximum in total Purchase Payments.
Allocation of Purchase Payments and Contract Value Transfers (see section 3)	You can allocate your Purchase Payments to any or all of the Allocation Options available under your Contract. We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries.
•  As a result, we hold Purchase Payments you allocate to the Index Options in the AZL Government Money Market Fund until we transfer them to your selected Index Options according to your instructions. For additional Purchase Payments we receive after the Index Effective Date, we transfer the amounts held in the AZL Government Money Market Fund to your selected Index Options on the next Index Anniversary.
• On each Index Anniversary, you can transfer Variable Account Value to the available Index Options, and you can transfer Index Option Value (the portion of your Contract Value in a particular Index Option) between Index Options.
•  Purchase Payments you allocate to an Index Option must be held in the Index Option for one full Index Year before they can receive a Performance Credit. Therefore, additional Purchase Payments we receive after the Index Effective Date that you allocate to an Index Option are not eligible to receive a Performance Credit until the second Index Anniversary after we receive them.
• You can only transfer Index Option Value to the Variable Options on every sixth Index Anniversary, at which point you can do so even if the assets you wish to transfer have been in the Index Options for less than six full years.
Daily Adjustment (see “What is the Daily Adjustment?” in this Summary and section 5)	The Daily Adjustment is how we calculate Index Option Values on days other than the Index Effective Date or an Index Anniversary. The Daily Adjustment approximates the Index Option Value that will be available on the next Index Anniversary. It is the estimated present value of the future Performance Credit that we will apply on the next Index Anniversary. The Daily Adjustment takes into account any Index gains subject to the Cap, or any Index losses greater than the Buffer, but in the form of the estimated present value. Therefore, the Daily Adjustment could result in a loss beyond the protection of the or Buffer.
Performance Lock (see “What is the Performance Lock?” in this Summary and section 5)	A feature that allows you to capture the current Index Option Value during the Index Year for any Index Option . If we execute a Performance Lock for an Index Option we do not apply the Daily Adjustment to it for the remainder of the Index Year and the Index Option Value will not receive a Performance Credit on the next Index Anniversary.
Product Fee (see the Fee Tables and section 6)	• Product fee is 1.25%.
Accrued daily and deducted on each Quarterly Contract Anniversary (the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary). The product fee is calculated as a percentage of the Charge Base (the Contract Value on the preceding Quarterly Contract Anniversary, adjusted for subsequent Purchase Payments and withdrawals).

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Purchasing a Contract: Key Features at a Glance
Other Contract Fees and Expenses (see the Fee Tables and section 6)	• An 8.5% declining withdrawal charge applies to withdrawals taken within six years after receipt of each Purchase Payment during the Accumulation Phase.
• $50 contract maintenance charge assessed annually if the total Contract Value is less than $100,000.
• $25 fee per transfer if you make more than twelve transfers between Variable Options in a Contract Year.
• Variable Option operating expenses before fee waivers and expense reimbursements of 0.67% to 0.88% of the average daily net assets.
A Contract Year is any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary. A Contract Anniversary is a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
You can withdraw your Contract Value, subject to any applicable withdrawal charge, and federal and state taxation. Withdrawals taken before age 59 1⁄2 may also be subject to a 10% additional federal tax.
Free Withdrawal Privilege (see section 7)	Allows you to withdraw 10% of your total Purchase Payments each Contract Year during the Accumulation Phase without incurring a withdrawal charge.
• Any unused free withdrawal privilege in one Contract Year is not added to the amount available in the next Contract Year.
• If you withdraw more than the free withdrawal privilege we will assess a withdrawal charge if the withdrawal is taken from a Purchase Payment we received within the last six years.
• Not available if you take a full withdrawal of your total Contract Value.
Systematic Withdrawal Program (see section 7)	Provides automatic withdrawals of at least $100 to you at a frequency you select. These withdrawals:
• reduce the amount available under the free withdrawal privilege, and
• are subject to a withdrawal charge if you exceed the free withdrawal privilege.
Minimum Distribution Program (see section 7)	If you own an Individual Retirement Annuity (IRA), SEP IRA or Inherited IRA Contract, this program provides payments to you designed to meet the Code’s minimum distribution requirements. These withdrawals:
• reduce the amount available under the free withdrawal privilege, but
• are not subject to a withdrawal charge if you exceed the free withdrawal privilege.
Waiver of Withdrawal Charge Benefit (see section 7)	This benefit allows you to take a withdrawal without incurring a withdrawal charge if you are confined to a nursing home for a period of at least 90 consecutive days.
Annuity Payments (see section 8)	Annuity Payments can provide a guaranteed lifetime fixed income stream with certain tax advantages. We designed the Annuity Payments for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
• We offer five Annuity Options that provide payments for life, life and term certain, or life with refund.
• We base Annuity Payments on your Contract Value, the Annuity Option you select, and the lifetime and age of the Annuitant(s).
• For an individually owned Contract, Annuity Payments can be either single or joint.
Death Benefit (see section 9)	The Contract automatically includes the Traditional Death Benefit for no additional fee. The death benefit is paid upon the first death of any Determining Life during the Accumulation Phase.
• We establish the Determining Lives at Contract issue and they generally do not change unless there is a divorce or you establish a Trust.
• The Determining Life (or Lives) is either the Owner(s) or the Annuitant if the Owner is a non-individual.If a Determining Life dies during the Accumulation Phase your Beneficiary(s) will receive the greater of the Contract Value or the total Purchase Payments adjusted for withdrawals.
• Withdrawals reduce your total Purchase Payments proportionately, which means this value may be reduced by more than the amount withdrawn.
• If you change Owner(s) the death benefit may be reduced to Contract Value.
Material Contract Variations (see Appendix F)	The product or certain product features may not currently be available in all Contracts or may not be available from all selling firms or from all Financial Professionals. Your Financial Professional can also provide information regarding availability of Allocation Options.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Purchasing a Contract: Key Features at a Glance
Customer Service (see the last page of this prospectus)	If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197. Our Service Center is the area of our company that issues Contracts and provides Contract maintenance and routine customer service. You can also contact us by:
• mail at Allianz Life Insurance Company of New York, P.O. Box 561,
Minneapolis, MN 55440-0561, or
• email at Contact.Us@allianzlife.com.
Who Should Consider Purchasing the Contract?
We designed the Contract for people who are looking for a level of protection for their principal while providing potentially higher returns than are available on traditional fixed annuities. This Contract is not intended for someone who is seeking complete protection from downside risk, nor someone who is seeking unlimited investment potential.
We offer other annuity contracts that may address your investment and retirement needs. These contracts include variable annuities, registered index-linked annuities and fixed index annuities. These annuity products may offer different features and benefits more appropriate for your needs, including allocation options, fees and/or expenses that are different from those in the Contract offered by this prospectus. Not every contract is offered through every Financial Professional. Some Financial Professionals or selling firms may not offer and/or limit offering of certain features and benefits, as well as limit the availability of the contracts based on criteria established by the Financial Professional or selling firm. For more information about other annuity contracts, please contact your Financial Professional.
For example, these other annuity contracts may have different Index Options, and different rates and minimums for the Caps and Buffers. Caps may also be affected, positively or negatively, by expenses we incur in providing other contract features. For example, a product that deducts fees and expenses from Index Options may have higher Caps than a contract that deducts fees and expenses only from Variable Options.
How Do the Crediting Methods Work?
The Index Protection NY Strategy provides a Performance Credit based on Index Values and Index Return.
•	If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.
•	If the current Index Value is equal to the Index Value on the last Index Anniversary, the Performance Credit is zero.
•	If the Index Return is negative and the loss is:
–	less than or equal to the Buffer, the Performance Credit is zero. We absorb any loss up to the Buffer.
–	greater than the Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the Buffer. You participate in any losses beyond the Buffer.
The Index Performance Strategy also provides a Performance Credit based on Index Values and Index Returns.
•	If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.
•	If the current Index Value is equal to the Index Value on the last Index Anniversary, the Performance Credit is zero.
•	If the Index Return is negative and the loss is:
–	less than or equal to the Buffer, the Performance Credit is zero. We absorb any loss up to the Buffer.
–	greater than the Buffer, the negative Performance Credit is equal to the negative Index Return in excess of the Buffer. You participate in any losses beyond the Buffer.
A more detailed description of how we calculate Credits, including numerical examples, is included in section 5, Valuing Your Contract – Calculating Credits.
• The Index Protection NY Strategy and Index Performance Strategy allow negative Performance Credits. A negative Performance Credit means you can lose principal and previous earnings. These losses could be significant.
• Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Index Year.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

How Do the Crediting Methods Compare?
The Crediting Methods have different risk and return potentials.
	Index Protection NY Strategy	Index Performance Strategy
What is the asset protection?	• Most protection – generally has higher Buffers than the Index Performance Strategy.
• Buffer absorbs a percentage of loss, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any one Index Year.
• Impacted by very large negative market movements because small and moderate negative market movements are absorbed by the Buffer.	• Less protection – generally has lower Buffers than the Index Protection NY Strategy.
• Buffer absorbs a percentage of loss, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any one Index Year.
• More sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy.
What is the growth opportunity?	• Less growth opportunity – generally has lower Caps than the Index Performance Strategy. • Growth opportunity limited by the Cap.	• Most growth opportunity – generally has higher Caps than the Index Protection NY Strategy. • Growth opportunity limited by the Cap. • May perform best in a strong market.
What can change within a Crediting Method?	• Renewal Caps for existing Contracts can change annually. • Caps are subject to a 1.50% minimum, and Buffers are subject to a 5% minimum.	• Renewal Caps for existing Contracts can change annually. • Caps are subject to a 1.50% minimum, and Buffers are subject to a 5% minimum.

•  You participate in any negative Index Return in excess of the Buffer, which reduces your Contract Value. For example, if we set the Buffer at 5% we would absorb the first -5% of Index Return and you could lose up to 95% of the Index Option Value.
• The minimum Buffer is the least amount of protection that you could receive from negative Index Returns for any Index Option.
• Caps as set by us from time-to-time may vary substantially based on market conditions. However, in extreme market environments, it is possible that all Caps will be equal and reduced to the minimum of 1.50%.
• Caps and Buffers can be different from Index Option to Index Option. For example, Caps for the Index Performance Strategy can be different between the S&P 500® Index and the Nasdaq-100® Index, and Caps for the S&P 500® Index can be different between the Index Protection NY Strategy and Index Performance Strategy. They may also be different from Contract-to-Contract depending on Index Effective Date.
Bar Chart Examples of the Crediting Methods Performance
The following hypothetical examples show conceptually how the Crediting Methods might work in different market environments and assume no change in the hypothetical Caps. All values below are for illustrative purposes only. The examples do not reflect any Caps or Buffers that may actually apply to a Contract. The examples do not predict or project the actual performance of the Allianz Index Advantage® New York. Although an Index or Indexes will affect your Index Option Values, the Index Options do not directly participate in any stock or equity investment and are not a direct investment in an Index. The Index Values do not include the dividends paid on the stocks comprising an Index. An allocation to an Index Option is not a purchase of shares of any stock or index fund. These examples do not reflect deduction of the Contract fees and expenses. Historical Index Option performance information is also included in Appendix D.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Can the Crediting Methods or Indexes Change?
We can add new Crediting Methods and Indexes to your Contract in the future, and you can allocate Purchase Payments or transfer Contract Value to them on the next Index Anniversary after we make them available to you. Once we add a Crediting Method to your Contract we cannot remove it, or change how it calculates Performance Credits. Once we add an Index Option to your Contract, we cannot change its or Buffer after it is established. However, we can change the renewal Caps associated with any Index Option on each Index Anniversary.
Once we add an Index to your Contract, we cannot remove it without simultaneously replacing or substituting it. Index replacements and substitutions can occur either on an Index Anniversary or during an Index Year. If we substitute an Index during an Index Year, we will combine the return of the previously available substituted Index with the return of the new Index. However, if we substitute an Index, we do not change the Buffers applicable to your Contract, or the current Caps that we set on the prior Index Anniversary. Changes to the Caps for the new substituted Index, if any, may occur at the next regularly scheduled Index Anniversary or later Index Anniversaries. For more information, see Risk Factors – Substitution of an Index.
Historical information on the Caps and Buffers is provided in Appendix C. This information is for historical purposes only and is not a representation as to future Caps or Buffers.
When Does Allianz Establish the Values Used to Determine Index Credits?
We establish the Buffers for your Contract on the Issue Date. However, if we add a new Index Option to your Contract after the Issue Date, we establish the or Buffer for it on the date we add the Index Option to your Contract. Your actual Buffers are stated in your Contract and cannot change once they are established.
Once we establish the initial Caps for a Contract they cannot change until the next Index Anniversary. We can change the renewal Caps for an existing Contract annually on each Index Anniversary, in our discretion. Your initial and renewal Caps are stated in your Index Options Statement, which is the account statement we mail to you on the Index Effective Date and each Index Anniversary. The Index Options Statement also includes the Index Values on the Index Effective Date and each subsequent Index Anniversary. We use these Index Values to determine Index Returns and Performance Credits.
For information on the Buffers, and initial Caps we currently offer for newly issued Contracts, see our website at www.allianzlife.com/indexratesny , or call (800) 624-0197. We publish any changes to these values at least seven calendar days before they take effect.
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that your current Caps are expiring on the upcoming Index Anniversary, and the renewal Caps for the next Index Year will be available for your review in your account on our website at least seven calendar days before the upcoming Index Anniversary. We also have a link to your Contract information with your renewal Caps on our website at www.allianzlife.com/indexratesny , or call (800) 624-0197. The Index Anniversary letter also reminds you of your opportunity to transfer Variable Account Value to the Index Options, or reallocate your Index Option Values on the upcoming anniversary.
• Caps may be different between newly issued and existing Contracts, and between existing Contracts issued on the same month and day in different years. For example, assume that in January 2017 we set Caps for the Index Performance Strategy with the S&P 500® Index as follows:
– 13% initial rate for new Contracts issued in 2017,
– 14% renewal rate for existing Contracts issued in 2016, and
– 12% renewal rate for existing Contracts issued in 2015.
• If your Contract is within its Free Look/Right to Examine period you may be able to take advantage of any increase in initial Caps by cancelling your Contract and purchasing a new Contract.
What Are the Different Values Within the Contract?
The Contract provides the following values as discussed in section 5, Valuing Your Contract.
•	The Contract Value is the sum of your Variable Account Value and Index Option Values. Contract Value reflects any previously deducted fees and charges, but does not reflect fees and charges that we would apply on liquidation. The cash surrender value reflects all fees and charges that we would apply on liquidation.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

•	Your Variable Account Value is the sum of the values in your selected Variable Options. It includes the deduction of Variable Option operating expenses, and any previously assessed transfer fee, contract maintenance charge, product fee, and withdrawal charge. It changes each Business Day based on the performance of the Variable Options.
•	Your total Index Option Value is the sum of the values in each of your selected Index Options. Each Index Option Value includes any Performance Credits from previous Index Anniversaries and the deduction of any previously assessed contract maintenance charge, product fee, and withdrawal charge. Amounts removed from the Index Options during the Index Year for withdrawals and Contract expenses do not receive a Performance Credit on the next Index Anniversary, but the amount remaining does receive a Performance Credit subject to the applicable Cap or Buffer.
–	On each Business Day during the Index Year other than the Index Effective Date or an Index Anniversary, we calculate the current Index Option Value for each Index Option by adding a Daily Adjustment to the Index Option Base. The Index Option Base is the amount you allocate to an Index Option adjusted for withdrawals, deduction of Contract fees and expenses, transfers into or out of the Index Option, and the application of any Performance Credits.
What Is the Daily Adjustment?
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Index Effective Date or an Index Anniversary for each Index Option . The Variable Options are not subject to the Daily Adjustment.
The Daily Adjustment can affect the amounts available for withdrawal, annuitization, payment of the death benefit, and the Contract Value used to determine the Charge Base and contract maintenance charge. The Daily Adjustment can be positive or negative. When the Daily Adjustment is positive, your Index Option Value has increased since the beginning of the year. When it is negative, your Index Option Value has decreased (excluding the effect of the deduction of Contract expenses or any partial withdrawal).
We calculate the Daily Adjustment for a given Business Day before we deduct any Contract fees or expenses or process any partial withdrawal on that Business Day, including Penalty-Free Withdrawals. However, the Daily Adjustment calculation is not affected by any Contract expense deduction or partial withdrawal. Penalty-Free Withdrawals are withdrawals you take under the free withdrawal privilege or waiver of withdrawal charge benefit, and payments you take under our minimum distribution program. Penalty-Free Withdrawals are not subject to a withdrawal charge. The Daily Adjustment does not change the Contract expense deducted or the withdrawal amount; it only changes the Index Option Value from which we deduct the expense or withdrawal.
The Daily Adjustment approximates the Index Option Value that will be available on the next Index Anniversary. It is the estimated present value of the future Performance Credit that we will apply on the next Index Anniversary. The Daily Adjustment takes into account:
(i)	any Index gains during the Index Year subject to the Cap,
(ii)	any Index losses greater than the Buffer, and
(iii)	the number of days until the next Index Anniversary..
The Daily Adjustment does this by using the hypothetical value of a Proxy Investment (Proxy Value) each Business Day, other than the Index Effective Date or an Index Anniversary, based on the formulas described in Appendix B. The Proxy Investment provides a current estimated present value of what the Performance Credit will be on the next Index Anniversary taking into account the applicable Cap or Buffer. The Daily Adjustment is not the actual Index return on the day of the calculation, and the estimated present value Performance Credit is not guaranteed. Therefore, the Daily Adjustment could result in a loss beyond the protection of the or Buffer.
A withdrawal taken during the Index Year may not receive the full benefit of the or Buffer because the Daily Adjustment takes into account what may potentially happen between the withdrawal date and the next Index Anniversary. All other factors being equal, even if the current Index return during the Index Year is greater than the Cap, the Daily Adjustment will usually be lower than the Cap. This is because there is a possibility that the Index return could decrease before the end of the Index Year. Similarly, even though a negative Index return may be within the amount of the Buffer, you still may receive a negative Daily Adjustment because there is a possibility that the Index Return could decrease before the end of the Index Year. A negative Daily Adjustment may cause you to realize loss of principal or previous earnings.
The Daily Adjustment’s risks are discussed in more detail in Risk Factors – Risk of Negative Returns. The specific details of the Daily Adjustment formula are described in Appendix B and in Exhibit 99(a) of the Form S-1 Registration Statement

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at www.allianzlife.com/new-york.
What is the Performance Lock?
For any Index Option , you can capture the current Index Option Value (which includes the Daily Adjustment) on any Business Day during the Index Year through our Performance Lock feature. You (or your Financial Professional, if authorized) can request Performance Locks either “manually”, or “automatically” by setting target(s) based on the Daily Adjustment. (On our website the Daily Adjustment is included in the Index Option Value Return figures.) The Business Day that we execute either a manual or automatic Performance Lock is the Lock Date for that Index Option.
We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock. Automatic Performance Locks are not available to Contracts issued before August 24, 2015, or that have a Contract number starting with GAZ.

Risk Factors
The Contract involves certain risks that you should understand before purchasing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Allocation Options you choose.
Liquidity Risks
We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment.
If you need to take assets from your Contract during the withdrawal charge period, we deduct a withdrawal charge unless the withdrawal is a Penalty-Free Withdrawal. While Penalty-Free Withdrawals provide some liquidity, they are permitted in only limited amounts or in special circumstances. If you need to withdraw most or all of your Contract Value in a short period, you may exceed the Penalty-Free Withdrawal amounts available to you and incur withdrawal charges. (For more information on the withdrawal charge, see the Fee Tables and section 6, Expenses – Withdrawal Charge.)
We calculate the withdrawal charge as a percentage of your Purchase Payments, not Contract Value. Consequently, if the Contract Value has declined since you made a Purchase Payment, it is possible the percentage of Contract Value withdrawn to cover the withdrawal charge would be greater than the withdrawal charge percentage. For example, assume you buy the Contract with a single Purchase Payment of $1,000. If your Contract Value in the 5th year is $800 and you take a full withdrawal a 5% withdrawal charge applies. The total withdrawal charge would be $50 (5% of $1,000). This results in you receiving $750.
Amounts withdrawn from this Contract may also be subject to a 10% additional federal tax if taken before age 59 1⁄2.
We only apply Performance Credits to the Index Options once each Index Year on the Index Anniversary, rather than on a daily basis. In the interim, we calculate Index Option Values based on the Daily Adjustment . If you invest in any Index Option and take a withdrawal or annuitize the Contract, or if we pay a death benefit, during the interim, you may not receive the full benefit of the Index Returns, Buffers.
You can transfer Index Option Value to a Variable Option only on every sixth Index Anniversary, and you may transfer Index Option Values among the Index Options only on an Index Anniversary. At other times, you can only move assets out of an Index Option by taking partial withdrawals, surrendering the Contract, or entering the Annuity Phase. These restrictions may limit your ability to react to changes in market conditions. You should consider whether investing in an Index Option is consistent with your financial needs.
Risks of Investing in Securities
Returns on securities and securities Indexes can vary substantially, which may result in investment losses. The historical performance of the available Allocation Options does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Trading prices of the securities underlying the Allocation Options are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

These factors can affect capital markets generally and markets on which the underlying securities are traded and these factors can influence the performance of the underlying securities.
If you allocate Purchase Payments or transfer Contract Value to an Index Option, your returns depend on the performance of an Index although you are not directly invested in the Index. Because the S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index and EURO STOXX 50® are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.
S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies.
Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.
Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, that company’s securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
EURO STOXX 50®. EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone. The securities comprising EURO STOXX 50® are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty), and are significantly affected by the European markets and actions of the European Union.
The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. As of May 1, 2020, the COVID-19 pandemic has led to significant volatility and negative returns in the financial markets. These market conditions have impacted the performance of the Indexes to which the Index Options are linked, as well as the funds underlying the Variable Options. If these market conditions continue, and depending on your individual circumstances (e.g., your selected Allocation Options and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. The COVID-19 pandemic and other market factors have resulted in an abnormally low interest rate environment, in which certain rates have gone negative. This low level of rates can affect the returns of an Index, the level of Caps, and other product features, and the performance of your Contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen. You should consult with a Financial Professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Contract, such as purchasing the Contract or making Purchase Payments, transfers, or withdrawals, based on your individual circumstances.
Risk of Negative Returns
The Variable Options do not provide any protection against negative returns. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Variable Options and such losses could be significant.
If you allocate Purchase Payments or transfer Contract Value to an Index Option , negative Index Returns may cause Performance Credits to be negative after application of the Buffer. Ongoing Contract fees and expenses, including withdrawal charges, could also cause amounts available for withdrawal to be less than what you invested even if Index performance has been positive. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Index Options , and such losses could be significant.
If you select an Index Option, we calculate Index Option Values on each Business Day during an Index Year (other than the Index Effective Date or an Index Anniversary) by adding the Daily Adjustment. The Daily Adjustment affects the total Contract Value available for withdrawal, annuitization, and death benefits, and it affects how we determine the contract

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

maintenance charge and Charge Base for the product fee. The Daily Adjustment can be less than the Cap even if the year-to-date Index return is greater than the Cap. In addition, even though the year-to-date Index return may be positive, the Daily Adjustment may be negative due to changes in Proxy Value inputs, such as volatility, dividend yield, and interest rate. The Daily Adjustment is generally negatively affected by:
•	interest rate decreases,
•	dividend rate increases,
•	poor market performance, and
•	increases in the expected volatility of Index prices.
If you take a withdrawal from an Index Option before the Index Anniversary, you could lose principal and previous earnings because of the Daily Adjustment even if Index performance is positive on that day or has been positive since the beginning of the Index Year. If the current Index return during the Index Year is negative, the Daily Adjustment could result in losses greater than the protection provided by the or Buffer.
Risks Associated with Calculation of Performance Credits
We calculate Performance Credits each Index Year on the Index Anniversary. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Index Year. If you allocate Purchase Payments or transfer Contract Value to the Index Options the Caps limit positive returns and could cause performance to be lower than it would otherwise have been if you invested in a mutual fund designed to track the performance of the applicable Index, or the Variable Options.
The Index Options do not directly participate in the returns of the Indexes or the Indexes’ component securities, and do not receive any dividends payable on these securities. Index returns would be higher if they included the dividends from the component securities. The past ten years of actual average of the annual Index returns without and with dividends would have been as follows:
	January 1, 2010 through December 31, 2019
	S&P 500® Index	Nasdaq-100® Index	Russell 2000® Index	EURO STOXX 50®
Returns without dividends	11.80%	17.44%	11.35%	3.16%
Returns with dividends	14.12%	18.77%	12.86%	7.17%
Caps may be adjusted annually on the Index Anniversary and may vary significantly from year to year. Changes to Caps may significantly affect the amount of Performance Credit you receive. (For more information, see the “Changes to Caps and Buffers” discussion later in this section.
The Crediting Methods only capture Index Values on one day each year, so you will bear the risk that the Index Value might be abnormally low on these days.
Risks Associated with Performance Locks
If a Performance Lock is executed:
•	You will no longer participate in Index performance, positive or negative, for the remainder of the Index Year for the locked Index Option. This means that under no circumstances will your Index Option Value increase during the remainder of the Index Year.
•	You will not receive a Performance Credit on any locked Index Option on the next Index Anniversary.
•	We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This means you will not be able to determine in advance your locked Index Option Value, and it may be higher or lower than it was at the point in time you requested a manual Performance Lock, or that your Index Option reached its target for an automatic Performance Lock.
•	If a Performance Lock is executed when your Daily Adjustment has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Option was not locked.
•	We will not provide advice or notify you regarding whether you should exercise a Performance Lock or the optimal time for doing so. We will not warn you if you exercise a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise a Performance Lock.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Substitution of an Index
There is no guarantee that the Indexes will be available during the entire time that you own your Contract. If we substitute a new Index for an existing Index, the performance of the new Index may be different and this may affect your ability to receive positive Performance Credits. We may substitute a new Index for an existing Index if:
•	the Index is discontinued,
•	we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative hedging instruments to hedge the Index, or we are not licensed to use the Index, or
•	the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities.
If we add or substitute an Index, we first seek any required regulatory approval (from each applicable state insurance regulator) and then provide you with written notice. We also provide you with written notice if an Index changes its name. Substitutions of an Index may occur during an Index Year. If we substitute an Index during an Index Year we will combine the return of the replaced existing Index from the prior Index Anniversary to the substitution date with the return of the new Index from the substitution date to the next Index Anniversary. If we substitute an Index during an Index Year:
•	we do not change the Charge Base we use to calculate the product fee, and
•	the Caps and Buffers for the replaced Index will apply to the new Index. We do not change the Buffers applicable to your Contract, or the current Caps that we set on the prior Index Anniversary.
Changes to Caps associated with the new Index, if any, may occur at the next regularly scheduled Index Anniversary or on later Index Anniversaries. Depending on the constitution of the replaced Index, the volatility of its investments, and our ability to hedge the Index’s performance, we may determine, in our discretion, to increase or decrease renewal Caps associated with the new Index. However, we would not implement any change to reflect this difference until the next Index Anniversary after the substitution. The substitution of an Index during an Index Year may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index.
The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will replace any equity Index with a broad-based equity index.
Changes to Caps and Buffers
You can only transfer Index Option Value to a Variable Option on a sixth Index Anniversary.
We establish Buffers, and initial and renewal Caps as indicated under “When Does Allianz Establish the Values Used to Determine Index Credits?” in the Summary section. This section also includes information on where to find information on initial and renewal Caps, and the notice we provide you of renewal changes on each Index Anniversary.
On each Index Anniversary you have the option of remaining allocated to your current Index Options at the renewal Caps, or transferring to another permitted Allocation Option, subject to the limitations on transfers from an Index Option to a Variable Option. If you do not review renewal change information when it is published, or take no action to transfer to another permitted Allocation Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal Caps until the next Index Anniversary.
You risk the possibility that the renewal Caps you receive may be less than you would find acceptable. If you do not find the renewal rates acceptable, you must give us transfer instructions no later than the close of the Business Day on the Index Anniversary (or the next Business Day if the anniversary is a non-Business Day) or you will be subject to these renewal Caps for the next Index Year. Other than on a sixth Index Anniversary when you can transfer Index Option Value to the Variable Options, when your renewal rates change the only option available to you is to transfer Index Option Value between Index Options.
Initial and renewal Caps may vary significantly depending upon a variety of factors, including:
•	market volatility,
•	our hedging strategies and investment performance,
•	the availability of hedging instruments,
•	the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
•	your Index Effective Date,

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

•	the level of interest rates,
•	utilization of Contract benefits by Owners, and
•	our profitability goals.
The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to Caps. In a rising interest rate environment, increases in Caps, if any, may be substantially slower than increases in interest rates.
We manage our obligation to provide Performance Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal Caps to reflect these cost changes. The primary factor affecting the differences in the initial Caps for newly issued Contracts and renewal rates for existing Contracts is the difference in what we can earn from these investments for newly issued Contracts versus what we are earning on the investments that were made, and are being held to maturity, for existing Contracts. In some instances we may need to reduce both initial and renewal Caps, or we may need to substitute an Index. You bear the risk that we may reduce Caps, which reduces your opportunity to receive positive Credits. You also bear the risk that the Buffers for your Contract are small, which increases the risk that you could receive negative Performance Credits and incur losses.
Investment in Derivative Hedging Instruments
The Index Options are supported by bonds and other fixed income securities which are also used to support the Contract guarantees, cash, and derivative hedging instruments used to hedge the movements of the applicable Index.
At Contract issue, we invest a substantial majority of the initial Contract Value allocated to the Index Options in fixed income securities, with most of the remainder invested in derivative hedging instruments. The derivative hedging instruments are purchased to track and hedge Index movements and support our obligations with regard to the Index Options. The derivative hedging instruments we purchase include put options, call options, futures, swaps, and other derivatives.
The Index Options move assets in the unregistered separate account between a book value subaccount and a market value subaccount during the Index Year based on Index performance. We typically transfer assets between the subaccounts if there is a 10% incremental change in year-to-date Index performance. For the Index Performance Strategy this starts at a -10% decrease in the market; for the Index Protection NY Strategy, this starts at a -30% decrease in the market. We monitor year-to-date Index performance daily and change allocations daily if needed based on this 10% increment. For more information on our unregistered separate account backing the Index Options, see section 11, Other Information – Our Unregistered Separate Account.
We currently limit our purchase of derivative hedging instruments to liquid securities. However, like many types of derivative hedging instruments, these securities may be volatile and their price may vary substantially. In addition, because we pay Performance Credits regardless of the performance of derivative hedging instruments we purchase, we may incur losses on hedging mismatches or errors in hedging. Our experience with hedging securities may affect renewal Caps for existing Contracts.
Certain Variable Options may also invest in derivative securities. For more information on these investments, see the Variable Option prospectuses.
Our Financial Strength and Claims-Paying Ability
We make Annuity Payments, pay death benefits, and apply Performance Credits from our general account. Our general account assets are subject to claims by our creditors, and any payment we make from our general account is subject to our financial strength and claims-paying ability.
The assets in our unregistered separate account, Separate Account IANY are also subject to claims by our creditors. You can obtain information on our financial condition by reviewing our financial statements in this prospectus. For more information see section 11, Other Information – Our Unregistered Separate Account.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

As a result of the COVID-19 pandemic, economic uncertainties have arisen which are likely to negatively impact Allianz Life of New York’s net income and surplus. The extent to which the COVID-19 pandemic impacts our business (including our ability to timely process applications or claims), net income, and surplus, as well as our capital and liquidity position, will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response to the pandemic.
Regulatory Protections
Allianz Life of New York is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you make to an Index Option are not part of the Separate Account. Allianz Life of New York is not an investment adviser and so is not subject to the Investment Advisers Act of 1940, and does not provide investment advice to you in connection with your Contract.
Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.
The Contract is filed with and approved by New York. State insurance laws provide a variety of regulatory protections.

Fee Tables
These tables describe the fees and expenses you pay when purchasing, owning and taking a withdrawal from the Contract, or transferring Contract Value between Allocation Options. For more information, see section 6, Expenses.
Owner Transaction Expenses
Withdrawal Charge During Your Contract’s First Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8.5%
1	8%
2	6.5%
3	5%
4	3%
5	1%
6 years or more	0%

Transfer Fee(3)	$25
(for each transfer between Variable Options after twelve in a Contract Year)

Premium Tax(4)	3.5%
(as a percentage of each Purchase Payment)
Owner Periodic Expenses
Contract Maintenance Charge(5)	$50
(per Contract per year)
(1)	The Contract provides a free withdrawal privilege that allows you to withdraw 10% of your total Purchase Payments annually without incurring a withdrawal charge, as discussed in section 7, Access to Your Money – Free Withdrawal Privilege.
(2)	The Withdrawal Charge Basis is the total amount under your Contract that is subject to a withdrawal charge, as discussed in section 6, Expenses – Withdrawal Charge.
(3)	We count all transfers made in the same Business Day as one transfer, as discussed in section 6, Expenses – Transfer Fee. The transfer fee does not apply to transfers to or from the Index Options and these transfers do not count against your free transfers. Transfers are subject to the policies discussed in section 4, Variable Options – Excessive Trading and Market Timing.
(4)	New York does not currently impose this tax, but we reserve the right to deduct this charge if they do so in the future. This is the maximum charge we could deduct if we exercise this right, as discussed in section 6, Expenses – Premium Tax.
(5)	Waived if the Contract Value is at least $100,000, as discussed in section 6, Expenses – Contract Maintenance Charge.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Contract Annual Expenses
Product Fee(6)	1.25%
(as a percentage of the Charge Base)
(6)	We do not assess the product fee during the Annuity Phase. See section 6, Expenses – Product Fee.
Annual Operating Expenses of the Variable Options
The following are the minimum and maximum total annual operating expenses charged by any of the Variable Options for the most recent fiscal year ended December 31, 2019, before the effect of any contractual expense reimbursement or fee waiver. We show the expenses as a percentage of a Variable Option’s average daily net assets. The Index Options do not assess any separate operating expenses, and are not included in the following chart.
	Minimum	Maximum
Total annual Variable Option operating expenses (including management fees, distribution or 12b-1 fees, and other expenses) before fee waivers and expense reimbursements	0.64%	0.72%
The table below describes in detail the total annual operating expenses of the Variable Options before fee waivers and/or expense reimbursements. We show the expenses as a percentage of a Variable Option's average daily net assets for the most recent fiscal year ended December 31, 2019. Expenses may vary in current and future years. See the Variable Options' prospectuses for further information regarding the expenses you may expect to pay. Some of the Variable Options or their affiliates may also pay service fees to us or our affiliates. If these fees are deducted from Variable Option assets, they are reflected in the table below.
Variable Option	Management fees	Rule 12b-1 fees	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses before fee waivers and/or expense reimbursements
BLACKROCK
AZL Government Money Market Fund(1)	.35	.25	.04	–	.64
ALLIANZ FUND OF FUNDS
AZL MVP Balanced Index Strategy Fund(2)	.10	–	.04	.58	.72
AZL MVP Growth Index Strategy Fund(2)	.10	–	.02	.56	.68
(1)	Other Expenses for the AZL Government Money Market Fund include recoupment of prior waived fees in the amount of 0.24%. The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The recoupment of prior waived fees reflects the recoupment of amounts previously waived, reimbursed, or paid by the Manager under this arrangement. Such recoupments are subject to the following limitations: (1) the repayments will not cause the Fund’s net investment income to fall below 0.00%; (2) the repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place; and (3) any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%. See the Investment Option prospectus for further information.
(2)	The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution and/or administrative services. The underlying funds do not pay service fees or 12b-1 fees to the Allianz Fund of Funds and the Allianz Fund of Funds do not pay service fees or 12b-1 fees. The underlying funds of the Allianz Fund of Funds may pay service fees to the insurance companies issuing variable contracts, or their affiliates, for providing customer service and other administrative services to contract purchasers. The amount of such service fees may vary depending on the underlying fund.
Examples
These examples are intended to help you compare the cost of investing in this Contract’s Variable Options with the costs of other variable annuity contracts. These examples assume you make a $10,000 investment and your Variable Options earn a 5% annual return. They are not a representation of past or future expenses. Your Contract expenses may be more or less than the examples below, depending on the Variable Options you select and whether and when you take withdrawals.
We deduct the $50 contract maintenance charge in the examples on each Contract Anniversary during the Accumulation Phase (or the next Business Day if the Contract Anniversary is a non-Business Day). We may waive this charge under certain circumstances, as described in section 6, Expenses – Contract Maintenance Charge. We deduct the annual product

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

fee (maximum charge of 1.25% ) in the examples on each Quarterly Contract Anniversary during the Accumulation Phase, as described in section 6, Expenses – Product Fee. A transfer fee may apply, but is not reflected in these examples (see section 6, Expenses – Transfer Fee).
1)	If you surrender your Contract (take a full withdrawal) at the end of each time period.

Total annual Variable Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 years
0.72% (maximum Investment Option operating exp.)	$1,014	$1,393	$1,748	$2,737
0.64% (minimum Investment Option operating exp.)	$1,006	$1,369	$1,708	$2,655
2)	If you annuitize your Contract and begin Annuity Payments at the end of each time period. The earliest available Annuity Date (the date we begin making Annuity Payments) is 13 months after the Issue Date.

Total annual Variable Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 years
0.72% (maximum Investment Option operating expense)	N/A	$713	$1,248	$2,687
0.64% (minimum Investment Option operating expense)	N/A	$689	$1,208	$2,605
3)	If you do not surrender your Contract.

Total annual Variable Option operating expenses before any fee waivers or expense reimbursements of:	1 Year	3 Years	5 Years	10 years
0.72% (maximum Investment Option operating expense)	$249	$763	$1,298	$2,737
0.64% (minimum Investment Option operating expense)	$241	$739	$1,258	$2,655
Condensed Financial Information
The statutory financial statements of Allianz Life Insurance Company of New York are included in Appendix G of this prospectus. The financial statements of Allianz Life of NY Variable Account C are included or incorporated by reference in Part C of the Form N-4 Registration Statement.
Accumulation unit value (AUV) information for the subaccounts offered under the Contract offered by this prospectus, as of the end of December 31, 2019, is listed in the table below. This information should be read in conjunction with the financial statements and related notes of the Separate Account included in Part C of the Form N-4 Registration Statement.
(Number of Accumulation Units in thousands)
Period or Year Ended	AUV at Beginning of Period	AUV at End of Period	Number of Accumulation Units Outstanding at End of Period
AZL Government Money Market Fund
12/31/2014	N/A	12.755	124.00
12/31/2015	12.755	12.756	249.00
12/31/2016	12.756	12.757	444.00
12/31/2017	12.757	12.763	524.00
12/31/2018	12.763	12.893	629.00
12/31/2019	12.893	13.072	774.00
AZL MVP Balanced Index Strategy Fund
12/31/2014	N/A	12.956	13.00
12/31/2015	12.956	12.927	60.00
12/31/2016	12.927	13.782	87.00
12/31/2017	13.782	15.353	85.00
12/31/2018	15.353	14.671	97.00
12/31/2019	14.671	17.152	108.00
AZL MVP Growth Index Strategy Fund
12/31/2014	N/A	14.280	8.00
12/31/2015	14.280	14.165	29.00
12/31/2016	14.165	15.128	44.00
12/31/2017	15.128	17.543	47.00
12/31/2018	17.543	16.412	62.00
12/31/2019	16.412	19.779	57.00

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

1.  The Contract
An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life of New York), where you make payments to us and we invest that money in the Allocation Options you select. Depending on market conditions, your Contract may gain or lose value based on the returns of your selected Allocation Options. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payout option you select that is described in this prospectus. We do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase.
The Accumulation Phase is the first phase of your Contract, and it begins on the Issue Date. During the Accumulation Phase, we invest your money in the Allocation Options you select on a tax-deferred basis. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. (For more information, see section 10, Taxes.)
During the Accumulation Phase you can take withdrawals (subject to any withdrawal charge) and you can make additional Purchase Payments subject to the restrictions set out in section 3, Purchase Requirements.
The Accumulation Phase ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day we process your request for a full withdrawal.
•	Upon the death of any Owner (or the Annuitant if the Owner is a non-individual), the Business Day we first receive a Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Allocation Options until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim.
If you request Annuity Payments, the Accumulation Phase of your Contract ends and you enter the Annuity Phase. During the Annuity Phase we make regular fixed periodic Annuity Payments based on the life of the Annuitant(s), or life and term certain. We send Annuity Payments to the Payee (the person or entity who receives Annuity Payments during the Annuity Phase). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on your Contract Value and the payout rates for the Annuity Option you select. Your Annuity Payments do not change unless an Annuitant dies. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 8, The Annuity Phase.
Financial Adviser Fees
If you have a financial adviser and want to take a withdrawal from this Contract to pay your financial adviser fee, you can submit a written request to our Service Center on a form satisfactory to us. If we approve your request, we withdraw the fee and pay it to your financial adviser. We treat this fee payment as a withdrawal which means a withdrawal charge, ordinary income taxes, and a 10% additional federal tax if you are under age 59 1⁄2 may apply, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative). If this is a Non-Qualified Contract, a withdrawal will be a taxable withdrawal to the extent that gain exists within the Contract. Financial adviser fees paid from an IRA Contract will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the financial adviser fee. You should consult a tax adviser regarding the tax treatment of financial adviser fee payments. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Your investment adviser acts on your behalf, not ours. We are not party to any agreement between you and your financial adviser, nor are we responsible for your financial adviser’s actions. We do not set your financial adviser’s fee or receive any part of it. Any financial adviser fee you pay is in addition to this Contract’s fees and expenses. You should ask your financial adviser about compensation they receive for this Contract. Allianz Life of New York is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
You can submit a written request to our Service Center on a form satisfactory to us to allow your financial adviser to make Allocation Option transfers on your behalf. However, we reserve the right to review a financial adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the financial adviser's trading history

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

indicates excessive trading, we can deny your request. If we approve it, your financial adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
When the Contract Ends
The Contract ends when:
•	all applicable phases of the Contract (Accumulation Phase and/or Annuity Phase) have ended, and/or
•	if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you take a full withdrawal of the total Contract Value, both the Accumulation Phase and the Contract end even though the Annuity Phase never began and we did not make any death benefit payments.

2.  Ownership, Annuitant, Determining Life, Beneficiary, and Payee
Owner
The Owner designated at Contract issue has all the rights under the Contract. The Owner may be an individual, or a non-individual (e.g. a trust, tax-exempt entity, or corporation). Qualified Contracts and non-individually owned Contracts can only have one Owner. A Qualified Contract is purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Joint Owner
A Non-Qualified Contract can be owned by up to two individual Owners (Joint Owners). We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.
Annuitant
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date. You cannot change the Annuitant if the Owner is a non-individual. Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix to the Form N-4 SAI. Use care when designating Owners and Annuitants, and consult your Financial Professional if you have questions.
Upon the Death of a Sole Owner

Action if the Contract is in the Accumulation Phase

•	We pay a death benefit to the Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract.
•	If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract:
–	we increase the Contract Value to equal the total Purchase Payments adjusted for withdrawals if greater and available, and the death benefit ends,
–	the surviving spouse becomes the new Owner,
–	the Accumulation Phase continues, and
–	upon the surviving spouse’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Owner was not a Determining Life, the Traditional Death Benefit is not available and the Beneficiary(s) receives the Contract Value.
Action if the Contract is in the Annuity Phase

•	The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option 1 or 3, payments end.
–	Annuity Option 2 or 4, payments end when the guarantee period ends.
–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
Determining Life (Lives)
The Determining Life (Lives) are the individuals on whose life we base the total Purchase Payments adjusted for withdrawals provided by the Traditional Death Benefit . We establish the Determining Life (Lives) at Contract issue. For an individually owned Contract the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract the Determining Life is the Annuitant. After the Issue Date the Determining Life (Lives) only change if:
•	you remove a Joint Owner due to divorce, we also remove that person as a Determining Life, or
•	you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, we remove the prior Owner who is not the Annuitant as a Determining Life.
Beneficiary
The Beneficiary is the person(s) or entity you designate at Contract issue to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die simultaneously, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. You and a Beneficiary are deemed to have died simultaneously if it is not established by clear and convincing evidence that either you or the Beneficiary survived the other by 120 hours. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die simultaneously, we pay the death benefit to the named contingent Beneficiaries or equally to the estate of the Joint Owners if there are no named contingent Beneficiaries.
Payee
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally we require the Payee to be an Owner. However, you can name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
Assignments, Changes of Ownership and Other Transfers of Contract Rights
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing.
Upon receipt of your request in Good Order, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. A request is in “Good Order” when it contains all the information we require to process it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary you must make a separate request.
• An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.
• An assignment does not change the Determining Life (Lives).

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

3.  Purchasing the Contract
Purchase Requirements
To purchase this Contract, on the Issue Date all Owners and the Annuitant must be age 80 or younger.
The Purchase Payment requirements for this Contract are as follows.
•	The minimum initial Purchase Payment due on the Issue Date is $10,000.
•	You can make additional Purchase Payments of $50 or more during the Accumulation Phase.
•	We do not accept additional Purchase Payments on or after the Annuity Date.
•	The maximum total Purchase Payments we accept is $1 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
Once we receive your initial Purchase Payment and all necessary information in Good Order at our Service Center, we issue the Contract within two Business Days and allocate your payment to your selected Allocation Options. If you do not give us all of the information we need, we contact you or your Financial Professional. If for some reason we are unable to complete this process within five Business Days, we either send back your Purchase Payment or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order.
If you submit a Purchase Payment and/or application to your Financial Professional, we do not begin processing the payment and/or application until we receive it. A Purchase Payment is “received” when it arrives at our Service Center from the address for mailing checks listed at the back of this prospectus regardless of how or when you submitted them. We forward Purchase Payments we receive at the wrong address to the last address listed at the back of this prospectus, which may delay processing.
We can only decline a Purchase Payment if it would cause total Purchase Payments to be more than $1 million, or if it would otherwise violate the Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date). If mandated under applicable law, we may be required to reject a Purchase Payment.
Applications Sent Electronically
We accept manually signed applications that are in Good Order and are sent by fax, or email, or uploaded to our website. It is important to verify receipt of any faxed application, or to receive a confirmation number when using email or the web. We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your written application by mail to our Service Center. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.
Allocation of Purchase Payments and Contract Value Transfers
The allocation instructions you provide on your application automatically become your Purchase Payment default instructions. (In your Contract, Purchase Payment default instructions are called future allocation instructions.) We use these default instructions for all Purchase Payments we receive unless you change them, or give us alternate allocation instructions specific to an individual Purchase Payment. We only allow Purchase Payments to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments in the AZL Government Money Market Fund until we transfer them to your selected Index Options according to your Purchase Payment default instructions. On the Index Effective Date we rebalance or reallocate your total Contract Value among all of your selected Allocation Options according to your Purchase Payment default instructions. For additional Purchase Payments we receive after the Index Effective Date, we transfer the amounts held in the AZL Government Money Market Fund to your selected Index Options on the next Index Anniversary. This transfer on the next Index Anniversary does not involve a reallocation of your total Contract Value.
We only allow Variable Account Value transfers into Index Options and Index Option Value transfers between Index Options on Index Anniversaries. You can automatically reallocate your total Contract Value annually by providing us with instructions (see section 5, Optional Reallocation Program).

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

You select the Index Effective Date when you purchase your Contract. It can be any Business Day up to and including the first Quarterly Contract Anniversary, but it cannot be the 29th, 30th or 31st of a month.
On your application if you select…	Your Index Effective Date will be either…
the earliest Index Effective Date	• your Issue Date, or • the first Business Day of the next month if the Issue Date is the 29th, 30th, or 31st of a month
the deferred Index Effective Date	• your first Quarterly Contract Anniversary, or
• the next Business Day if the first Quarterly Contract Anniversary occurs on a non-Business Day, or the first Business Day of the next month if the first Quarterly Contract Anniversary is the 29th, 30th, or 31st of a month
You can change your Index Effective Date before it occurs to be an earlier or later date by submitting a request. However, your new Index Effective Date cannot be later than the deferred Index Effective Date listed above. We must receive your request in Good Order at our Service Center before the end of the Business Day on which you want the Index Effective Date to occur. Once your Index Effective Date occurs, all Index Options for your Contract will have the same Index Anniversary.
You can change your Purchase Payment default instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to Purchase Payment default instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these default instructions on your behalf. Changes to your Purchase Payment default instructions do not reallocate or transfer existing Index Option Values.
We notify you at least 30 days in advance of each Index Anniversary as a reminder that on the upcoming anniversary you may transfer Variable Account Value to the Index Options, and you may transfer Index Option Value between Index Options. Transfers between Allocation Options do not change your Purchase Payment default instructions. For more information, see section 4, Variable Options – Electronic Transfer and Allocation Instructions. On each Index Anniversary, if we have not received transfer instructions from you, and you are not participating in the Index Option reallocation program, all assets invested continue to be invested in the Index Options at the renewal Caps.
You cannot transfer Index Option Value to the Variable Options except on every sixth Index Anniversary, at which point you can do so even if the assets you wish to transfer have been in the Index Options for less than six full years. If you request to transfer Index Option Value to the Variable Options on a sixth Index Anniversary this request automatically cancels any prior transfer instructions you gave to us regarding moving Variable Account Value to the Index Options. We must receive all Index Option transfer instructions in Good Order at our Service Center before the end of the Business Day on the Index Anniversary (or the next Business Day if the Index Anniversary is a non-Business Day).
You can transfer Variable Account Value among the Variable Options on any Business Day, except that any amount held in the AZL Government Money Market Fund that is set to be allocated to an Index Option on the Index Effective Date or an Index Anniversary will not be transferred to the Index Option if it is transferred to another Variable Option.
• In order to apply Purchase Payments we receive after the Index Effective Date to your selected Index Option(s) on the next Index Anniversary, we must receive them before the end of the Business Day on the Index Anniversary (or before the end of the prior Business Day if the anniversary is a non-Business Day).
• Variable Options are subject to Contract fees and expenses (e.g. product fee), and market risk and assets you allocate to them may lose value, including any Purchase Payments we hold in the AZL Government Money Market before transferring them to your selected Index Options.
Automatic Investment Plan (AIP)
The AIP makes additional Purchase Payments to the Variable Options during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking or brokerage account. You can participate in AIP by completing our AIP form. Our Service Center must receive your form in Good Order by the 15th of the month (or the next Business Day if the 15th is a non-Business day) in order for AIP to begin that same month. We process AIP Purchase Payments on the 20th of the month, or the next Business Day if the 20th is a non-Business Day. We allocate AIP Purchase Payments according to your Purchase Payment default instructions which must comply with the allocation requirements and restrictions stated in this section. AIP has a maximum of $1,000 per month. We must receive your request to stop or change AIP at our Service Center by the end of the last Business Day immediately before the Business Day we process

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

AIP to make the change that month. If you choose to begin Annuity Payments, AIP ends automatically on the Business Day before the Annuity Date. We reserve the right to discontinue or modify AIP at any time and for any reason.
For Owners of Qualified Contracts, AIP is not available if you have an Inherited IRA Contract, an Inherited Roth IRA Contract, or if your Contract is funding a plan that is tax qualified under Section 401 of the Code.
Free Look/Right to Examine Period
If you change your mind about owning the Contract, you can cancel it within ten days after receiving it. We return your Contract Value as of the Business Day we receive your cancellation request in Good Order. This may be more or less than your initial Purchase Payment. If you have an IRA Contract, we refund your Purchase Payments less withdrawals, or Contract Value, if greater. For IRA Contracts, we reserve the right to allocate your initial Purchase Payment to the AZL Government Money Market Fund until the free look period ends, and then re-allocate your money, less fees and charges, according to your Purchase Payment default instructions. We do not assess a withdrawal charge or deduct any other Contract fees or expenses if you cancel your Contract during the free look period. In the Contract, the free look provision is also called the right to examine.

4.  Variable Options
The following table lists this Contract’s Variable Options and their associated investment advisers and subadvisers, investment objectives, and principal investment strategies. Depending on market conditions, you can gain or lose value by investing in the Variable Options. In the future, we may add, eliminate or substitute Variable Options to the extent permitted by the federal securities laws and, when required, the SEC.
You should read the Variable Options' prospectuses carefully. The Variable Options invest in different types of securities and follow varying investment strategies. There are potential risks associated with each of these types of securities and investment strategies. The operation of the Variable Options and their various risks and expenses are described in the Variable Options' prospectuses. We send you the current copy of the Variable Options' prospectuses when we issue the Contract. (You can also obtain the current Variable Options' prospectuses by contacting your Financial Professional or calling us at the toll-free telephone number listed at the back of this prospectus.)
Currently, the Variable Options are not publicly available mutual funds. They are available only as Variable Options in variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of different types of contracts, and retirement plans or their participants. Each Variable Option's Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The names, investment objectives and policies of certain Variable Options may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Variable Options' investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar funds' investment results will be comparable even though the Variable Options have the same names, investment advisers, objectives, and policies.
Each Variable Option offered by the Allianz Variable Insurance Products Fund of Funds Trust (Allianz VIP Fund of Funds Trust) is a “fund of funds” and diversifies its assets by investing primarily in shares of several other affiliated mutual funds.
The Variable Options may pay 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Variable Options' advisers, distributors and/or affiliates for administrative services and benefits we provide to these Variable Options. The compensation amount usually is based on the Variable Options' aggregate assets purchased through contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any variable investment option in any variable annuity contract we offer is 0.35% annually of the average aggregate amount invested by us in the variable investment options.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

The Allianz VIP Fund of Funds Trust underlying funds do not pay 12b-1 fees or service fees to the Trust, and the Trust does not charge 12b-1 fees or service fees. The Allianz VIP Fund of Funds Trust underlying funds or their advisers may pay service fees to us and our affiliates for providing customer service and other administrative services to you. Service fees may vary depending on the underlying fund.
We offer other variable annuity contracts that may invest in these Variable Options. These contracts may have different charges and may offer different benefits more appropriate to your needs. For more information about these contracts, please contact our Service Center.
Allianz Investment Management LLC is an adviser/subadviser that is affiliated with us through common ownership.
VARIABLE OPTIONS
Investment Management Company and Adviser/Subadviser	Investment Option Name	Asset Class	Investment Objective	Principal Investment Strategies (Normal market conditions)
Allianz Fund of Funds
Allianz Investment Management LLC	AZL MVP Balanced Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation with preservation of capital as an important consideration	Invests primarily (approximately 95%) in a combination of five underlying index funds (generally allocated 40% to 60% to underlying equity index funds and 40% to 60% to underlying bond index fund), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.
	AZL MVP Growth Index Strategy Fund	A “Fund of Funds” Model Portfolio	Long-term capital appreciation	Invests primarily (approximately 95%) in a combination of five underlying index funds (generally allocated 65% to 85% to underlying equity index funds and 15% to 35% to underlying bond index fund), combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk.
Blackrock
Allianz Investment Management LLC/BlackRock Advisors, LLC	AZL Government Money Market Fund	Cash Equivalent	Current income consistent with stability of principal	Invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully. Invests at least 80% in government securities or in repurchase agreements collateralized by government securities. Investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments. During extended periods of low interest rates, and due in part to contract fees and expenses, the yield of the AZL Government Money Market Fund may also become extremely low and possibly negative.
Substitution of Variable Options and Limitation on Further Investments
We may substitute another Variable Option for one of your selected Variable Options, for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval and providing you notice. We may make substitutions with respect to your existing allocations, future Purchase Payment allocations, or both. New or substitute Variable Options may have different fees and expenses, and their availability may be limited to certain purchaser classes. We may limit further Variable Option allocations if marketing, tax or investment considerations warrant, or for any reason in our sole discretion. We may also close Variable Options to additional allocations. The fund companies that sell Variable Option shares to us, pursuant to participation agreements, may end those agreements and discontinue offering us their shares.
Transfers Between Variable Options
You can transfer Variable Account Value among the Variable Options on any Business Day. Transfers may be subject to a transfer fee as stated in section 6, Expenses.
The following applies to any transfer.
•	Your request for a transfer must clearly state the Variable Options involved and how much to transfer.

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•	Your right to make transfers is subject to the Excessive Trading and Market Timing policy discussed later in this section.
•	Variable Account Value transfers between Variable Options do not change your Purchase Payment default instructions.
Any amount held in the AZL Government Money Market Fund that is set to be allocated to an Index Option on the Index Effective Date or an Index Anniversary will not be transferred to the Index Option if it is transferred to another Variable Option.
We process transfer requests based on prices next determined after we receive your request in Good Order at our Service Center. If we do not receive your transfer request before the end of the current Business Day, even if due to our delay in answering your call or a delay caused by our electronic systems, you receive the next Business Day’s prices. For jointly owned Contracts, unless you require us to obtain signatures from both Joint Owners, we accept transfer instructions from any Joint Owner. We may also allow you to authorize someone else to request transfers on your behalf.
Electronic Transfer and Allocation Instructions
We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Electronic Transfer and Allocation Instructions
We use reasonable procedures to confirm that electronic transfer and allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record all telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.
Excessive Trading and Market Timing
We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of a Variable Option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following.
•	Dilution of the interests of long-term investors in a Variable Option, if market timers or others transfer into a Variable Option at prices that are below their true value, or transfer out at prices above their true value.

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•	An adverse effect on portfolio management, such as causing a Variable Option to maintain a higher level of cash or causing a Variable Option to liquidate investments prematurely.
•	Increased brokerage and administrative expenses.
We attempt to protect our Owners and the Variable Options from potentially disruptive trading through our Excessive Trading and Market Timing policies and procedures. Under these policies and procedures, we may modify your transfer privileges for some or all of the Variable Options as follows:
•	Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
•	Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
•	Require a minimum time period between each transfer into or out of the same Variable Option. Our current Excessive Trading and Market Timing policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the AZL Government Money Market Fund when available in your Contract or any automatic transfers made under any of our programs or Contract features. Round trips are transfers into and back out of the same Variable Option, or transfers out of and back into the same Variable Option.
•	Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
•	Limit the dollar amount of any single Purchase Payment or transfer request to a Variable Option.
•	Prohibit transfers into specific Variable Options.
•	Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, a Variable Option may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting Variable Option returns. Similarly, rapid or frequent trading may cause a Variable Option to incur excessive transaction fees, which also could affect performance.
We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single Variable Option, we may prohibit transfers into or Purchase Payment allocations to that Variable Option. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the AZL Government Money Market Fund, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following.
•	Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
•	Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the Variable Options are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

companies that offer the Variable Options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for a Variable Option’s shares are subject to acceptance by that Variable Option’s manager. We reserve the right to reject, without prior notice, any Variable Option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of Variable Options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Variable Options may add or change policies designed to restrict market timing activities. For example, Variable Options may impose restrictions on transfers between Variable Options in an affiliated group if the investment adviser to one or more of the Variable Options determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, a Variable Option may impose a short-term trading fee on purchases and sales within a specified period. You should review the Variable Options’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of Variable Option restrictions and actions taken by the Variable Options’ managers.
This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.
The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Voting Privileges
We legally own the Variable Option shares. However, when a Variable Option holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners.
We determine your voting interest in a Variable Option as follows.
•	You can provide voting instructions based on the dollar value of the Variable Option’s shares in your Contract’s subaccount. We calculate this value based on the number and value of accumulation units for your Contract on the record date. We count fractional units.
•	You receive proxy materials and a voting instruction form.

5.  Valuing Your Contract
Your Contract Value is the total of the Variable Account Value and all Index Option Values.
Variable Account Value increases when….	Variable Account Value decreases when….
• you add assets to a Variable Option by Purchase Payment or Contract Value transfer • there is positive Variable Option performance	• you take assets out of a Variable Option by withdrawal or Contract Value transfer • there is negative Variable Option performance • we deduct Contract expenses
Contract expenses we deduct from the Variable Options include the product fee, contract maintenance charge, withdrawal charge and transfer fee as described in section 6, Expenses. Variable Options include Purchase Payments we hold in the AZL Government Money Market Fund before transferring them to your selected Index Options.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

The Variable Options do not provide any protection against loss of principal. You can lose principal and previous earnings you allocate to the Variable Options. These losses can be significant.
Index Option Values increase when….	Index Option Values decrease when….
• you add assets to an Index Option by Purchase Payment or Contract Value transfer • you receive a positive Performance Credit or Daily Adjustment	• you take assets out of an Index Option by withdrawal or Contract Value transfer • you receive a negative Performance Credit or Daily Adjustment • we deduct Contract expenses
Contract expenses we deduct from the Index Options include the product fee, contract maintenance charge and withdrawal charge as described in section 6, Expenses.
We apply transfers of Contract Value and Purchase Payments to the Index Options on the Index Effective Date and Index Anniversaries. We apply Credits to the Index Options on the Index Anniversaries. Contract expenses are deducted at different times during the Index Year as stated in section 6, Expenses. The Daily Adjustment applies to the Index Options on any Business Day other than the Index Effective Date or an Index Anniversary.
Performance Credits are subject to the Cap or Buffer. Positive Performance Credits are not guaranteed and Performance Credits can be zero under all the Index Options. Performance Credits can be negative after application of the Buffer . A negative Performance Credit means that you can lose principal and previous earnings. These losses can be significant.
Determining Variable Account Value
The Separate Account holds the assets you allocate to the Variable Options, including Purchase Payments held in the AZL Government Money Market Fund before we transfer them to the Index Options. The Separate Account is divided into subaccounts, each of which invests exclusively in the shares of a single Variable Option.
We convert amounts you allocate to a Variable Option into subaccount accumulation units. Each subaccount’s daily price (accumulation unit value) is based on the Variable Option’s price. A Variable Option’s price is typically determined at the end of each Business Day, and any Purchase Payment received at or after the end of the current Business Day receives the next Business Day’s price. A Variable Option's price reflects deduction of its operating expenses.
We calculate your Variable Account Value at the end of each Business Day by multiplying each subaccount’s accumulation unit value by its number of accumulation units, and adding those results together for all subaccounts.
On the Issue Date, the number of accumulation units in each subaccount is equal to the amount allocated to a subaccount divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:
•	increase when you add assets to a Variable Option by Purchase Payment or Contract Value transfer, and
•	decrease when assets are removed from a Variable Option by transfer, withdrawal or deduction of Contract expenses.
We arbitrarily set the initial accumulation unit value for each subaccount. At the end of each Business Day, we determine the new accumulation unit value for each subaccount by multiplying the prior Business Day’s accumulation unit value by the Variable Option’s percentage change in price since the prior Business Day. The percentage change in price includes the Variable Option’s market performance.
Example
•	We receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
•	When the New York Stock Exchange closes on that Business Day, we determine that the accumulation unit value is $13.25 for the subaccount of your selected Variable Option.
•	We then divide $3,000 by $13.25 and credit your Contract that night with 226.415094 subaccount accumulation units for your selected Variable Option.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Determining Index Option Values
We calculate an Index Option Value for each Index Option at the end of each Business Day. Generally, the Index Option Value is equal to the Index Option Base plus any applicable Daily Adjustment. The Daily Adjustment applies on Business Days other than the Index Effective Date or an Index Anniversary. The Daily Adjustment can be positive or negative and is discussed later in this section.
On the Index Effective Date, both the Index Option Value and the Index Option Base for each of your selected Index Options are initially equal to the amount of:
•	any Purchase Payment received that day which you allocated to that Index Option, and
•	any Contract Value transferred into that Index Option.
At the end of each subsequent Business Day for each selected Index Option, we first either apply:
•	the Daily Adjustment if this is not an Index Anniversary , or
•	a Performance Credit if this is an Index Anniversary.
We calculate Performance Credits as described under “Calculating Performance Credits” next in this section and apply them as follows:
•	We multiply each Index Option Base by its Performance Credit and add this amount to its Index Option Base.
•	Then we set each Index Option Value equal to its Index Option Base.
Lastly, we increase and/or decrease each Index Option Base and Index Option Value for additional Purchase Payments, transfers, partial withdrawals and the deduction of any Contract expenses.
•	Additional Purchase Payments received on an Index Anniversary and allocated to this Index Option, and transfers of Variable Account Value or Index Option Value into this Index Option, increase these values by the dollar amount allocated or transferred.
•	Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.
•	Partial withdrawals you request and Contract expenses we deduct reduce these values by the dollar amount withdrawn from the Index Option.
–	We deduct partial withdrawals and Contract expenses from the Index Options proportionately based on the percentage of Contract Value in each Index Option using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense. However, if you specifically direct us to take a partial withdrawal from a specific Index Option we reduce that Index Option Value by the dollar amount you specify, including any applicable withdrawal charge.
–	We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value.

• Partial withdrawals and Contract expenses we deduct from the Index Options during the Index Year do not receive a Performance Credit on the next Index Anniversary. However, the remaining amount in the Index Options is eligible for a Performance Credit on the next Index Anniversary.
• You cannot specify from which Allocation Option we deduct Contract expenses; we deduct Contract expenses from each Allocation Option proportionately based on the percentage of Contract Value in each Allocation Option. However, you can specify from which Allocation Option we deduct a partial withdrawal. There is no consistent financial advantage to deducting a partial withdrawal from any specific Allocation Option.
Calculating Performance Credits
We base Performance Credits on Index Values and Index Returns. We measure Index Values on the Index Effective Date and subsequent Index Anniversaries using the Index’s price at the end of the Business Day as provided by Bloomberg or another market source if Bloomberg is not available. If the Index Anniversary is a non-Business Day we use the next Business Day’s Index price. If you select the EURO STOXX 50®, we determine Index Returns without any exchange rate

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

adjustment. Because we calculate Index Returns only on Index Anniversaries, the Index Return does not necessarily reflect the highest or lowest Index Values that occurred during an Index Year.
Crediting Method	If Index Value is less than it was on the prior Index Anniversary* (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the prior Index Anniversary* (i.e., Index Return is zero or positive):
Index Performance Strategy	Performance Credit is equal to the negative Index Return in excess of the Buffer.Assume the Buffer is 10%. If the Index Return is…
• -8%, the Performance Credit is zero.
• -12%, the Performance Credit is -2%.	Performance Credit is equal to the Index Return up to the Cap set on the prior Index AnniversaryAssume the Cap is 8%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.
Index Protection NY Strategy	Performance Credit is equal to the negative Index Return in excess of the Buffer.Assume the Buffer is 30%. If the Index Return is…
• -12%, the Performance Credit is zero.
• -32%, the Performance Credit is -2%.	Performance Credit is equal to the Index Return subject to the Cap set on the prior Index Anniversary*Assume the Cap is 5%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 4%, the Performance Credit is 4%.
• 12%, the Performance Credit is 5%.
* Or the Index Effective Date if this is the first Index Anniversary.
Daily Adjustment
We designed the Daily Adjustment to provide an Index Option Value during the Index Year on days other than the Index Effective Date or an Index Anniversary. The Daily Adjustment can affect the amounts available for withdrawal, annuitization, payment of the death benefit, and the Contract Value used to determine the Charge Base and contract maintenance charge. It is discussed in the Summary - What is the Daily Adjustment?; and in Risk Factors – Risk of Negative Returns. The Daily Adjustment formula is described in Appendix B and in Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at www.allianzlife.com/new-york.
Performance Locks
We must receive a manual Performance Lock request in Good Order before the end of the current Business Day to lock an Index Option on that day. Otherwise the Lock Date will occur on the next Business Day that your request is in Good Order. We do not allow Performance Locks to occur on Index Anniversaries. For requests submitted in writing, we don't consider the request to be received until it arrives at our Service Center.
You (or your Financial Professional, if authorized) can request an automatic Performance Lock based on targets you set only through your account on our website. When you establish your account you must provide us with an email address. You can set upper and/or lower targets for each of these Index Options each Index Year. Setting a target close to the current Daily Adjustment may cause a Performance Lock to occur very quickly. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Option’s target automatically expires on the earlier of the Lock Date, or the last Business Day before the Index Anniversary. You can also “over-ride” a target by requesting a manual Performance Lock before the target is reached. We determine if a target is reached using the Index Option Values determined at the end of the prior Business Day using the prior day’s Daily Adjustment. We then execute the Performance Lock using the Daily Adjustment determined at the close of business on the Lock Date. By setting targets you are authorizing us to automatically execute a Performance Lock at the close of business on the Lock Date once the target is reached, unless you cancel the lock. We will send an email notice once the Daily Adjustment for an Index Option reaches a target. To cancel an automatic Performance Lock after a target is reached, we must receive your request in Good Order before the close of business on the Lock Date.
For example, assume the Cap for the Index Performance Strategy with the S&P 500® Index is 10.25% and you set a target of 9.50%. On a Tuesday, your Daily Adjustment determined at the end of the Business Day is 9.63%. We will send you an email notice and assuming Wednesday is a Business Day, we will execute the Performance Lock on Wednesday (which will be your Lock Date) using the Daily Adjustment determined at the close of business. If Wednesday is a non-Business

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Day, your Lock Date would instead be Thursday (assuming it is a Business Day). Note that the Daily Adjustment on the Lock Date could be greater or less than your target of 9.50%, or Tuesday’s Daily Adjustment of 9.63%.
A Performance Lock can be executed once each Index Year for each of these Index Options. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This “locked” Index Option Value may be more or less than the “unlocked” Index Option Value that is available for your review on the Lock Date because the unlocked Index Option Value was determined at the end of the prior Business Day. After the Lock Date, the Index Option Value stays in the locked Index Option for the remainder of the Term, Daily Adjustments do not apply for the remainder of the Index Year and the locked Index Option Value will not receive a Performance Credit on the next Index Anniversary. However, a locked Index Option Value can decrease if you take a partial withdrawal or when we deduct Contract expenses. On the next Index Anniversary that occurs immediately after the Lock Date, all locked Index Options will be unlocked, we will reallocate the locked Index Option Value according to your instructions, and Daily Adjustments will again apply for the new Index Year. If you do not provide us with reallocation instructions, the Index Option Value will remain in the same Index Option.
A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact of a negative Performance Credit you would otherwise receive. The disadvantage of executing a Performance Lock is that the relevant Index Value could increase before the end of the Index Year, and you will not participate in that increase. In addition, if you execute a Performance Lock, you may receive less than the full protection of the or Buffer, than you would have received if you waited for us to apply the Performance Credit on the next Index Anniversary.
Optional Reallocation Program
Index Option performance may cause the percentage of total Index Option Value in each Index Option to change. Reallocating can help you maintain your selected Index Option allocation percentages. You can direct us to automatically reallocate your Index Option Values on each Index Anniversary (or on the next Business Day if the Index Anniversary is a non-Business Day) according to your instructions. We must receive your reallocation instructions in Good Order at our Service Center before the end of the Business Day we reallocate. We reserve the right to discontinue or modify the optional reallocation program at any time and for any reason. To end this program, we must receive your request at our Service Center before the end of the last Business Day immediately before the Index Anniversary.

6.  Expenses
Contract fees and expenses reduce your investment return and are described here in detail.
Product Fee
The product fee compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The product fee also compensates us for assuming the expense risk that the current charges are less than future Contract administration costs as well as the cost of providing certain features under the Contract. If the product fee covers these costs and risks, any excess is profit to us. We anticipate making such a profit.
Annual Contract Fees (as a percentage of the Charge Base)
Product Fee(1)	1.25%
(1)	Upon the death of the Owner, we continue to assess this product fee under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 9, Death Benefit.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

The product fee is an annualized rate that we calculate and accrue on a daily basis as a percentage of the Charge Base during the Accumulation Phase as follows.
Issue Date	Non-Quarterly Contract Anniversaries	Quarterly Contract Anniversaries*
• The Charge Base is equal to your initial Purchase Payment.• We begin calculating and accruing the daily product fee, on the day after the Issue Date.	• First we calculate and accrue the daily product fee, using the Charge Base. If this is a non-Business Day we use the Charge Base from the end of the prior Business Day.• Then if this is a Business Day we increase/decrease the Charge Base as follows.
– If we receive an additional Purchase Payment, we increase the Charge Base by the amount we receive.
– If you take a partial withdrawal (including a Penalty-Free Withdrawal), or we withdraw Contract fees and expenses, we decrease the Charge Base by the percentage of Contract Value withdrawn.	• First we process all daily transactions and determine your Contract Value. Daily transactions include any gains/losses due to Variable Option performance or application of any Daily Adjustment (or Credit if this is also an Index Anniversary), any additional Purchase Payment, and deductions for withdrawals and Contract fees and expenses, including deduction of the accrued daily product fee for the prior quarter.
– We deduct the accrued product fee for the prior quarter on a dollar for dollar basis from the Contract Value, and proportionately from each Allocation Option.• Then we set the Charge Base equal to this Contract Value and we calculate and accrue the next quarter’s daily product fee using the newly set Charge Base.* Or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day.
Example: Contract Value is $125,000; Charge Base is $127,000; a $10,000 partial withdrawal (including any withdrawal charge) would decrease the Charge Base by $10,160. [($10,000 ÷ $125,000) x $127,000]
Any increase/decrease to the Charge Base will increase/decrease the daily product fee we calculate and accrue on the next day.
Examples of how we calculate the product fee are included in Appendix E.

We do not treat the deduction of the accrued product fee as a withdrawal when computing total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit (see section 9).
Deduction of the final product fee
•	If you take a full withdrawal of the total Contract Value, we deduct the final accrued product fee before processing the withdrawal.
•	If you annuitize the Contract, we deduct the final accrued product fee before calculating Annuity Payments.
•	Upon the death of an Owner (or Annuitant if the Owner is a non-individual), we deduct the final accrued product fee before calculating the death benefit if death benefit payment Option A or Annuity Payments under death benefit payment Option C is selected.

If on a Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day) the Contract Value is less than the accrued product fee, we deduct your total remaining Contract Value to cover the accrued product fee and reduce your Contract Value to zero. If the deduction of the accrued product fee reduces your Contract Value to zero and the Traditional Death Benefit has ended, we treat this as a full withdrawal and your Contract ends.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Contract Maintenance Charge
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
•	During the Accumulation Phase, if the total Contract Value for all Allianz Index Advantage® New York Contracts you own is at least $100,000 at the end of the last Business Day before the Contract Anniversary, or if the Contract Value for this single Allianz Index Advantage® New York Contract is at least $100,000 on the Contract Anniversary. We determine the total Contract Value for all individually owned Allianz Index Advantage® New York Contracts by using the Owner’s social security number, and for non-individually owned Allianz Index Advantage® New York Contracts we use the Annuitant’s social security number.
•	During the Annuity Phase.
•	When paying death benefits under death benefit payment options A, B, or C.
We deduct the contract maintenance charge:
•	on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is a non-Business Day), and
•	we deduct it proportionately from each Allocation Option.
If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit.
Withdrawal Charge
You can take withdrawals during the Accumulation Phase. A withdrawal charge applies if any part of a withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payments withdrawn (including any Penalty-Free Withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract expenses.
We do not assess a withdrawal charge on Penalty-Free Withdrawals or amounts we deduct to pay Contract expenses, other than the withdrawal charge. However, any amounts used to pay a withdrawal charge are subject to a withdrawal charge. Amounts withdrawn to pay investment adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege.
Calculating a Withdrawal Charge	Example
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we process withdrawal requests as follows.	You make an initial Purchase Payment of $30,000 and make another Purchase Payment in the first month of the second Contract Year of $70,000. In the third month of the third Contract Year, your Contract Value is $110,000 and you request a $52,000 withdrawal. We withdraw money and compute the withdrawal charge as follows.
1. First we withdraw from Purchase Payments that we have had for six or more complete years, which is your Contract’s withdrawal charge period. This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis.	1. Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.
2. Then, if this is a partial withdrawal, we withdraw from the free withdrawal privilege (see section 7, Access to Your Money – Free Withdrawal Privilege). This withdrawal is not subject to a withdrawal charge, it reduces the Withdrawal Charge Basis, and is withdrawn from Purchase Payments on a FIFO basis.	2. Amounts available under the free withdrawal privilege. You did not take any other withdrawals this year, so you can withdraw up to 10% of your total payments (or $10,000) without incurring a withdrawal charge. We also deduct this $10,000 from the first Purchase Payment.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Calculating a Withdrawal Charge		Example
3.  Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract’s withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis may help reduce the total withdrawal charge because the charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable withdrawal charge percentage and then totaling the charges. This withdrawal reduces the Withdrawal Charge Basis.
The withdrawal charge as a percentage of each Purchase Payment withdrawn is as follows.	3. Purchase Payments within the withdrawal charge period on a FIFO basis. The total amount we withdraw from the first Purchase Payment is $30,000, which is subject to a 6.5% withdrawal charge, and you receive $18,700. We determine this amount as follows:
(amount withdrawn) x (1 – withdrawal charge) = the amount you receive, or:
$20,000 x 0.935 = $18,700
Next we withdraw from the second Purchase Payment.
So far, you received $28,700 ($10,000 under the free withdrawal privilege and $18,700 from the first Purchase Payment), so we withdraw $23,300 from the second Purchase Payment to equal the $52,000 you requested. The second Purchase Payment is subject to an 8% withdrawal charge. We calculate the total amount withdrawn and its withdrawal charge as follows:
(the amount you receive) ÷ (1 – withdrawal charge) = amount withdrawn, or:
$23,300 ÷ 0.92 = $25,326.
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0 1 2 3 4 5 6 years or more	8.5% 8% 6.5% 5% 3% 1% 0%
4. Finally we withdraw any Contract earnings. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.	4. Contract earnings. We already withdrew your requested amount, so this does not apply.
In total we withdrew $55,326 from your Contract, of which you received $52,000 and paid a withdrawal charge of $3,326.
Upon a full withdrawal, we first deduct any applicable product fee, and contract maintenance charge before we calculate the withdrawal charge. We deduct any applicable withdrawal charge from the total Contract Value and send you the remaining amount. For a partial withdrawal we deduct the amount you request, plus any applicable withdrawal charge from the total Contract Value. We apply the withdrawal charge to this total amount and we pay you the amount you requested. We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Allocation Option unless you provide us with alternate instructions. If a partial withdrawal occurs on a day that we also assess the product fee, and/or contract maintenance charge, we assess these charges in this order after we deduct the withdrawal and any applicable withdrawal charge from the Contract Value.
The withdrawal charge compensates us for expenses associated with selling the Contract.
Reduction or Elimination of the Withdrawal Charge
We may reduce or eliminate the withdrawal charge when the Contract is sold under circumstances that reduce its sales expenses. We will implement this withdrawal charge reduction or elimination in a nondiscriminatory manner. For example, if a large group of individuals purchases Contracts or if a prospective purchaser already has a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life of New York or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge when a Contract is sold by a

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Financial Professional appointed with Allianz Life of New York to any members of his or her immediate family and the Financial Professional waives their commission. We must pre-approve any withdrawal charge reduction or elimination.
• We do not reduce the Withdrawal Charge Basis for deduction of Contract expenses other than the withdrawal charge. This means that upon a full withdrawal, if your Contract Value is less than your remaining Purchase Payments that are still subject to a withdrawal charge we will assess a withdrawal charge on more than the amount withdrawn. This can occur because your Contract Value was reduced for:
– deductions of Contract expenses other than the withdrawal charge, and/or
– poor performance.
This also means that upon a full withdrawal you may not receive any money.
• Withdrawals may also be subject to ordinary income taxes, and a 10% additional federal tax if you are under age 59 1⁄2, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative).
• For tax purposes in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.
Transfer Fee
The first twelve transfers between Variable Options every Contract Year are free. After that, we deduct a $25 transfer fee for each additional transfer. We count all transfers made in the same Business Day as one transfer. We do not count transfers between the Variable Options and Index Options or reallocation of Index Option Value among the Index Options against the free transfers we allow and these transfers are not subject to a transfer fee. The transfer fee continues to apply under death benefit payment Option B, and with optional payments under death benefit payment Option C as noted in section 9, Death Benefit.
We deduct the transfer fee on a dollar for dollar basis from the amount of Variable Account Value being transferred before allocating the remaining Variable Account Value to your selected Variable Options. We do not treat the deduction of the transfer fee as a withdrawal when computing total Purchase Payments adjusted for withdrawals under the Traditional Death Benefit.
Premium Tax
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity. New York does not currently assess a premium tax.
Income Tax
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
Variable Option Expenses
The Variable Options' assets are subject to operating expenses (including management fees). These expenses are described in the Fee Tables and in the Variable Options' prospectuses. These expenses reduce the Variable Options' performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value. The Variable Options’ investment advisers provided us with the expense information in this prospectus and we did not independently verify it.

7.  Access to Your Money
Your Contract Value is available under the following circumstances:
•	by taking a withdrawal;
•	by taking required minimum distributions (Qualified Contracts only) as discussed in “Minimum Distribution Program and Required Minimum Distribution (RMD) Payments” later in this section;
•	by taking Annuity Payments; or
•	when we pay a death benefit.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

You can take withdrawals during the Accumulation Phase. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.
Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal must be at least $2,000.* We reserve the right to treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*	Does not apply to required minimum distributions.
We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Allocation Option unless you provide us with alternate instructions.
When you take a full withdrawal, we process your request on the Business Day we receive it in Good Order at our Service Center as follows:
•	total Contract Value,
•	less any final product fee and final contract maintenance charge, and
•	less any withdrawal charge.
See the Fee Tables and section 6, Expenses for a discussion of these charges.
We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
• Withdrawals may be subject to a withdrawal charge, ordinary income taxes, and a 10% additional federal tax if you are under age 59 1⁄2, and the amount of Contract Value available for withdrawal may be affected by the Daily Adjustment (which can be negative).
• We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals, surrenders, or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the AZL Government Money Market Fund subaccount until the fund is liquidated.
Free Withdrawal Privilege
Each Contract Year, you can withdraw up to 10% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available next year. Purchase Payment withdrawals that are outside the six year withdrawal charge period are not subject to a withdrawal charge and do not reduce your free withdrawal privilege. Required minimum distribution payments are not subject to a withdrawal charge, but do reduce your free withdrawal privilege.
The free withdrawal privilege is not available upon a full withdrawal.
Systematic Withdrawal Program
The systematic withdrawal program can provide automatic withdrawal payments to you. However, if your Contract Value is less than $25,000, we only make annual payments. You can request to receive these withdrawal payments monthly, quarterly, semi-annually or annually. The minimum amount you can withdraw under this program is $100 and there is no maximum. During the withdrawal charge period (if applicable), systematic withdrawals in excess of the free withdrawal privilege are subject to a withdrawal charge. We make systematic withdrawals on the ninth of the month, or the next Business Day if the ninth is a non-Business Day. We must receive your systematic withdrawal program form instructions in Good Order at our Service Center before the end of the Business Day before we process these withdrawals, or your program does not begin until the next month. This program ends at your request or when you withdraw your total Contract Value. However, we reserve the right to discontinue or modify the systematic withdrawal program at any time and for any reason.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

• Ordinary income taxes and tax penalties may apply to systematic withdrawals.
• The systematic withdrawal program is not available while you are receiving required minimum distribution payments.
Minimum Distribution Program and Required Minimum Distribution (RMD) Payments
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase. If you have an Inherited IRA Contract we generally require you to participate in the minimum distribution program when you purchase this Contract. Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Code for this Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We can make payments to you on a monthly, quarterly, semi-annual or annual basis. However, if your Contract Value is less than $25,000, we only make annual payments. You cannot aggregate RMD payments between this Contract and other qualified contracts that you own. We make RMD payments on the ninth of the month, or the next Business Day if the ninth is a non-Business Day. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before we process these payments, or your program does not begin until the next month.
• You should consult a tax adviser before purchasing a Qualified Contract that is subject to RMD payments.
• The minimum distribution program is not available while you are receiving systematic withdrawals.
Waiver of Withdrawal Charge Benefit
After the first Contract Year, if any Owner becomes confined to a nursing home for a period of at least 90 consecutive days and a physician certifies that continued confinement is necessary, you can take withdrawals and we waive the withdrawal charge. This waiver is not available if any Owner was confined to a nursing home on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order for each withdrawal before we waive the withdrawal charge.
Suspension of Payments or Transfers
We may be required to suspend or postpone transfers or payments for withdrawals for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency (as determined by the SEC) exists as a result of which disposal of the Variable Option shares is not reasonably practicable or we cannot reasonably value the Variable Option shares; or
•	during any other period when the SEC, by order, so permits for the protection of Owners.

8.  The Annuity Phase
Prior to annuitization, you can surrender your Contract and receive your total Contract Value (less the final product fee, and any applicable contract maintenance charge, and withdrawal charge). If you surrender your Contract on any day other than an Index Anniversary and you have Contract Value in the Index Options, we apply the Daily Adjustment to these Index Option Values before we deduct the final Contract fees and expenses.
Annuity Payments offer a guaranteed lifetime income stream with certain tax advantages and are designed for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
You can apply your Contract Value to regular periodic fixed Annuity Payments. The Payee receives the Annuity Payments. You receive tax reporting on the payments, whether or not you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we recalculate the Annuity Payments based on the correct age or gender.
Calculating Your Annuity Payments
We base Annuity Payments upon the following:
•	The Contract Value on the Annuity Date.
•	The age of the Annuitant and any joint Annuitant on the Annuity Date.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

•	The gender of the Annuitant and any joint Annuitant where permitted.
•	The Annuity Option you select.
•	Your Contract’s interest rate (or current rates, if higher) and mortality table.
If the Annuity Date is not an Index Anniversary, Contract Value reflects the Daily Adjustment if you selected an Index Option. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payout option period that you selected, except as provided under Annuity Option 3.
Annuity Payment Options
You can choose one of the Annuity Options described below or any other payment option to which we agree. After Annuity Payments begin, you cannot change the Annuity Option.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant, with payments for a guaranteed minimum period that you select.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant, with payments for a minimum guaranteed period that you select.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.
Under Annuity Options 1, 3 and 5, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel Annuity Payments and upon receipt of a Valid Claim we will pay the Contract Value determined on the Annuity Date to surviving individual Owner, or the Beneficiary(s) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant’s death under Option 2, or the last surviving joint Annuitant's death under Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.
Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option 2 with ten years of guaranteed monthly payments.
When Annuity Payments Begin
Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the first day of the calendar month following the Annuitant’s 90th birthday and is stated in your Contract. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date after the Issue Date, but any such request is subject to applicable law and our approval. An earlier or later Annuity Date may not be available to you depending on the Financial

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Professional you purchase your Contract through and your state of residence. Your Annuity Date must be at least 13 months after the Issue Date.
If on the Annuity Date (which may occur as early as age 90 or as late as age 100) your Contract Value is greater than zero, you must annuitize the Contract. We notify you of your available options in writing 60 days in advance, including the option to extend your Annuity Date if available. If on your Annuity Date you have not selected an Annuity Option, we make payments under Annuity Option 2 with ten years of guaranteed monthly payments. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

9.  Death Benefit
“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The death benefit is only available during the Accumulation Phase. If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, he or she each receives an equal share.
Each Beneficiary’s portion of the death benefit remains in the Allocation Options based on the allocation instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. If there is Variable Account Value in the AZL Government Money Market Fund on the date of death, it remains there until the earlier of the next Index Anniversary, or the date we receive a Valid Claim. If an Index Anniversary occurs before we receive a Valid Claim, we will transfer that Beneficiary’s portion of the Variable Account Value to the Allocation Options based on the allocation instructions that were in effect on the date of death.
From the time we determine the death benefit until we make a complete distribution, any amount in the Allocation Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
On the first death of a Determining Life during the Accumulation Phase, if the Traditional Death Benefit is in effect your Beneficiary(s) will receive the greater of the Contract Value or the total Purchase Payments adjusted for withdrawals.
If the date we are determining the death benefit is not an Index Anniversary , Contract Value reflects the Daily Adjustment. Withdrawals reduce your total Purchase Payments adjusted for withdrawals by the percentage of Contract Value withdrawn, determined at the end of each Business Day. Withdrawals include all withdrawals (even Penalty-Free Withdrawals) and any withdrawal charges, but not amounts we withdraw for other Contract fees and expenses.
What Happens Upon Death?
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die simultaneously as described in the discussion of Beneficiaries in section 2, Ownership, Annuitants, Determining Life, Beneficiaries and Payees, we determine the Traditional Death Benefit at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of:
•	their portion of total Purchase Payments adjusted for withdrawals determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or
•	their portion of the Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

If you and the Determining Life (Lives) are different individuals and do not die simultaneously, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
•	If a Determining Life dies before you, we do not pay a death benefit to the Beneficiary(s) but we may increase the Contract Value if the Traditional Death Benefit is still in effect. At the end of the Business Day we receive due proof of a Determining Life’s death we increase the Contract Value to equal the total Purchase Payments adjusted for withdrawals if greater, and the Traditional Death Benefit ends. We allocate any Contract Value increase to the Allocation Options according to your Purchase Payment default instructions.
•	Upon your death your Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive each Beneficiary’s Valid Claim.
The Traditional Death Benefit ends upon the earliest of the following.
•	The Business Day before the Annuity Date.
•	The Business Day that the total Purchase Payments adjusted for withdrawals and Contract Value are both zero.
•	Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individuals, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation.
•	Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life’s death if you and the Determining Life (Lives) are different individuals and do not die simultaneously.
•	Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.
•	The Business Day the Contract ends.

We base the Traditional Death Benefit on the first death of a Determining Life (or Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract the Traditional Death Benefit is no longer available. Also, if you and the Determining Life (Lives) are different individuals and you die first, the Traditional Death Benefit is not available to your Beneficiary(s).
Death of the Owner and/or Annuitant
The Appendix to the Form N-4 SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
Death Benefit Payment Options During the Accumulation Phase
•	For Contracts without the Index Protection NY Strategy: If you do not designate a death benefit payment option, a Beneficiary must select one of the options listed below. If no death benefit payment option is selected, we default payment to Option B.
•	For Contract with the Index Protection NY Strategy: Each Beneficiary must select one of the death benefit payment options listed below.
If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms. For Contracts issued or delivered in New York, if Option A is selected and we do not pay the claim within seven days, we pay interest on the death benefit amount beginning on the eighth calendar day at the greater of the current settlement rate which we declare annually, or 3%. You can contact our Service Center at the address or phone number listed at the back of this prospectus for information on the current settlement rate.
Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For non-individually owned Contracts, spousal continuation is only available to Qualified Contracts through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim we increase the Contract Value to equal the total Purchase Payments adjusted for withdrawals if greater and available, and the

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Traditional Death Benefit ends. We allocate any Contract Value increase to the Allocation Options according to Purchase Payment default instructions. If the surviving spouse continues the Contract:
•	he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries;
•	he or she is subject to any remaining withdrawal charge; and
•	upon the surviving spouse’s death their Beneficiary(s) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Death Benefit Payment Options
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Allocation Options and is subject to a transfer fee and the product fee.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options 1, 2 or 5. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy under which the Beneficiary can continue to make transfers between Allocation Options and is subject to a transfer fee and the product fee. Option C may not be available on a Qualified Contract.
Distribution from Non-Qualified Contracts must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.
If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Code.
Other rules may apply to Qualified Contracts.

10.  Taxes
This section provides a summary explanation of the tax ramifications of purchasing a Contract. More detailed information about product taxation is contained in the Statement of Additional Information, which is available by calling the toll-free telephone number at the back of this prospectus. We do not provide individual tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.
Qualified and Non-Qualified Contracts
You can purchase either a Qualified Contract or a Non-Qualified Contract. A Qualified Contract is purchased pursuant to a specialized provision of the Code. For example, a Contract may be purchased pursuant to Section 408 of the Code as an IRA.
Qualified Contracts are subject to certain restrictions, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must be purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Currently, we offer the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can buy the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
Simplified Employee Pension (SEP) IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans	A qualified retirement plan is the Owner and the Annuitant must be an individual. We may determine which types of qualified retirement plans are eligible to purchase this Contract.
Inherited IRA and Inherited Roth IRA	Must have the same individual as Owner and Annuitant. The deceased owner of the previously held tax-qualified arrangement will also be listed in the titling of the Contract.
If you purchase a Qualified Contract, you already receive the benefit of tax deferral through the qualified plan, and so you should purchase this Contract for purposes other than tax deferral.
You can instead purchase a Non-Qualified Contract, which is not qualified pursuant to a specialized provision of the Code. There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Taxation of Annuity Contracts
The Contract has the following tax characteristics.
•	Taxes on earnings are deferred until you take money out. Non-Qualified Contracts owned by corporations or partnerships do not receive income tax deferral on earnings.
•	When you take money out of a Non-Qualified Contract, earnings are generally subject to federal income tax and applicable state income tax. All pre-tax money distributed from Qualified Contracts are subject to federal and state income tax, but qualified distributions from Roth IRA Contracts are not subject to federal income tax. This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
•	Taxable distributions are subject to an ordinary income tax rate, rather than a capital gains rate.
•	Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.
•	If you take partial withdrawals from your Non-Qualified Contract, the withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
•	If you annuitize your Non-Qualified Contract and receive a stream of Annuity Payments, you receive the benefit of the exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. Purchase Payments are treated as a non-taxable return of principal, whereas earnings are taxable.
•	If you take partial withdrawals or annuitize a Qualified Contract, you will be responsible for determining what portion, if any, of the distribution consists of after-tax money.
•	If you take out earnings before age 59 1⁄2, you may be subject to a 10% additional federal tax, unless you take a lifetime annuitization of your Contract or you take money out in a stream of substantially equal payments over your expected life in accordance with the requirements of the Code.
•	A pledge, assignment, or ownership change of a Contract may be treated as a taxable event. You should discuss any pledge, assignment, or ownership change of a Contract with your tax adviser.
•	If you purchase multiple non-qualified deferred annuity contracts from an affiliated group of companies in one calendar year, these contracts are treated as one contract for purposes of determining the tax consequences of any distribution.
•	Death benefit proceeds from Non-Qualified Contracts are taxable to the beneficiary as ordinary income to the extent of any earnings. Death benefit proceeds must be paid out in accordance with the requirements of the Code.
•	Depending upon the type of Qualified Contract you own, required minimum distributions (RMDs) must be satisfied when you reach a certain age. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of one non-qualified annuity contract for another, or all of a life insurance policy for a non-qualified annuity contract. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
•	you might have to pay a withdrawal charge on your previous contract,
•	there is a new withdrawal charge period for this Contract,
•	other charges under this Contract may be higher (or lower),
•	the benefits may be different, and
•	you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.

11.  Other Information
The Registered Separate Account
We established Allianz Life of NY Variable Account C (the Separate Account, formerly Preferred Life Variable Account C), as a separate account under New York State insurance law on February 26, 1988. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the Variable Options' shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which invests exclusively in a single Variable Option.
We own the assets of the Separate Account. We credit gains to or charge losses against the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets are insulated, so that the assets cannot be used to pay any of our liabilities, other than those arising from the investment of Contract assets in the Variable Options.
If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses. The obligations under the Contracts are obligations of Allianz Life of New York.
Our General Account
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts. Contract Value that you apply to Annuity Payments becomes part of our general account.
Our Unregistered Separate Account
We allocate all assets backing the Index Options to an unregistered, non-unitized, non-insulated separate account (Separate Account IANY), which we established under New York Insurance Law solely for the purpose of supporting our obligations to pay Performance Credits associated with the Index Options. Separate Account IANY has two subaccounts: Subaccount IABV (which is a book value subaccount) and Subaccount IAMV (which is a market value subaccount).
Initially, a substantial majority of the aggregate assets backing the Index Options are allocated to Subaccount IABV. We hold all other assets that you allocate to the Index Options that are not invested in Subaccount IABV in Subaccount IAMV. Subsequently, there may be significant transfer of assets between Subaccount IABV and Subaccount IAMV in response to

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Index performance during the then-current Index Year. We typically transfer assets between the subaccounts if there is a 10% incremental change in year-to-date Index performance. For the Index Performance Strategy this starts at a -10% decrease in the market; for the Index Protection NY Strategy, this starts at a -30% decrease in the market. We monitor year-to-date Index performance daily and change allocations daily if needed based on this 10% increment.
We invest the assets in Subaccount IAMV in hedging instruments, including derivative investments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANY are subject to our general business operation liabilities and the claims of our creditors.
An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANY. In addition, neither the Owner nor the Index Options participate in any way in the performance of assets held in Separate Account IANY.
Distribution
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of the Contracts. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including:
•	overhead,
•	legal fees,
•	accounting fees,
•	Financial Professional training,
•	compensation for the ALFS management team, and
•	other expenses associated with the Contracts.
Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell the Contracts on a retail basis. Rather, ALFS enters into selling agreements with other broker-dealers registered under the 1934 Act (selling firms) for the sale of the Contracts. We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected to not exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments.
We and/or ALFS may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.
A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.
Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and expenses imposed under the Contract.
Broker-dealers and their Financial Professionals and managers involved in sales of the Contracts may receive payments from us for administrative and other services that do not directly involve the sale of the Contracts, including payments

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.
In certain instances, we and/or ALFS may make payments to a broker-dealer for inclusion of this Contract in its list of products that it offers for sale.
We and/or ALFS may pay certain selling firms additional marketing support allowances for:
•	marketing services and increased access to their Financial Professionals;
•	sales promotions relating to the Contracts;
•	costs associated with sales conferences and educational seminars;
•	the cost of client meetings and presentations; and
•	other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker-dealer firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker-dealer affiliates of Variable Options that are available through the variable annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the Statement of Additional Information.
The Variable Options may assess a Rule 12b-1 fee. These fees are paid to ALFS as consideration for providing distribution and certain other services and incurring certain expenses permitted under the Variable Option’s plan. These fees typically equal 0.25% of a Variable Option’s average daily net assets.
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of a Variable Option may make payments for administrative services to ALFS or its affiliates.
We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts but reserve the right to discontinue the offering.
Additional Credits for Certain Groups
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.
Administration/Allianz Service Center
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life Insurance Company of North America (as service provider for the Contracts) also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
•	issuance and maintenance of the Contracts,
•	maintenance of Owner records, and
•	routine customer service including:
–	processing of Contract changes,
–	processing withdrawal requests (both partial and total), and
–	processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and prospectuses for the Variable Options, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Legal Proceedings
Like other life insurance companies, we from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
Status Pursuant to Securities Exchange Act of 1934
Allianz Life of New York hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

12.  Information on Allianz Life of New York
Allianz Life of New York is a stock life insurance company organized under the laws of the State of New York on September 21, 1982. Our address is 1633 Broadway, 42nd Floor, New York, NY 10019-7585. Before January 1, 2003, Allianz Life of New York was known as Preferred Life Insurance Company of New York. We are a subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is also a stock life insurance company. Allianz Life is a subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer variable annuities and registered index-linked annuities and are licensed to do direct business in six states, including New York and the District of Columbia.
Directors, Executive Officers and Corporate Governance
BOARD OF DIRECTORS
The Board currently consists of nine members, including our Chair and Chief Executive Officer, our President, our Chief Financial Officer and Treasurer, our Vice President, Appointed Actuary, three independent outside board members, and two other non-independent board members. Age and positions are provided as of December 31, 2019, except as otherwise noted.
The Board holds regular semi-annual meetings, generally in April and November of each year, and holds special meetings or takes action by unanimous written consent as circumstances warrant. The Board has standing Executive, Audit and Evaluation, Conflict of Interest, and Finance Committees, each of which is described in further detail below. Two directors were absent from one Board meeting and one director was absent from one committee meeting to which the director was assigned in 2019. In 2019, the Board acted two times by unanimous written action.
The current members of our Board are as follows.
Walter R. White
Chair, Director, and Chief Executive Officer
Walter R. White, age 63, joined Allianz Life in 2009, and currently serves as the Chair and Chief Executive Officer of Allianz Life of New York since January 1, 2012. Mr. White also serves as the President and Chief Executive Officer of Allianz Life and as a member of its Board of Directors since January 1, 2012. Mr. White also serves as the President of AZOA Services Corporation, and the Chair of its Shared Plans Management Committee. Mr. White also serves as a Governor of Allianz Individual Insurance Group, LLC, Allianz Investment Management LLC, and TruChoice Financial Group, LLC, respectively. In addition, Mr. White serves as a Director of AZOA Services Corporation, Questar Capital Corporation, and Questar Agency, Inc., respectively. Mr. White is responsible for leading and overseeing Allianz Life and Allianz Life of New York and providing strategic management and direction. Mr. White served as Chair, Chief Executive Officer and President of Allianz Life and Annuity Company from 2012 to 2017, and as a Director of Allianz Technology of America, Inc. from 2013 to 2015.
Mr. White brings to the Board extensive financial services and brokerage experience as well as key strategic planning and leadership skills developed as the Chief Executive Officer of Allianz Life of New York and the former President of Woodbury Financial.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

William E. Gaumond
Director, Chief Financial Officer and Treasurer
William E. Gaumond, age 46, serves as a member of the Board of Directors, and the Chief Financial Officer and Treasurer of Allianz Life of New York since January 1, 2016. Mr. Gaumond joined Allianz Life in 2004 and currently serves as the Senior Vice President, Chief Financial Officer and Treasurer, and as a member of the Board of Directors of Allianz Life. Mr. Gaumond also serves as the Chief Financial Officer and Treasurer of Allianz Foundation for North America, and as a Governor of TruChoice Financial Group, LLC and Allianz Life Financial Services, LLC, respectively. Mr. Gaumond also serves as a Director and President of Allianz Fund Investments, Inc., AZL PF Investments, Inc., Dresdner Kleinwort Pfandbriefe Investments II, Inc., and PFP Holdings, Inc., respectively. Mr. Gaumond is also a Director of Questar Agency, Inc., Questar Asset Management, Inc., Questar Capital Corporation, Yorktown Financial Companies, Inc., Allianz of America, Inc., Allianz Real Estate of America LLC, and Allianz Technology of America, Inc., respectively. He is also a Director and the Senior Vice President of AZOA Services Corporation. Mr. Gaumond also serves as a Director and the Chief Financial Officer and Treasurer of Allianz Finance Corporation. Mr. Gaumond is responsible for all finance and risk management functions, with oversight of the controller, financial planning, treasury, and corporate risk management areas. Prior to his current roles, Mr. Gaumond spent 12 years in a number of finance and investment-related positions at Allianz Life and its affiliates in various executive capacities, including as the Senior Vice President, Asset Liability and Investment Risk Management of Allianz Life and as the Vice President, Head of Asset Liability and Investment Risk Management of Allianz Life of New York from 2013 to 2015, respectively.
Mr. Gaumond brings to the Board extensive financial services, investment, and insurance industry experience, including serving as Chief Financial Officer and Treasurer of Allianz Life and Allianz Life of New York.
Eric J. Thomes
Director and President
Eric J. Thomes, age 47, joined Allianz Life of New York on April 1, 2019, and currently serves as the President and as a Director. He also serves as the Senior Vice President, Chief Distribution Officer of Allianz Life. Mr. Thomes also serves as a Governor, and as the Chief Executive Officer and Chief Manager of Allianz Life Financial Services, LLC. Mr. Thomes also serves as a Governor of Allianz Individual Insurance Group, LLC, and TruChoice Financial Group, LLC, respectively. He also serves as the Chair and as a Director of Yorktown Financial Companies, Inc., Questar Agency, Inc., Questar Asset Management, Inc., and Questar Capital Corporation, respectively. Mr. Thomes is responsible for the development, design and implementation of Allianz Life’s and Allianz Life of New York’s sales and distribution strategies. Prior to his current roles, Mr. Thomes served as the Field Senior Vice President, FMO Sales from 2009 to 2019. He also served as the President of Allianz Individual Insurance Group, LLC from 2005 to 2018.
Mr. Thomes brings to the Board extensive financial services and insurance industry experience.
Steven J. Thiel
Director and Vice President, Appointed Actuary
Steven J. Thiel, age 49, joined Allianz Life of New York’s Board of Directors on November 13, 2012 and is also a member of its Finance Committee. He also serves as the Vice President, Appointed Actuary of Allianz Life of New York. Mr. Thiel also serves as the Vice President, Actuarial Reporting and Analysis of Allianz Life. He is also a Director, and the President and Chief Executive Officer of Allianz Annuity Company of Missouri and Allianz Life Insurance Company of Missouri, respectively. Mr. Thiel joined Allianz Life in 2008. Mr. Thiel also served as the Appointed Actuary of Allianz Life and Annuity Company from 2012 to 2019. Mr. Thiel leads a team responsible for accurate and timely reporting of the actuarial balances for Allianz Life and Allianz Life of New York. He is accountable for analyzing aspects of the Company’s financial performance and delivering key projects that drive financial strength and stability.
Mr. Thiel brings to the Board extensive experience in actuarial and financial performance matters.
Ronald M. Clark
Director
Ronald M. Clark, age 72, joined Allianz Life of New York’s Board of Directors on March 31, 2013, and is a member of its Audit and Evaluation Committee and its Finance Committee. Mr. Clark also serves on the Board of Directors of Allianz Life, is the Chair of its Nomination, Evaluation and Compensation Committee, and is a member of its Audit Committee and its Executive Committee. He also serves as a Director and Audit Committee member of Allianz Reinsurance America, Inc. Mr. Clark also serves as a Director of Manitex International, Inc., as the Chair of its Compensation Committee, and as a member of its Audit Committee. Mr. Clark has over 40 years of experience in investments, having served as the

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

President of Allianz Investment Corporation from 1980 to 1990, the Chief Operating Officer of Allianz of America, Inc. (“AZOA”) from 1990 to 2001, the Chief Investment Officer of AZOA from 2002 to 2011, and as a Director of Fireman’s Fund Insurance Company from 2014 to 2015.
Mr. Clark brings to the Board extensive experience in the financial services and insurance industries, as well as extensive experience with investment matters.
Martha Clark Goss
Director
Martha Clark Goss, age 70, joined Allianz Life of New York’s Board of Directors on October 15, 2005, and is the Chair of its Audit and Evaluation Committee, and a member of its Conflict of Interest Committee. Ms. Goss has more than 35 years of executive experience, primarily in finance and investments and risk management. Since 1992 she has served on a number of public and private company boards, has provided independent consulting services to various companies and serves as an instructor for executive leadership training for Deloitte LLP. Ms. Goss currently serves as a director of American Water Works Company, Inc. and Neuberger Berman Mutual Funds. Ms. Goss brings to the Board extensive experience in the financial services industry as well as expertise on corporate governance and risk management matters. The Board also benefits from her perspective as a current and former director of other companies.
Lorraine Lods
Director
Lorraine Lods, age 51, joined Allianz Life of New York’s Board of Directors on October 1, 2018. Ms. Lods has over 25 years of insurance and financial service experience. Ms. Lods currently serves as Regional Vice President of Retirement Consultant for Allianz Life Financial Services, LLC covering the New York City-Long Island Territory since 2009. Ms. Lods brings to the Board extensive experience in the insurance industry as well as extensive experience in wholesaling.
Gary A. Smith
Director
Gary A. Smith, age 60, joined Allianz Life of New York’s Board of Directors on May 10, 2005. Mr. Smith is Co-Founder and Senior Partner of Ivy Planning Group (Ivy), a 29-year-old management consulting and training company specializing in strategy, diversity, leadership and change management. Mr. Smith has over 29 years of experience in strategy, technology, management consulting and executive coaching to large private sector companies and government organizations. He has successfully developed and implemented strategies, led teams, and served the needs of a wide spectrum of clients, sharing best practices in management consulting in multiple venues. Mr. Smith brings to the Board extensive experience in management consulting and diversity initiatives.
Kevin E. Walker
Director
Kevin E. Walker, age 57, joined Allianz Life of New York’s Board of Directors on October 1, 2018, and is also a member of its Audit and Evaluation Committee and its Executive Committee. Mr. Walker also serves on Allianz Life’s Board of Directors as of May 23, 2017, and is a member of its Audit Committee and its Nomination, Evaluation and Compensation Committee. Mr. Walker serves as the Chair and Director of Allianz Reinsurance America, Inc., and is a member of its Audit Committee since January 1, 2017. Mr. Walker has over 30 years of insurance and financial services experience. Mr. Walker served at various Allianz affiliates throughout his career, most recently as the President and Chief Executive Officer of Allianz Reinsurance America, Inc. from 2015 to 2016. Prior to that, he was the Senior Vice President and Chief Financial Officer of Fireman’s Fund Insurance Company from 2011 to 2015, and the Senior Vice President of Group Planning and Controlling of Allianz SE from 2006 to 2010. He also served as the Senior Vice President and Chief Financial Officer, Retirement and Protection Division of Genworth Financial from 2010 to 2011. Mr. Walker also was employed by Allianz Life from 1995 to 2006 as the Vice President, Treasurer and Senior Investment Officer, following which he then served as the Senior Vice President and Senior Financial Officer for all product lines. Mr. Walker has also served as a director and officer for several other Allianz affiliates.
Mr. Walker brings to the Board extensive experience in the insurance industry, as well as extensive experience in finance and operations.
EXECUTIVE OFFICERS
The current executive officers (other than Messrs. White, Gaumond, Thiel and Thomes) are as follows. Age and positions are provided as of December 31, 2019, except as otherwise noted.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Gretchen Cepek
Chief Legal Officer and Secretary
Gretchen Cepek, age 51, joined Allianz Life of New York on February 17, 2012 and currently serves as the Chief Legal Officer and Secretary. In this role, Ms. Cepek is responsible for the legal, ethics and compliance departments as well as government relations and the special investigations unit. She also serves as the Senior Vice President, General Counsel and Secretary of Allianz Life and the General Counsel and Secretary of AZOA Services Corporation. Previously, Ms. Cepek served as the Secretary for Allianz Life and Annuity Company from 2012 to 2017, and the Vice President of Legal Business Operations, Distribution and Product Development of Allianz Life from 2009 to 2012. Ms. Cepek received her J.D. from Valparaiso University School of Law in 1993.
Catherine A. Mahone
Chief Administrative Officer
Catherine A. Mahone, age 55, joined Allianz Life of New York on April 9, 2013 and currently serves as the Chief Administrative Officer. Ms. Mahone also serves as the Senior Vice President, Chief Administrative Officer of Allianz Life, and a Governor of Allianz Life Financial Services, LLC. Ms. Mahone is responsible for the oversight of enterprise operations, information technology, and other strategic business initiatives. Previously, Ms. Mahone served as the Senior Vice President, Enterprise Operations of Allianz Life from 2008 to 2012, and a Director of Allianz Technology of America, Inc. from 2013 to 2015.
Neil H. McKay
Chief Actuary
Neil H. McKay, age 58, joined Allianz Life of New York in 1999 and currently serves as the Chief Actuary of Allianz Life of New York since April 8, 2014. Mr. McKay also serves as the Senior Vice President, Chief Actuary of Allianz Life. Previously, Mr. McKay also served as a Director and the Chief Actuary of Allianz Life and Annuity Company from 2007 to 2017. Mr. McKay is responsible for all of the actuarial functions of Allianz Life of New York and Allianz Life, including the actuarial assumptions underlying its products and the rate setting associated with existing and new products.
Todd M. Hedtke
Chief Investment Officer
Todd M. Hedtke, age 47, joined Allianz Life of New York in 2012 and currently serves as the Chief Investment Officer since August 21, 2015. He also currently serves as the Senior Vice President, the Chief Investment Officer of Allianz Life, the Chief Executive Officer of Allianz Investment Management LLC, and the Chief Investment Officer of Allianz Annuity Company of Missouri and Allianz Life Insurance Company of Missouri, respectively. Mr. Hedtke is President of Allianz Finance Corporation, and Vice President and Treasurer of Allianz Fund Investments Inc., AZL PF Investments Inc., and Dresdner Kleinwort Pfandbriefe Investments II Inc., respectively. Mr. Hedtke is also a Director of Allianz Fund Investments Inc., AZL PF Investments, Inc., Dresdner Kleinwort Pfandbriefe Investments II, Inc., and Allianz Finance Corporation, respectively. He also serves as a Governor of Allianz Investment Management LLC, and as the Chair of the Benefit Plans Investment Committee for AZOA Services Corporation. Mr. Hedtke leads the investment management, liquidity planning, hedging, and trading functions at Allianz Life. He is also a member of the global Allianz Investment Management Board, which serves the Allianz Group of insurance companies. Prior to his current role, Mr. Hedtke spent 15 years in a number of investment-related positions at Allianz Life and its affiliates, including his prior role as the Vice President, Investment Management of Allianz Life from 2010 to 2015, the Vice President of Investments of Allianz Life of New York from 2012 to 2015, the Treasurer of Allianz Fund Investments, Inc. in 2015, and a Director and the Chief Investment Officer of Allianz Life and Annuity Company from 2015 to 2017.
CORPORATE GOVERNANCE
Committees of the Board
The Executive Committee of the Board (“Executive Committee”) is currently composed of Messrs. White (Chair), Gaumond and Walker (who replaced Mr. Herbert as a member as of April 10, 2019).. The function of the Executive Committee is to exercise the authority of the Board between meetings of the Board, with the exceptions set forth in Allianz Life of New York’s By-Laws. The Executive Committee did not meet in 2019.
The Audit and Evaluation Committee of the Board is currently composed of Ms. Goss (Chair), who replaced Mr. Herbert as the Chair as of April 10, 2019, and Messrs. Clark and Walker (who replaced Mr. Herbert as a member as of April 10, 2019). The Audit and Evaluation Committee is responsible for recommending the selection of independent certified public

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accountants, reviewing Allianz Life of New York’s financial condition and the scope and results of the independent audit and any internal audit, nominating candidates for director, evaluating the performance of principal officers deemed by the Audit and Evaluation Committee to be principal officers of Allianz Life of New York and recommending to the Board of Directors the selection and compensation of such principal officers and any plan to issue options to its officers and employees for the purchase of shares of stock. The Audit and Evaluation Committee met two times in 2019, and acted once by written action.
The Conflict of Interest Committee of the Board is currently composed of Mr. White (Chair), Ms. Cepek, and Ms. Goss (who replaced Mr. Herbert as a member as of April 10, 2019). The Conflict of Interest Committee assists Allianz Life of New York in addressing ethics and conflict of interest matters. The Conflict of Interest Committee met once in 2019.
The Finance Committee of the Board is currently composed of Messrs. Gaumond (Chair), Clark and Thiel. The Finance Committee is responsible for exercising all the powers of the Board of Directors with respect to the investments of the funds of Allianz Life of New York. The Finance Committee met two times in 2019, and acted three times by written action.
Independence of Certain Directors
Allianz Life of New York is not subject to the independence standards of the New York Stock Exchange or any other national securities exchange, but is subject to the independence standards set out in New York Insurance laws and the Model Audit Rule. Applying the independence standards of the Model Audit Rule to the current members of Allianz Life of New York’s Board of Directors, as well as the members that served on Allianz Life of New York’s Audit and Evaluation Committee during 2019, the Board of Directors has determined that (1) Ms. Goss and Messrs. Clark and Walker are “independent” under those standards, and (2) Mr. Herbert was “independent” under those standards through his retirement date of April 10, 2019.
Code of Ethics
All of our officers and employees, including our Chief Executive Officer, President, Chief Financial Officer and Controller, are subject to Allianz Life of New York’s Code of Ethics.
Executive Compensation
Compensation Discussion and Analysis
In this section, we provide an overview of the goals and principal components of our executive compensation program and describe how we determine the compensation of our “Named Executive Officers” or “NEOs.” Allianz Life of New York is a subsidiary of Allianz Life. Each of our NEOs is employed by both Allianz Life of New York and Allianz Life. Our NEOs are compensated directly by Allianz Life. Allianz Life charges Allianz Life of New York an allocated percentage of each of our NEO’s compensation. The allocated percentage of compensation charged to Allianz Life of New York for our NEO’s during the year ended December 31, 2019 is set forth below and hereafter referred to as the “Allocation Percentages.” For 2019, our NEOs were:
Name(1)	Title	Allocation Percentages
Walter R. White	Chair and Chief Executive Officer	5.00%
William E. Gaumond	Chief Financial Officer and Treasurer	5.00%
(1)	Our three most highly paid executive officers other than our principal executive officer and principal financial officer are not included as NEOs for 2019 because their total compensation allocable to Allianz Life of New York did not exceed the $100,00 threshold established by SEC rules.
The details of each NEO’s compensation may be found in the Summary Compensation Table and other compensation tables included in this Executive Compensation section.
Executive Summary
Our NEOs are also officers of Allianz Life, our parent company, and are not paid additional compensation for serving as executive officers of Allianz Life of New York. Instead, our NEOs are paid directly by Allianz Life with a certain portion of their Allianz Life compensation allocated to Allianz Life of New York, which allocation is reviewed and approved by our Audit and Evaluation Committee with respect to those NEO’s that are also the NY Principal Officers. The “NY Principal Officers” are the Chief Executive Officer, President, Chief Legal Officer and Secretary, Chief Administrative

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Officer and Chief Financial Officer and Treasurer. Therefore, our parent company, Allianz Life, establishes our NEOs’ compensation programs with our Audit and Evaluation Committee reviewing and approving the compensation allocations to Allianz Life of New York with respect to our NY Principal Officers. Allianz Life’s compensation programs are intended to align our NEOs’ interests with those of our ultimate stockholder, Allianz SE, the ultimate parent company of Allianz Life and Allianz Life of New York. Allianz Life’s compensation programs are designed to reward performance that meets or exceeds the goals established by the Compensation Committee, a management committee of Allianz Life. Allianz Life is tasked with establishing the executive compensation philosophy. In line with Allianz Life’s compensation philosophy described below, the total compensation received by our NEOs will vary based on individual and corporate performance in light of annual and long-term performance goals. Our NEOs’ total compensation is composed of a mix of annual base salary, annual cash awards based on corporate objectives and executive performance factors and long-term equity incentive awards in the form of restricted stock units of the equity securities of Allianz SE.
Compensation Philosophy and Strategy
Overview
The overriding goal of Allianz Life’s executive compensation programs is to attract, retain and motivate top-performing executive officers who will dedicate themselves to long-term financial and operational success. To this end, Allianz Life has structured the executive compensation programs to foster a pay-for-performance management culture by:
•	providing total compensation opportunities that are competitive with the levels of total compensation available at the large diversified financial services companies with which Allianz Life most directly competes in the marketplace;
•	setting performance metrics and objectives for variable compensation arrangements that reward executives for attaining both annual targets and medium-range and long-term business objectives, thereby providing individual executives with the opportunity to earn above-average compensation by achieving above-average results;
•	establishing equity-based arrangements that align executives’ financial interests with those of Allianz SE by ensuring executives have a material financial stake in the equity value of Allianz SE and the business success of its affiliates; and
•	structuring compensation packages and outcomes to foster internal pay equity.

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Compensation Components
To support this pay-for-performance strategy, Allianz Life’s total compensation program provides a mix of compensation components that bases the majority of each executive’s compensation on their success and on an assessment of each executive’s overall contribution to that success.
Compensation Element	Description	Objective
Base Salary	Fixed rate of pay that compensates employees for fulfilling their basic job responsibilities. For NEOs, increases are generally provided in the case of a significant increase in responsibilities or a significant discrepancy versus the market.	Attract and retain high-caliber leadership.
Annual Incentive Plan	Incentive compensation that promotes and rewards the achievement of annual performance objectives through awards under the Allianz Life Annual Incentive Plan (“AIP”).	• Link compensation to annual performance results. • Attract and motivate high-caliber leadership. • Align the interests of NEOs and our stockholder.
Long-Term Incentives	Incentive compensation that promotes and rewards the achievement of long-term performance objectives through awards under the Allianz Life Long-Term Performance Unit Plan (“ALTPUP”).
	Allianz Life’s Chief Executive Officer, Walter R. White, was eligible to receive annual awards through the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP.	• Link compensation to annual and multi-year performance results. • Motivate and retain high-caliber leadership with multi-year vesting. • Align the interests of NEOs and our stockholder.
Performance-Based Equity Incentives	Incentive compensation through restricted stock unit awards made under the Allianz Equity Incentive Plan (“AEI”) that promotes and rewards the achievement of senior executive officers.	• Retain high-caliber leadership with multi-year vesting. • Align the interests of NEOs and our stockholder.
Severance Arrangements	Severance payments to employees, including NEOs, under certain company-initiated termination events.	Compensate employees for situations where the employee’s employment is involuntarily terminated in a qualifying termination of employment.
Perquisites-Benefits	Perquisites provided to our NEOs include employer matching contributions to the NEOs’ accounts in the 401(k) plan and may also include the payment of life insurance premiums, relocation reimbursements, and reimbursements for financial planning, tax preparation services, and spousal travel expenses.	Provide market competitive total compensation package.
In addition, Allianz Life offers all employees, including our NEOs, broad-based benefits, including comprehensive medical, dental and vision insurance, group term life insurance and participation in a 401(k) plan.
How Compensation Decisions Are Made
Role of the Board of Directors and Compensation Committee
The framework governing the executive compensation policies for Allianz Life, which directly compensates the executives of Allianz Life of New York, except as such policies relate to the compensation for the Chief Executive Officer, is set through the Compensation Committee of Allianz Life. Decisions affecting the compensation of the Chief Executive Officer are outside the scope of the Allianz Life Compensation Committee. Any such decisions are made by Allianz SE, subject to review by the Nomination, Evaluation and Compensation Committee of the Allianz Life Board of Directors (the “NEC Committee”), and final approval by Allianz Life’s Board of Directors. With respect to the compensation of other “principal officers” selected by the Board for purposes of the duties of the NEC Committee under Minn. Stat. § 60D.20, subd. 3(d), the Compensation Committee’s decision are similarly subject to review by the NEC Committee and final approval by

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Allianz Life’s Board. The “principal officers” include the Chief Executive Officer, Chief Financial Officer and General Counsel. Allianz Life’s Board has delegated the following responsibilities to the Compensation Committee:
•	In general, establish the compensation philosophy and strategy of Allianz Life and oversee the development and implementation of compensation, benefit and perquisite programs for corporate executives consistent with the principles of ensuring that leadership is compensated effectively in a manner consistent with the stated compensation strategy, internal equity considerations, competitive practices, shareholder interests, and the requirements of any applicable regulatory bodies in order to attract and retain high-quality leadership. This responsibility includes periodic review of Allianz Life’s compensation programs to pursue certain goals, with the expectation that changes will be made periodically to ensure these goals are attained.
•	Review and approve the establishment of, or material modification to, any executive incentive compensation plans or programs for Allianz Life.
•	Review and approve any special benefits or perquisites in effect for, or offered to, any prospective, current or former Allianz Life employee, regardless of the employee’s level or assignment within Allianz Life. Such benefits and perquisites are those that are unusual or different than the benefits offered to all similarly-situated employees.
•	Review and approve any employment agreements proposed to be made with any prospective or current employee of Allianz Life.
•	Review and approve any individual severance agreement with any Allianz Life officer. This does not include an arrangement where the employee receives severance or incentive payments under existing terms of a broadbased benefit or compensation plan.
•	Oversee Allianz Life’s compliance with regulations with respect to compensation matters and adopt and monitor adherence to global and local process requirements and timelines, including those required under the Corporate Rules (as defined under the Allianz Life Standard for Corporate Rules) mandated by Allianz SE.
The Compensation Committee will at all times be composed of at least three members who are appointed by the full Board of Directors of Allianz Life. The Compensation Committee currently consists of the following members: the Chair of the Board, the Chief Executive Officer, and the Chief Human Resources Officer. The Compensation Committee also utilizes internal personnel to provide advice to the Compensation Committee regarding market trends in compensation policies at competing companies and on a more macro level.
Following its review and decision, the Compensation Committee produces and submits a report on executive compensation to Allianz Life’s Board of Directors at its request. With respect to the compensation of “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), the Compensation Committee produces and submits a report on executive compensation proposed for the designated “principal officers”, to the NEC Committee for its review and recommendation to Allianz Life’s Board for final approval.
Role of the Chief Executive Officer
Our Chief Executive Officer assists the Compensation Committee in its review of the total compensation of all the NEOs except himself. He provides the Compensation Committee with his assessment of their performances relative to the corporate and individual goals and other expectations set for them for the preceding year. He then provides his recommendations for each NEO’s total compensation and the appropriate goals for each in the year to come. However, the Compensation Committee is not bound by his recommendations.
Role of Allianz Life’s Human Resources
Allianz Life’s Human Resources supports the Compensation Committee on executive compensation matters by being responsible for many of the organizational and administrative tasks that underlie the compensation review and determination process and making presentations on various topics. Allianz Life’s Human Resources efforts include, among other things:
•	evaluating the compensation data from industry groups, national executive pay surveys and other sources for the NEOs and other executive officers as appropriate;
•	gathering and correlating performance ratings and reviews for individual executive officers, including the NEOs;
•	reviewing executive compensation recommendations against appropriate market data and for internal consistency and equity; and
•	reporting to, and answering requests for information from, the Compensation Committee.
Allianz Life’s Human Resources officers also coordinate and share information with their counterparts at Allianz SE.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Use of Competitive Compensation Data
Because Allianz Life competes most directly for executive talent with other large diversified financial services companies, Allianz Life regards it as essential to regularly review the competitiveness of the total compensation programs for executives to ensure that Allianz Life provides compensation opportunities that compare favorably with the levels of total compensation offered to similarly situated executives by other companies that participate in the compensation surveys in which Allianz Life participates. Allianz Life relies primarily on external market surveys of corporate compensation and benefits published by various national compensation consulting firms, especially salary surveys focusing on insurance companies. In addition, other factors taken into account include the average revenues and number of employees of companies that participate in such surveys.
All these information sources are employed to measure and compare actual pay levels not only on an aggregate, total compensation basis but by breaking down the total compensation program component by component to review and compare specific compensation elements as well as the particular mixes of fixed versus variable, short-term versus long-term and cash versus equity-based compensation at the surveyed companies. This information, as collected and reviewed by Allianz Life’s Human Resources, is submitted to the Compensation Committee for review and discussion.
Internal Pay Equity Analysis
Allianz Life’s compensation programs are designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, Allianz Life believes it is important to compare compensation paid to each NEO not only with compensation paid by the surveyed companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.
Components of Total Compensation For Our NEOs
Allianz Life provides total compensation to our NEOs that consists of several components. These components include the three components of the total compensation program (i.e., base salary, annual and multi-year incentives and equity) as well as: (i) retirement, health and other benefit programs; (ii) severance benefits; and (iii) perquisites.
Base Salary
Allianz Life’s philosophy is to make base salary a relatively small portion of the overall compensation package for our NEOs, which Allianz Life believes is common in the industry in which we operate. The amount of the base salary awarded to NEOs is based on the position held, the NEO’s tenure, the scope of the position’s responsibilities and the NEO’s own performance, all of which are reviewed with the aid of market survey data. Using this data, Allianz Life maintains a 50th percentile pricing philosophy, comparing base salaries against the median for comparable salaries at surveyed companies, unless exceptional conditions require otherwise.
With respect to the base salary of our Chief Executive Officer, the Chair of the Board considered the Chief Executive Officer’s experience, performance, and contribution to overall corporate performance when determining his base salary for 2019 for recommendation to the NEC Committee. Base salaries for our other NEOs for 2019 were also set by the Compensation Committee based upon each NEO’s individual experience and contribution to the overall performance of Allianz Life, and subject to Allianz SE Compensation Committee reviews and, with respect to the base salaries of “principal officers” selected by Allianz Life’s Board of Directors for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
AIP
Allianz Life offers annual cash bonuses to certain executive officers under the AIP. The AIP is designed to improve performance and profitability by motivating employees to accomplish organizational objectives and financial goals. Bonus awards that may be paid pursuant to the AIP are within the sole discretion of the Compensation Committee, and with respect to our CEO, the Chair of the Board, and are intended to:
•	reward the performance of participants who have made significant contributions to the achievement of annual goals and objectives;
•	provide an incentive that will encourage future superior individual performance; and
•	encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of Allianz Life.

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Following the performance year, the Compensation Committee approved a specific amount of cash awards to be made pursuant to the AIP to executive officers, including our NEOs, for the 2019 performance year. The amount determined to be available for such awards was at the discretion of the Compensation Committee and was dependent upon many factors as outlined previously, including, but not limited to, current financial performance and contributions of our NEOs in achieving performance objectives, and with respect to the awards to the “principal officers” selected by Allianz Life’s Board for purposes of the duties of the NEC Committee under Minnesota Statutes § 60D.20, subd. 3(d), subject to NEC Committee review and recommendation to Allianz Life’s Board for final approval.
Long-Term Incentives
The purpose of the ALTPUP is to advance the interests of Allianz Life, including Allianz Life of New York, and our indirect stockholder. The ALTPUP seeks to accomplish this purpose by providing an incentive in addition to current compensation to certain individuals within designated classes of employees of Allianz Life who contribute significantly to their company’s long-term performance. Such incentive shall be in the form of Long-Term Performance Units ("ALTPUP Units"), which are contingent awards, subject to the terms, conditions and restrictions described in the ALTPUP and the Award Agreement under which such awards are made, by which participants in the ALTPUP may become entitled to receive cash on the payment date for redemption of the ALTPUP Units valued on the valuation date. The award of ALTPUP Units is discretionary and any payments from the ALTPUP are intended to:
•	reward the performance of participants who have made significant contributions to the achievement of their company’s annual goals and objectives,
•	provide an incentive that will encourage future superior individual performance, and
•	encourage the retention of employees who have demonstrated exceptional performance and/or are anticipated to significantly contribute to the long-term success of their company.
The Compensation Committee (and, with respect to those NEOs that are “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life’s Board of Directors) reviewed the performance of our NEOs following the end of our 2019 fiscal year relative to the ALTPUP.
Targeted levels of bonus awards made pursuant to the ALTPUP for our NEOs were established by the Compensation Committee (or, in the case of those NEOs that are “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life’s Board) based on a number of factors related to the performance of Allianz Life and Allianz Life of New York, and the performance of the NEO. Maximum bonus awards made to our NEOs pursuant to the ALTPUP are set to two times the target amount for each NEO. See footnote (2) to the Summary Compensation Table for the specific amounts awarded to each NEO for the year ended December 31, 2019.
Our Chief Executive Officer receives cash awards pursuant to the terms of the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP. The Allianz SE Mid-Term Bonus Plan will provide a final award in respect of business performance in 2019. The minimum payout is zero and the maximum payout is 165% of the target amount. Target award amounts generally focus on performance of Allianz Life and Allianz Life of New York, including the growth and operating profit and achievement of goals set by Allianz Life. At the end of 2021, the 2019 performance of Allianz Life will be assessed, along with relevant company comparisons. Proposed incentive awards are endorsed by the Allianz SE Board of Management and approved by the respective Compensation Committee and by the NEC Committee for final approval by Allianz Life’s Board. The award in respect of 2019 performance will be the final award under the Mid-Term Bonus Plan.
AEI
The AEI is (a) one part of the variable compensation element for senior executives and provided under the Allianz Sustained Performance Plan (“ASPP”) or (b) offered by Allianz Life to selected senior employees as an additional part of their variable compensation on a case by case basis. The AEI is granted in the form of restricted stock units of Allianz SE (“RSUs”). See the discussion regarding material terms of grants under the AEI under Performance – Based Incentive Compensation Plans, below.
Benefit Perquisites
Allianz Life provides our NEOs with certain limited perquisites. All of our employees, including our NEOs, may participate in the qualified 401(k) plan. Allianz Life and Allianz Life of New York generally provide our executive officers, including our NEOs, with a matching contribution up to $21,000 annually. In addition, Allianz Life and Allianz Life of New York provide excess liability insurance coverage to all of our NEOs and provide financial planning and tax preparation services, relocation reimbursements and reimbursements of spousal travel expenses to certain of our NEOs.

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The incremental costs of perquisites for the NEOs during 2019 are included in the column entitled “All Other Compensation” in the Summary Compensation Table included in this section.
Severance Arrangements
Allianz Life has entered into an Executive Severance Agreement with our Chair, Director, and Chief Executive Officer, Walter R. White, which is described in the “Allianz Life Executive Severance Agreement” discussion later in this section. We have not entered into any other specific severance agreements with any of our NEOs.
The remainder of our NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan.
Other than the Executive Severance Plan, which is described later in this section, our NEOs (except for Walter R. White) are not eligible for severance payments. Certain of our executive officers receive offer letters which set forth the terms relating to base salary, sign-on incentives and equity compensation. However, Allianz Life does not view these offer letters as employment agreements as each offer letter states that employment with Allianz Life is “at will.”
Other Compensation Policies
Tax and Accounting Implications
Stock-Based Compensation. Stock-based compensation, comprised of Allianz SE restricted stock units (RSUs) granted pursuant to the AEI, are accounted for in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The fair value of the RSUs at grant is the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on that day and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of payout restrictions deriving from the vesting period and the payout cap.
Summary Compensation Table
The following table sets forth the compensation paid by Allianz Life for the year ended December 31, 2019 to our NEOs. The executive compensation information in this prospectus is shown for a one-year period, in accordance with Regulation S-K Item 402, Instruction 1 to Item 402(c) and Item 402(a)(3).
Name and Principal Position (a)	Year (b)	Salary (c)	Stock Awards (e)(1)	Non-Equity Incentive Plan Compensation (g)(2),(3)	All Other Compensation (i)(4)	Total (j)
Walter R. White Chair and Chief Executive Officer	2019	$43,255	$54,069	$108,138	$1,313	$206,775
William E. Gaumond Chief Financial Officer and Treasurer	2019	$22,761	$17,276	$30,933	$1,107	$72,077
(1)	Represents the grant date fair value of the RSUs issued pursuant to the AEI. The RSUs vest over a four-year period. The RSUs issued in 2020 for the 2019 performance year have a March 2024 exercise date. The grant price of the RSUs was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on the date of grant and the nine immediately preceding trading days, less the present value of dividends expected to be paid on one Allianz SE share over the vesting period, and less the fair value of the payout restrictions deriving from the vesting period and the payout cap. These numbers show the amount realized for financial reporting purposes as calculated in accordance with the FASB ASC Topic 718. Under FASB ASC Topic 718, the grant date fair value is calculated using the closing market price of the common stock of Allianz SE on the date of grant, which is then recognized over the requisite service period of the award.
(2)	Includes the following payments and grants made pursuant to the AIP and the ALTPUP.

Name	Year	Payments made pursuant to the AIP	Grants made pursuant to the ALTPUP
Walter R. White	2019	$54,069	$54,069
William E. Gaumond	2019	$17,276	$13,657
(3)	Walter R. White, as Chair and Chief Executive Officer, participates in the global Allianz SE Mid-Term Bonus Program rather than the ALTPUP.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

(4)	The following table provides additional details regarding compensation found in the “All Other Compensation” column.

Name	Year	Spousal Travel(5)	Milestone/ Anniversary/ Recognition(6)	Life Insurance Premiums	Employer Match to 401(k) Plan	ASAAP Contribution(7)	Total
Walter R. White	2019	$218	--	$46	$1,050	--	$1,313
William E. Gaumond	2019	--	$24	$33	$950	$100	$1,107
(5)	Represents reimbursement or payments made to defray the costs of a spouse’s travel.
(6)	Represents Milestone Anniversary Program, which pays a bonus at three and five year anniversaries, and then every five years thereafter.
(7)	Represents company matching contribution to the Allianz Supplemental Asset Accumulation Plan for deferrals in excess of IRS compensation limit.
Performance-Based Incentive Compensation Plans
AIP
The AIP is intended to provide an incentive that will encourage superior individual performance and encourage retention of employees who have demonstrated exceptional performance or who are anticipated to significantly contribute to long-term success. The AIP seeks to accomplish this purpose by providing a bonus opportunity to eligible employees who have made significant contributions during the plan year to the achievement of annual goals and objectives. The guidelines for target awards are meant to be illustrative of competitive market bonuses for similar job levels in the marketplace. While the target awards may be used for illustrative, budget planning or distribution scenarios, all bonus awards are discretionary and are in no way guaranteed.
The Compensation Committee or other duly authorized committee determines allocation of bonus awards to employees. With respect to “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee recommends to Allianz Life’s Board of Directors awards for final approval.
ALTPUP
In order to be eligible for ALTPUP awards, individuals must be nominated by the business unit and approved by the Compensation Committee and with respect to “principal officers” for purposes of the NEC Committee’s duties, by the NEC Committee with final approval by the Board. Receipt of an ALTPUP award one year is not a guarantee that an ALTPUP award will be granted in subsequent years. The ALTPUP incentive is in the form of ALTPUP Units, which have a target value of $10. The threshold value is $5 and the maximum value is $20. ALTPUP award periods are three years, with one-third of the ALTPUP Units paying out each year over the three-year award period. The valuation date is December 31 at the end of each performance year, unless the Compensation Committee in its discretion selects an earlier date.
Allianz SE Mid-Term Bonus Plan
Our Chief Executive Officer receives cash awards pursuant to the terms of the Allianz SE Mid-Term Bonus Plan instead of the ALTPUP. The Allianz SE Mid-Term Bonus Plan will provide a final award in respect of business performance in 2019. The minimum payout is zero and the maximum payout is 165% of the target amount. Target award amounts generally focus on company performance, including growth and operating profit and achievement of goals set by Allianz Life. At the end of 2021, the 2019 performance of Allianz Life will be assessed, along with relevant company comparisons. Proposed incentive awards are endorsed by the Allianz SE Board of Management and by the NEC Committee for final approval by the Board. The award in respect of 2019 performance will be the final award under the Mid-Term Bonus Plan.
AEI
The AEI is designed to recognize the participant’s continuous employment with Allianz Life over the relevant period and shall be an incentive to continue in employment. Grants under the AEI will generally only be made if the participant is employed with Allianz Life at the date of grant. Payments will be made only if the participant remains employed with Allianz Life during the vesting period of the RSU, or leaves employment under circumstances set out in the AEI, including after retirement or early retirement eligibility, disability, or under certain other circumstances. The securities issuable under the AEI are RSUs. An RSU constitutes the right to receipt of the market value of Allianz SE common stock at the time of exercise. This amount will be paid in cash. RSUs are subject to a four-year vesting period. At the end of the four-year period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

a participant leaves employment under other “good leaver” circumstances set forth in the AEI. The grant at fair value cannot be greater than 165% of a participant’s target amount. The maximum value of an exercise is an increase of 200% over the grant value (i.e., 300% of the grant value).
Grants of Plan-Based Awards
The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards granted for the year ended December 31, 2019, and charged to Allianz Life of New York based on the Allocation Percentage assigned to each NEO.
Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1),(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3),(4)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Walter R. White	3/6/2020
RSUs (under AEI)					$0	$43,255	$214,112
AIP Award		$0	$43,255	$71,371
Midterm Bonus Plan		$0	$43,255	$71,371
William E. Gaumond	3/6/2020
RSUs (under AEI)					$0	$13,657	$67,601
AIP Award		$0	$13,657	$27,314
ALTPUP Award		$0	$13,657	$27,314
(1)	The target and maximum columns show the target award and maximum award for 2019 for each NEO under the AIP. There is no threshold amount for any participant in the AIP. The actual 2019 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. AIP target and maximum awards are a pre-designated percentage of base salary determined at the executive’s level.
(2)	The target and maximum columns show the target award and maximum award for 2019 for each NEO under the ALTPUP. Under the ALTPUP, all awards are discretionary. To the extent that awards are made, the minimum amount of an award will equal at least 50% of the target amount as determined by the Compensation Committee (or with respect to “principal officers” for purposes of the NEC Committee’s duties, the NEC Committee with final approval of Allianz Life's Board). The actual 2019 awards granted to the NEOs are listed in the Non-Equity Incentive Compensation column of the Summary Compensation Table. ALTPUP target and maximum awards are a pre-designated percentage of base salary determined at the executive’s level.
(3)	RSUs have a vesting schedule as disclosed in the footnotes to the Summary Compensation Table. See “Outstanding Equity Awards at December 31, 2019” for disclosure regarding the number of RSUs that are unvested as of December 31, 2019.
(4)	The target and maximum columns show the target award and maximum award for 2019 for each NEO under the AEI. There is no threshold amount for any participant in the AEI. The actual 2019 awards granted to the NEOs are listed in the Stock Awards column of the Summary Compensation Table.
Outstanding Equity Awards at December 31, 2019
The following table sets forth the outstanding equity awards at the December 31, 2019 fiscal year-end. The table shows RSUs granted pursuant to the AEI, based on the Allocation Percentage assigned to each NEO.
Name (a)	RSUs
	Number of RSUs That Have Not Vested (g)(1),(2)	Market Value of RSUs That Have Not Vested (h)(3)
Walter R. White
	504.850	$124,688
	408.050	$100,780
	351.500	$86,813
	261.950	$64,696
William E. Gaumond
	36.050	$8,904
	72.600	$17,931
	101.950	$25,180
	76.900	$18,993
(1)	Represents unvested RSUs issued pursuant to the AEI. RSUs issued under the AEI during 2019 are subject to a four-year vesting period from the grant date. At the end of the respective vesting period, the RSUs are exercised uniformly for all participants, provided they remain employed by Allianz Life or terminate after retirement or early retirement eligibility, or under certain other circumstances. Vesting and exercise may accelerate if a participant leaves employment under other “good leaver” circumstances set forth in the AEI.
(2)	For each of the NEOs, the number of RSUs listed on the first line were exercised in 2020, the RSUs listed on the second line will exercise in 2021, the RSUs listed on the third line will exercise in 2022, and the RSUs listed on the fourth line will exercise in 2023.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

(3)	Based on an assumed stock price of $246.98 per share, which was the arithmetic average of the closing prices of an Allianz SE share in the electronic cash market trading system Xetra (or any successor system) on December 31, 2019 and the nine immediately preceding trading days, converted from Euros into U.S. dollars.
Allianz SE Option Exercises and Stock Grants Vested in 2019
The following table summarizes the value received from Allianz SE stock grants vested during the year ended December 31, 2019, and charged to Allianz Life of New York based on the Allocation Percentage assigned to each NEO.
Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Walter R. White	318.200	$69,966
William E. Gaumond	33.950	$7,465
(1)	Represents Allianz SE RSUs that were exercised during 2019 pursuant to the AEI. Amounts realized were paid in cash.
Allianz Life Executive Severance Agreement
Allianz Life entered into an Executive Severance Agreement with its Chief Executive Officer, Walter R. White, with an expiration date of December 31, 2020. The severance arrangements for Mr. White as Chair and Chief Executive Officer of Allianz Life of New York are prescribed by the Executive Severance Agreement.
Pursuant to the Executive Severance Agreement, Mr. White is entitled to a lump sum cash payment upon separation of $86,510 based on the allocated percentage of compensation charged to Allianz Life of New York in the event he is terminated without “cause” as defined in the Executive Severance Agreement. In addition, pursuant to the Executive Severance Agreement, Mr. White is also bound by other restrictive covenants, including covenants relating to confidentiality and non-disparagement. Mr. White would also be entitled to continuation of medical and dental coverage at the employee premium rates for a period of 18 months following termination if Mr. White timely elects continuation and pays the required premiums.
The remainder of our NEOs are eligible for severance payments under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the applicable plan. The terms of this plan are set forth below.
Executive Severance Plan
Executive officers who have the title of Senior Vice President or above and report directly to a senior executive officer at a specific level are eligible to receive severance benefits under the Executive Severance Plan if they experience a qualifying termination of employment and otherwise satisfy the conditions set forth in the plan. The purpose of the Executive Severance Plan is to provide severance benefits to executive officers whose employment is involuntarily terminated in a qualifying termination of employment in order to assist with job transition. Pursuant to the Executive Severance Plan, eligible executive officers who are involuntarily terminated in a qualifying termination of employment will receive a lump sum cash payment equal to one and one-half times their “annual base pay” in effect at the time of termination. Annual base pay, for purposes of this agreement, equals base salary and excludes special payments, such as bonuses, expense reimbursements, living or other allowances. Eligible executive officers would also be entitled to continuation of medical and dental coverage at employee premium rates for a period of 18 months following termination, if the executive officer timely elects continuation coverage and pays the required premiums.
The following table shows the portion of the lump sum payments that would have been allocated to Allianz Life of New York based on each NEO’s Allocation Percentage and payable to each of our NEOs had they been terminated on December 31, 2019 and been eligible for severance payments pursuant to the Executive Severance Plan.
NEOs	Lump Sum Payment
Walter R. White	N/A(1)
William E. Gaumond	$34,142
(1)	Mr. White is not eligible to receive payments pursuant to the Executive Severance Plan. See “Allianz Life Executive Severance Agreement” for information regarding severance payments that Mr. White is eligible to receive upon termination of service.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Director Compensation
The following table provides information on compensation paid to the directors of Allianz Life of New York for the year ended December 31, 2019.
Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Total ($) (h)
Walter R. White(2) Chair and Chief Executive Officer	N/A	N/A
William E. Gaumond(2) Chief Financial Officer and Treasurer	N/A	N/A
Eric J. Thomes(3) President	N/A	N/A
Steven J. Thiel(2) Vice President, Appointed Actuary	N/A	N/A
Lorraine Lods(2) Non-Independent Director	N/A	N/A
Ronald M. Clark Independent Director	$20,000	$20,000
Martha Clark Goss(4) Independent Director	$25,000	$25,000
Stephen R. Herbert(4) Independent Director	$10,000	$10,000
Gary A. Smith Non-Independent Director	$20,000	$20,000
Kevin E. Walker(4) Independent Director	$20,000	$20,000
(1)	Represents cash compensation provided to our independent directors for the year ended December 31, 2019.
(2)	As inside directors, Messrs. White, Gaumond, Thomes, Thiel, and Ms. Lods do not receive any compensation for their service as directors. The compensation Messrs. White and Gaumond received as executive officers of Allianz Life of New York is disclosed in the Summary Compensation Table as set forth herein.
(3)	Thomas Burns resigned his position as President on March 31, 2019, and was replaced April 1, 2019, by Mr. Thomes who also was elected to the Board as of that date. Mr. Burns received no compensation for his service as a director of Allianz Life of New York.
(4)	Mr. Herbert resigned his position as Director on April 10, 2019. Mr. Herbert’s Audit and Evaluation Committee Chair and Conflict of Interest Committee positions were replaced with Ms. Goss on April 10, 2019. Mr. Herbert’s Executive Committee and Audit and Evaluation Committee positions were replaced with Mr. Walker on April 10, 2019.
Security Ownership of Certain Beneficial Owners and Management
We are an indirect wholly owned subsidiary of Allianz SE. Allianz SE’s principal executive offices are located at Königinstrasse 28, 80802 Munich, Germany. As of March 31, 2020, the directors and executive officers of Allianz Life of New York held less than 1% of Allianz SE’s ordinary shares issued and outstanding.
Transactions with Related Persons, Promoters and Certain Control Persons
We are a wholly owned subsidiary of Allianz Life, which is a wholly owned subsidiary of AZOA, which in turn is a wholly owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, our ultimate parent, which is registered in Munich, Germany.
Transactions with affiliates may not be on an arm’s-length basis and may present the potential for conflicts.
Business and Operational Risks Relevant to the Contract
As an insurance company, a number of risks may affect our business. However, because the Contract (and any other insurance contract that we offer) is a regulated insurance product, as opposed to an investment in our business, many of the risks that may be relevant to an investor in our business are unlikely to be relevant to you. The risks described below are only those business and operational risks that are likely to be relevant to you as a purchaser of the Contract.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Risks Primarily Related to Our Financial Strength and Claims-Paying Ability
We make Annuity Payments and apply Credits for this Contract from our general account. We also pay benefits for other insurance contracts from our general account, and our general account is subject to claims by our creditors. Our ability to make payments from our general account is subject to our financial strength and claims-paying ability. The following risks relate to circumstances and events that may negatively affect our general account and, in turn, our financial strength and claims-paying ability.
Financial losses may threaten our financial strength and claims-paying ability.
As an Owner of the Contract, you do not share in the profits and losses generated by our business. However, if we were to experience significant losses, we might not have sufficient assets in our general account to satisfy all of our financial obligations under the Contract. Circumstances and events that may result in financial losses include, but are not necessarily limited to, the circumstances and events listed below. We cannot predict what specific impact that any of these circumstances or events may ultimately have on our financial strength or claims-paying ability.
•	Difficult Economic Conditions. Our financial condition is materially affected by conditions in the global capital markets and the economy generally. During an economic downturn, the demand for our financial insurance products and services could be adversely affected. In addition, an economic downturn could cause the number and amount of surrenders and withdrawals under our insurance products to increase significantly, and owners of our insurance products may choose to defer making purchase payments or paying insurance premiums or stop them altogether.
•	Unfavorable Interest Rate Environments. During periods of declining interest rates, we may experience financial losses as the spread between interest rates that we credit to customers under our insurance products and returns on our investments tighten. During periods of increasing interest rates, we may experience financial losses due to increases in surrenders and withdrawals under our insurance products as our customers choose to forgo insurance protection in favor of potentially higher returns. Although we take measures to manage economic risks associated with different interest rate environments, we may not be able to fully mitigate those risks.
•	Losses on Fixed Maturity Investments. Our fixed maturity investments are subject to interest rate risk and credit risk. Interest rate risk refers to how the values of our fixed maturity investments fluctuate in response to changes in market interest rates. Increases and decreases in prevailing interest rates generally result in decreases and increases, respectively, in the values of our fixed maturity investments. Credit risk refers to the risk that a counterparty will default on its commitments to us under a fixed maturity investment. See “Defaults by Counterparties” below.
•	Losses on Equity Investments. Our equity investments are generally valued based on quoted market prices and are subject to market risk. Market risk refers to how market prices for equity investments are subject to fluctuation. A downward fluctuation in the market price for an equity investment could result in losses upon the sale of that investment. Fluctuations in market prices may result from, among other things, actual or perceived changes in the attractiveness of specific investments or in general market conditions.
•	Losses on Real Estate Investments. A portion of our investment portfolio consists of mortgage loans and mortgage-backed securities related to commercial, agricultural and residential real estate. The value of our real estate investments may be negatively impacted by general economic conditions in the real estate sector, including supply and demand, market volatility, and interest rate fluctuations, as well as the creditworthiness of obligors.
•	Losses upon the Sale of Illiquid Investments. We hold certain investments that may lack liquidity, such as privately placed fixed maturity investments, mortgage loans, collateralized debt obligations, commercial mortgage-backed securities, equity real estate and limited partnership interests. Although we seek to minimize the likelihood that we would need to sell illiquid investments, if we were required to liquidate these investments on short notice, we may have difficulty doing so and may be forced to sell them for less than their fair value.
•	Loss of Market Share to Competitors. There is strong competition among insurers, banks, brokerage firms and other financial institutions and providers seeking clients for the types of products and services that we provide. A loss of market share to our competitors could result in financial losses to our business. Our ability to successfully compete is dependent on numerous factors, some of which include the successful implementation of our business strategy, our financial strength, the attractiveness of our products and services, our relationships with distributors, and our reputation. Our ability to compete may also be hindered if our competitors obtain or seek to enforce intellectual property rights against us, or if we are otherwise precluded from offering products or services that are in demand. Our ability to compete may also be hindered if we are not able to protect or enforce our own intellectual property rights.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

•	Defaults by Counterparties. Third-parties that owe us money, securities, or other assets may not fulfill their obligations to us. These parties may include issuers of investments that we may hold, borrowers under loans that we may hold or extend, counterparties under swap and other derivative contracts and other third-parties (e.g., customers, trading counterparties, brokers, dealers, banks, investment funds, clearing agents, exchanges and clearing houses). In addition, with respect to secured transactions, the risk of default may be exacerbated when the collateral held by us cannot be liquidated or is liquidated at a price that is not sufficient to cover the full amount owed to us. A party may default on its obligations for a variety of reasons, including bankruptcy, lack of liquidity, downturns in the economy or real estate market and operational failure. General economic conditions and trends may also result in increased defaults.
•	Impairments of Other Financial Institutions. We routinely execute transactions with counterparties in the financial services industry, including brokers, dealers, commercial banks, investment banks, insurers, reinsurers and other investment and financial institutions. A disruption to, or decline in the financial condition of, such financial institutions may expose us to financial losses.
•	Payments through Guaranty Associations. When an insurance company becomes insolvent, state insurance guaranty associations have the right to assess other insurance companies doing business in their state for funds to pay obligations to policyholders of the insolvent company, up to the state-specified limit of coverage. The future failure of a large life, health or annuity insurer could trigger assessments which we would be obligated to pay. Further, amounts for historical insolvencies may be assessed over many years, and there can be significant uncertainty around the total obligation for a given insolvency.
•	Ineffectiveness of Risk Management Policies. Our risk management policies and procedures intended to identify, monitor and manage economic risks may not be fully effective at mitigating our risk exposure in all market environments or against all types of risk. This could cause us to incur investment losses or cause our hedging and other risk management strategies to be ineffective.
Changes in applicable law may negatively affect our financial strength and claims-paying ability.
We are subject to detailed and comprehensive regulation and supervision in New York by the New York Department of Financial Services (“NYDFS”) in jurisdictions in which we operate. The NYDFS has broad administrative powers with respect to all aspects of the insurance business and, in particular, monitors the manner in which an insurance company offers, sells and administers its products. Therefore, we may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations and practices. Our operations, products and services are subject to varying state and federal laws. In addition, our operations, products and services are regulated by various regulatory authorities and self-regulatory authorities including state insurance departments, state securities administrators, state banking authorities, the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Internal Revenue Service, the Department of Labor, and the U.S. Commodity Futures Trading Commission.
Changes to federal and state laws and regulations may materially affect the way in which we conduct our business. We are faced with significant challenges due to the fact that our regulatory environment is evolving rapidly. Federal and state governments, including federal and state regulatory authorities, have become increasingly active in the regulation of the businesses in which we engage. In addition, federal and state regulatory authorities are assuming active, and in some cases increasingly aggressive, roles in interpreting and enforcing laws and regulations related to our business. We cannot predict the potential effects that any new laws or regulations, changes in existing laws or regulations, or the interpretation or enforcement of laws or regulations may have on our business, but such changes may negatively affect our financial strength and claims-paying ability.
The Securities and Exchange Commission has recently adopted new rules (i) imposing a “best interest” standard of care on broker-dealers making recommendations to their customers and (ii) requiring broker-dealers and investment advisers to provide a written summary of the relationship between a broker-dealer or investment adviser, as applicable, and its customer. These new rules become effective on June 30, 2020. It is unclear whether or to what extent these rules could affect broker-dealers’ willingness to recommend our registered annuity products. These rules could increase our overall compliance costs and could also increase our exposure to legal claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims.
The New York State Department of Financial Services (“DFS”), the regulatory authority for the insurance industry in New York, has adopted revisions to its Insurance Regulation 187, a regulation that imposes suitability requirements on annuity recommendations by producers and insurers subject to New York law. Under the amendments to Regulation 187, recommendations of and related to annuity contracts will be subject to a best interest standard and other additional obligations. These revisions became effective for annuity recommendations on August 1, 2019.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

In order to comply with the revisions to Regulation 187, we may decide to change compensation for financial professionals or otherwise change the sales support for annuities. These changes could have an adverse impact on the level and type of services provided and compliance with Regulation 187 could also increase our overall operational costs for providing some of the services currently provided. These changes may lead to greater exposure to legal claims in certain circumstances, including an increased risk of DFS-related actions.
Our reserves could be inadequate due to differences between our actual experience and management’s estimates and assumptions.
We establish and carry reserves to pay future benefits and claims of policyholders. Our reserve are calculated based on a number of estimates and assumptions, including estimates and assumptions related to future mortality, morbidity, interest rates, future equity performance, reinvestment rates, persistency, claims experience, and policyholder elections (i.e., the exercise or non-exercise of policy benefits). The assumptions and estimates used in connection with the reserve estimation process are inherently uncertain, involve the exercise of significant judgment and reflect evolving information. For example, the current rates of mortality and morbidity may continue to improve in the future due to medical and technological advancements that result in policyholders living longer than anticipated. We periodically review the adequacy of reserves and the underlying assumptions and make adjustments when appropriate. We cannot, however, determine with precision the amounts that we will pay for, or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims. If actual results differ significantly from our estimates and assumptions, our claim costs could increase significantly and our reserves could be inadequate. If so, we will be required to increase reserves or accelerate amortization of deferred acquisition costs. However, we cannot be certain that our reserves will ultimately be sufficient to pay future benefits and claims of policyholders.
The amount of statutory capital that we must hold to meet our statutory capital requirements can vary significantly from time to time.
Statutory accounting standards and capital and reserve requirements are prescribed by NYDFS and the National Association of Insurance Commissioners. The NYDFS established regulations that govern reserving requirements and provide minimum capitalization requirements based on risk-based capital (“RBC”) ratios for life insurance companies. In any particular year, statutory surplus amounts and RBC ratios may increase or decrease depending on a variety of factors, including but not limited to, the amount of statutory income or losses that we generate, changes in reserves, the amount of additional capital that we must hold to support business growth, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio, changes in interest rates, and changes to existing RBC formulas. Additionally, state insurance regulators have significant leeway in interpreting existing regulations, which could further impact the amount of statutory capital or reserves that we must maintain. There can be no assurance that we will be able to maintain our current RBC ratio in the future or that our RBC ratio will not fall to a level that could have a material adverse effect on our business. If we are unable to maintain minimum capitalization requirements, our business may be subject to significant increases in supervision and control by the NYDFS.
Litigation and regulatory proceedings may negatively affect our financial strength and claims-paying ability.
We have been involved in various regulatory investigations and examinations, and we may be involved in more in the future. We may also be named as defendants in individual lawsuits in the future. These actions arise in various contexts, including in connection with our activities as an insurer, securities issuer, employer, investment adviser, investor and taxpayer. Lawsuits and regulatory proceedings may involve significant amounts of damages (including punitive damages) or fines that we must pay, and certain regulatory authorities involved in regulatory proceedings have substantial power over our business operations. An adverse outcome in any lawsuit or regulatory proceeding that results in significant financial losses or operational burdens may negatively affect our financial strength and claims-paying ability.
Reinsurance may not be available or affordable, or may not be adequate to protect against harm to our financial strength and claims-paying ability.
As part of our overall risk management strategy, we purchase reinsurance for certain risks underwritten by our various business segments. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control can determine the availability and cost of the reinsurance protection for new business. If we are unable to purchase the desired amount of reinsurance protection on acceptable terms, our risk of loss may increase. As our risk of loss increases, so does the risk that we may not be able to meet our financial obligations.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Our hedging programs may be inadequate to protect against harm to our financial strength and claims-paying ability.
Certain types of insurance and investment products that we offer expose us to risks associated with fluctuations in financial markets. Although we use hedging techniques to manage risks associated with our insurance guarantees, increased volatility in the financial markets and unanticipated policyholder behavior may increase the cost of these hedges and/or negatively affect our ability to hedge certain risks. We may lose money on the derivatives that we hold as part of our hedging programs or otherwise. Ultimately, our hedging programs may be inadequate to protect us against the full extent of the exposure or losses we seek to mitigate, which in turn may negatively impact our financial strength and claims-paying ability.
Downgrades and potential downgrades to our claims-paying and financial strength ratings may signal a higher risk that we may be unable to meet our financial obligations, and may themselves negatively affect our financial strength and claims-paying ability.
Our claims-paying and financial strength ratings, which various ratings organizations publish as measures of an insurance company's ability to meet policyholder obligations, are important to maintaining public confidence in Allianz Life of New York and our products, and the ability to market our products and services. A downgrade or an announced potential downgrade in our claims-paying and financial strength ratings may reflect an increased risk that we may not be able to meet our financial obligations. Any such downgrade or potential downgrade may itself harm our financial strength and claims-paying ability by causing financial losses to our business. Such losses may be the result of:
•	reductions in new sales of insurance products, annuities and other investment products;
•	increases in our cost of capital or limitations on our access to sources of capital;
•	harm to our relationships with distributors and sales specialists;
•	material increases in the number or amount of surrenders and withdrawals under our insurance products;
•	pressure on us to reduce prices or increase crediting rates for many of our insurance products; and
•	harm to our ability to obtain reinsurance or obtain reasonable pricing for reinsurance.
Similarly, downgrades or announced potential downgrades in the financial strength ratings of the financial institutions with which we do business may adversely impact our business operations and may cause financial losses to our business.
Risks Primarily Related to Our Business Operations
Breaches of security, or interference with our technology infrastructure, could harm our business.
Our business relies on technology systems and networks, including systems and networks managed by third parties to process, transmit and store information, and to conduct business activities and transactions with clients, distributors, vendors, and other third parties. We are also subject to certain federal and state regulations that require us to establish and maintain policies and procedures designed to protect sensitive client information. Maintaining the integrity of our systems is critical to the success of our business operations, including the retention of clients, and to the protection of our clients’ personal information. To date, we have not identified any material breaches or interference with our systems and networks; however, we routinely encounter and address such threats, including an increasing frequency of phishing scams, introductions of malware and unauthorized payment requests. Any such breaches or interference by third parties or by our employees that may in the future occur could have a material adverse impact on our business operations and our financial condition.
We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks resulting from attacks by third parties, including hackers, and from employee error or malfeasance. We also require third party vendors who, in the provision of services to us, are provided with or process information pertaining to our business or our clients to meet certain information security standards. Changes in our technology platforms, such as an evolution to accommodate mobile computing, may also require corresponding changes in our systems, networks and data security measures. In addition, the increasing reliance on technology systems and networks and the occurrence and potential adverse impact of attacks on such systems and networks, both generally and in the financial services industry, have enhanced government and regulatory scrutiny of the measures taken by companies to protect against cyber-security threats. As these threats, and government and regulatory oversight of associated risks, continue to evolve, we may be required to expend additional resources to enhance or expand upon the security measures we currently maintain.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Despite the measures we have taken and may in the future take to address and mitigate these risks, we cannot ensure that our systems and networks will not be subject to breaches or interference. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information, which in turn may result in legal claims, regulatory scrutiny and liability, reputational damage, the incurrence of costs to eliminate or mitigate further exposure, the loss of clients or other damage to our business. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. In addition, the trend toward broad consumer and general public notification of such incidents could exacerbate the harm to our business operations and our financial condition. Even if we successfully protected our technology infrastructure and the confidentiality of sensitive data, we may incur significant expenses in responding to any such attacks as well as the adoption and maintenance of appropriate security measures. We could also suffer harm to our business and reputation if attempted security breaches are publicized. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services.
The failure to protect our clients’ confidential information and privacy could adversely affect our business.
A number of our businesses are subject to privacy regulations and confidentiality obligations, including the Gramm-Leach-Bliley Act and state privacy laws and regulations. We also have contractual obligations to protect certain confidential information we obtain from our existing vendors and clients. These obligations generally include protecting such confidential information in the same manner and to the same extent as we protect our own confidential information. The actions we take to protect confidential information vary by business segment and may include, among other things:
•	training and educating our employees regarding our obligations relating to confidential information;
•	monitoring changes in state or federal privacy and compliance requirements;
•	drafting appropriate contractual provisions into any contract that raises proprietary and confidentiality issues;
•	maintaining secure storage facilities for tangible records;
•	limiting access to electronic information; and
•	in the event of a security breach, providing credit monitoring or other services to affected customers.
In addition, we must develop, implement and maintain a comprehensive written information security program with appropriate administrative, technical and physical safeguards to protect such confidential information. If we do not properly comply with privacy regulations and protect confidential information, we could experience adverse consequences, including regulatory sanctions, such as penalties, fines and loss of license, as well as loss of reputation and possible litigation. This could have an adverse impact on our Company’s reputation and business results.
Protection from system interruptions and operating errors is important to our business. If we were to experience a sustained interruption to our telecommunications or data processing systems or other failure in operational execution could harm our business operations and our business results.
Operating errors and system or network interruptions could delay and disrupt our ability to develop, deliver or maintain our products and services, causing harm to our business and reputation and resulting in loss of customers or revenue. Operating errors and system or network interruptions may also interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Interruptions could be caused by operational failures arising from employee error or malfeasance, interference by third parties (including hackers and other cyber-attacks), implementation of new technology, and maintenance of existing technology. Our financial, accounting, data processing or other operating systems and facilities may fail to operate or report data properly, experience connectivity disruptions or otherwise become disabled as a result of events that are wholly or partially beyond our control, adversely affecting our ability to process transactions or provide products and services to customers. The cause of these interruptions can include fires, floods, earthquakes and other natural disasters, power losses, equipment failures, attacks by third parties, failures of internal or vendor software or systems and other events beyond our control.
In addition, we rely on third party service providers and vendors for certain communications, technology and business functions and face the risk of operational failure (including, without limitation, failure caused by an inaccuracy, untimeliness or other deficiency in data reporting), termination or capacity constraints of any of the clearing agents, exchanges, clearing houses or other third party service providers that we use to facilitate or are component providers to our transactions and other product manufacturing and distribution activities. These risks are heightened by the evolution in the financial markets of increasingly sophisticated products, by business-driven hedging, by compliance issues and by other

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

risk management or investment or by financial management strategies. Any such failure, termination or constraint could adversely impact our ability to implement transactions, service our clients, manage our exposure to risk or otherwise achieve desired outcomes.
The occurrence of natural or man-made disasters and catastrophes could adversely affect our business operations and our business results.
The occurrence of natural or man-made disasters and catastrophes, including acts of terrorism, public health crises (e.g. COVID-19), industrial accident, blackout, cyber-attack, computer virus, insider threat, insurrections and military actions, unanticipated problems with our disaster recovery systems, or a support failure from external providers, could adversely affect our business operations and our business results, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters and catastrophes may damage our facilities, preventing our employees from performing their roles or otherwise disturbing our ordinary business operations, and by impacting claims. Such disasters and catastrophes may also impact us indirectly by changing the condition and behaviors of our customers, business counterparties and regulators, as well as by causing declines or volatility in the economic and financial markets.
Inadequate or failed processes or systems, human factors or external events may adversely affect our profitability, reputation or operational effectiveness.
Operational risk is inherent in our business and can manifest itself in various ways, including business interruption, poor vendor performance, information systems malfunctions or failures, regulatory breaches, human errors, employee misconduct, and external fraud. These events can potentially result in financial loss, harm to our reputation and/or hinder our operational effectiveness. Management attempts to control these risks and keep operational risk at low levels by maintaining a sound and well controlled environment in light of the characteristics of our business, markets and regulatory environment in which we operate. Notwithstanding these measures, operational risk is part of the business environment in which we operate, and we may experience operational disruptions and incur losses from time to time due to these types or risks.

13.  Financial Statements
The financial statements of the subaccounts of Allianz Life of NY Variable Account C as of and for the years or periods ended December 31, 2019 and 2018, included or incorporated by reference in Part C of the Registration Statement filed with the SEC on Form N-4 have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as set forth in their respective report thereon appearing elsewhere herein, and in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The statutory statements of admitted assets, liabilities, and capital and surplus of Allianz Life Insurance Company of New York as of December 31, 2019 and 2018, as well as the related statutory statements of operations, capital and surplus and cash flow for the years ended December 31, 2019 and 2018, included in Appendix G of this prospectus, have been audited by PwC, an independent auditor, as set forth in their respective report thereon appearing elsewhere herein, and in reliance upon such report given on the authority of said firm as experts in accounting and auditing.
The statutory statements of operations, capital and surplus and cash flow for the year ended December 31, 2017 included in Appendix G of this prospectus, have been audited by KPMG LLP (“KPMG”), an independent auditor, as set forth in their respective report thereon appearing elsewhere herein, and in reliance upon such report given on the authority of said firm as experts in accounting and auditing.
Auditor Update
European regulations that go into effect in 2021 required Allianz SE, Allianz Life of NY’s indirect parent, to change auditors. Allianz Life of NY conducted a “request for proposal” process with three major accounting firms for the annual independent audits of Allianz Life of NY and its registered variable account.
On October 24, 2017, Allianz Life of NY’s Board of Directors approved a decision to change independent auditors. On the same day, the Board appointed PwC as Allianz Life of NY’s new independent audit firm to audit Allianz Life of NY’s statutory financial statements and as Allianz Life of NY’s new independent registered public accounting firm to audit the variable account financial statements beginning for the fiscal year 2018.
After the issuance of the audits report for the period ended December 31, 2017, the Allianz Life of NY Board of Directors dismissed KPMG as its independent auditors for the statutory financial statements and as its independent registered public

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

accounting firm for the U.S. GAAP variable account financial statements. The reports of KPMG on Allianz Life of NY’s statutory financial statements for 2017 contained an opinion stating that in all material respects, the statutory financials were in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services and were not qualified or modified as to uncertainty, audit scope or statutory accounting principles.
For the 2017 fiscal year or any subsequent interim periods through the dates of KPMG’s 2017 reports on Allianz Life of NY’s statutory financial statements, there were: (i) no disagreements between Allianz Life of NY and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
Allianz Life of NY provided KPMG with a copy of this disclosure, or similar disclosure, before its first filing with the SEC in 2018 and requested that KPMG provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of this letter is filed as Exhibit 99 to Allianz Life of NY’s registration statement numbers 333-217304, 333-213126 and 333-215104 on Form S-1.
Prior to engaging PwC’s engagement, which began in 2019, we did not consult with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Allianz Life of NY’s statutory and variable account financial statements, and PwC did not provide either a written report or oral advice to Allianz Life of NY that was an important factor considered by Allianz Life of NY in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

14.  Privacy Notice
Allianz Life Insurance Company of New York
Home Office: New York, NY
Administrative Office
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
800.950.5872
https://www.allianzlife.com/new-york
Your privacy is a high priority for Allianz Life Insurance Company of New York (Allianz Life® of NY). This Privacy Notice outlines our principles for collecting, using and protecting information that we maintain about you. This Privacy Notice is also displayed on our website at www.allianzlife.com/new-york.
Information about you that Allianz Life of NY collects
We collect information about you so that we can process the insurance transactions you request and administer or service your policy. We also collect information to inform you of new products and services and to engage in studies or research relating to our business. We limit the information collected to what is needed for our business purposes. We may collect your information from the following sources.
•	From you, either directly or through our financial professionals. This may include information provided on your insurance application or other forms you may complete. The information we collect includes, but is not limited to, your name, social security number, address, telephone number and e-mail address.
•	From others, through the process of issuing a policy or handling a claim. This may include information from consumer reporting agencies and medical or accident reports.
•	From your doctor or during a home visit by a health care professional. This may include your health records gathered with your written consent.
•	From your relationship with us. For example, this may include the number of years you have been a customer or the types of products you have purchased.
•	From data brokers that collect publicly available information about you. This includes household information, financial transactions, and social media activity.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Information about you that Allianz Life of NY shares
We do not share information about current or former customers with anyone, except as allowed by law. “Allowed by law” means that we may share the information we collect about you as follows.
•	With people and entities when we have your consent to share your information.
•	With our affiliates and other third parties in order to process your application, or administer or service your policy.
•	With consumer reporting agencies to obtain a medical report, credit report, or motor vehicle report. These reports are used to decide eligibility for a policy or to process transactions you request.
•	With our financial professionals so that they can service your policy. They may also inform you of other Allianz Life of NY products and services that may be of interest to you.
•	With health care providers in order to process your claim.
•	As required or otherwise permitted by law. This may include sharing information with state insurance agencies, law enforcement, and other government officials. We may also share your information to respond to subpoenas, court orders and other legal requests.
•	With research groups to conduct studies on our business to improve the products and services we offer.
•	To inform you of products and services that may be of interest to you. These communications may be made by us, our financial professionals, or through third parties.
•	With our affiliates so they can market their products and services to you. State insurance laws do not allow you to restrict this disclosure.
Allianz Life of NY does not sell your information to anyone
We do not sell your information to anyone for their own marketing purposes. For this reason, we are not required to obtain your “opt in election,” “opt out election” or authorization.
Allianz Life of NY policies and practices regarding security of your information
We limit access to your information to those employees, affiliates, and service providers who need it for our business purposes. We protect your information using safeguards that comply with applicable federal and state law. This includes measures that are administrative, physical, and technical in nature. We use reasonable measures to secure our websites and protect the information that may be shared over these sites.
Your ability to access and correct your information
You have the right to access and obtain a copy of your information. This does not include the right to access and copy your information related to a claim or civil or criminal proceeding. You may also write to us and ask about disclosure(s) of your information made within the last two (2) years. If you wish to review your information, please write us at:
Allianz Life Insurance Company of New York
Attn: Privacy Office
PO Box 1344
Minneapolis, MN 55440-1344
Please provide your full name, address and policy number(s) in your written request. For your protection, please have your request notarized. We reserve the right to ask for additional verification of your identity.
Within 30 working days of our receipt of your written request, you may see and get a copy of your information in person. If you prefer, we will send you a copy of your information. If medical information is contained in your file, we may request that you name a medical professional to whom we will send your information.
If you believe any of your information is incorrect, you may write to us at the address above. Within 30 working days, we will let you know if our review has resulted in a correction of your information. If we do not agree there is an error, you may file a statement disputing our finding. We will attach the statement to your file. We will send any corrections we make, or your statement, to anyone we shared your information with over the past two years, and to anyone who may receive your information from us in the future. We do not control the information about you obtained from a consumer reporting agency or a Department of Motor Vehicles. We will provide you with the names and addresses of these agencies so you can contact them directly.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Notification of change
Your trust is one of our most important assets. If we revise our privacy practices in the future, we will notify you prior to implementing any changes.
For more information or if you have questions
If you have any questions or concerns about our privacy practices, please call the Corporate Compliance Privacy Office at 800.328.5600, write us at the address above, or contact us via the secured website.
M40018-NY (R-09/2019)

15.  Table of Contents of the Form N-4 SAI
Allianz Life as Custodian	3
Legal Opinions	3
Distributor	3
Administrative Service Fees	3
Federal Tax Status	4
Annuity Contracts in General	4
Taxation of Annuities in General	4
Qualified Contracts	4
Purchasing a Qualified Contract	6
Distributions-Qualified Contracts	6
Distributions-Non-Qualified Contracts	9
Required Distributions	9
Diversification	10
Owner Control	10
Contracts Owned by Non-Individuals	10
Annuity Purchases by Nonresident Aliens and Foreign Corporations	10
Income Tax Withholding	10
Multiple Contracts	11
Partial 1035 Exchanges	11
Assignments, Pledges and Gratuitous Transfers	11
Death Benefits	11
Spousal Continuation and the Federal Defense of Marriage Act (DOMA)	11
Federal Estate Taxes	12
Generation-Skipping Transfer Tax	12
Foreign Tax Credits	12
Possible Tax Law Changes	12
Annuity Payments	13
Annuity Payment Options	13
Appendix – Death of the Owner and/or Annuitant	14

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Appendix A – Available Indexes
S&P 500® Index
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”). This trademark has been licensed for use by S&P Dow Jones Indices LLC. S&P marks are trademarks of S&P. These trademarks have been sublicensed for certain purposes by Allianz Life Insurance Company of New York (“Allianz Life® of NY”). The S&P 500® Index (“the Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Allianz Life of NY.
Allianz Life of NY products are not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Allianz Life of NY products or any member of the public regarding the advisability of investments generally or in Allianz Life of NY products particularly or the ability of the Index and Average to track general market performance. S&P Dow Jones Indices’ only relationship to Allianz Life of NY with respect to the Index and Average is the licensing of the Index and Average and certain trademarks, service marks, and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. The Index and Average are determined, composed, and calculated by S&P Dow Jones Indices without regard to Allianz Life of NY or the products. S&P Dow Jones Indices have no obligation to take the needs of Allianz Life of NY or the owners of the products into consideration in determining, composing, or calculating the Index and Average. S&P Dow Jones Indices are not responsible for and have not participated in the design, development, pricing, and operation of the products, including the calculation of any interest payments or any other values credited to the products. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing, or trading of products. There is no assurance that investment products based on the Index and Average will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC and its subsidiaries are not investment advisors. Inclusion of a security or futures contract within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security or futures contract, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to products currently being issued by Allianz Life of NY, but which may be similar to and competitive with Allianz Life of NY products. In addition, CME Group Inc., an indirect minority owner of S&P Dow Jones Indices LLC, and its affiliates may trade financial products which are linked to the performance of the Index and Average. It is possible that this trading activity will affect the value of the products.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR THE COMPLETENESS OF THE INDEX AND AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ LIFE OF NY, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX AND AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ LIFE OF NY OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Index
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix A

The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of New York (“Allianz Life® of NY”). Allianz Life of NY products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz Life of NY product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz Life of NY product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz Life of NY or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Nasdaq-100® Index
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Allianz Life Insurance Company of New York (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EURO STOXX 50®
The EURO STOXX 50®, Europe's leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of New York (“Allianz Life® of NY”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz Life of NY products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
•	sponsor, endorse, sell or promote Allianz Life of NY products.
•	recommend that any person invest in Allianz Life of NY products or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz Life of NY products.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix A

•	have any responsibility or liability for the administration, management or marketing of Allianz Life of NY products.
•	consider the needs of Allianz Life of NY products or the owners of Allianz Life of NY products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz Life of NY products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz Life of NY products or any other third parties.
Specifically,
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
•	The results to be obtained by Allianz Life of NY products, the owner of Allianz Life of NY products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;
•	The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
•	The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
•	The performance of Allianz Life of NY products generally;
•	STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
•	Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz Life of NY products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing Agreement between Allianz Life of NY and STOXX is solely for their benefit and not for the benefit of the owners of Allianz Life of NY products or any other third parties.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix A

Appendix B – Daily Adjustment
Generally
We designed the Daily Adjustment to provide an Index Option Value on Business Days other than the Index Effective Date or an Index Anniversary. The Daily Adjustment approximates the Index Option Value that will be available on the next Index Anniversary. It is the estimated present value of the future Performance Credit that we will apply on the next Index Anniversary. The Daily Adjustment takes into account:
(i)	any Index gains during the Index Year subject to the Cap,
(ii)	any Index losses greater than the Buffer, and
(iii)	the number of days until the next Index Anniversary.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credits that will be available on the next Index Anniversary taking into account any applicable Cap or Buffer. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index prices and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the or Buffer.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)	change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)	proxy interest = beginning Proxy Value x (1 – time remaining during the Index Year)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment at the beginning of the Index Year (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the first day of the current Index Year.
The Proxy Value tracks three hypothetical derivative investments (call and put options) that we designed to mimic the market value of your allocation to an Index Performance Strategy or an Index Protection NY Strategy Index Option. We calculate a Proxy Value for each of your selected Index Options.
The Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer . It is important to note that the out-of-the-money put will almost always reduce the Daily Adjustment, even when the current Index price on a Business Day is higher than the Index Value on the last Index Anniversary. This is because the risk that the Index Value could be lower on the next Index Anniversary is present to some extent whether or not the current Index price on a Business Day is lower than the Index Value on the last Index Anniversary.
Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment at the beginning of the Index Year. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Index Year to zero. The formula for proxy interest involves the calculation of (i) the beginning Proxy Value and (ii) the time remaining during an Index Year. The time remaining during an Index Year is equal to the number of days remaining in the Index Year divided by 365. The proxy interest may be significantly different from current interest rates available on interest bearing investments.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix B

Additional Information
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, at Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This Exhibit is incorporated by reference into this prospectus. You can obtain a copy of this Exhibit by calling (800) 624-0197, or visiting our website at www.allianzlife.com/new-york.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix B

Appendix C – Historical Buffers and Initial and Renewal Caps
[Appendix C to be updated by amendment prior to effectiveness]
This information regarding the Buffers and initial and renewal Caps is for historical purposes only; it is not a representation as to future Buffers or Caps. Caps may change frequently, and may vary substantially based on market conditions.
Index Protection NY Strategy
The Index Protection NY Strategy first became available to newly issued Contracts on August 24, 2015. It is not available to Contracts issued before August 24, 2015, or that have a Contract number starting with GAZ.
Following are the highest and lowest initial and renewal Caps offered for Index Effective Date periods occurring within each calendar year during August 24, 2015 (the date the Index Protection NY Strategy was first available) through January 6, 2020. During the periods shown below, the Buffer was 30.00% for each Index.
Index Effective Dates: 8/24/2015 – 1/4/2016
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	4.00%	5.75%	4.75%	7.00%	3.50%	6.00%	4.75%	6.50%
1st Anniversary Renewal Caps	4.75%	5.50%	5.25%	6.25%	4.50%	5.25%	5.25%	6.25%
2nd Anniversary Renewal Caps	4.00%	5.00%	4.25%	5.75%	4.00%	5.00%	5.75%	7.25%
3rd Anniversary Renewal Caps	5.25%	5.75%	5.25%	6.00%	5.50%	6.50%	8.75%	8.75%
4th Anniversary Renewal Caps	5.25%	6.00%	5.50%	6.25%	5.25%	6.25%	8.25%	9.25%
Index Effective Dates: 1/5/2016 – 1/2/2017
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	4.75%	6.00%	5.25%	6.75%	4.50%	5.50%	5.25%	6.75%
1st Anniversary Renewal Caps	4.00%	5.00%	4.25%	5.75%	4.00%	5.00%	5.25%	7.25%
2nd Anniversary Renewal Caps	4.50%	6.00%	5.25%	6.50%	5.00%	6.50%	7.00%	9.25%
3rd Anniversary Renewal Caps	5.25%	6.00%	5.50%	6.25%	5.25%	6.25%	8.25%	10.00%
Index Effective Dates: 1/3/2017 – 1/2/2018
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	4.25%	5.75%	5.00%	6.50%	4.25%	5.50%	5.25%	7.00%
1st Anniversary Renewal Caps	4.50%	6.25%	5.25%	6.50%	5.00%	6.75%	7.00%	10.00%
2nd Anniversary Renewal Caps	5.25%	6.75%	5.50%	6.75%	5.50%	7.00%	8.25%	10.25%
Index Effective Dates: 1/3/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	4.75%	7.50%	5.50%	7.75%	5.00%	8.00%	7.00%	15.75%
1st Anniversary Renewal Caps	5.25%	6.75%	5.50%	7.00%	5.50%	7.00%	8.50%	12.75%
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	6.25%	8.50%	6.25%	8.25%	6.25%	9.00%	9.25%	17.75%
Index Performance Strategy
The Index Performance Strategy with the EURO STOXX 50® first became available to newly issued Contracts on August 24, 2015. It is not available issued before August 24, 2015, or that have a Contract number starting with GAZ.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Following are the highest and lowest initial and renewal Caps offered for Index Effective Date periods occurring within each calendar year during July 1, 2014 (the date the Contracts were first issued), through January 6, 2020. During the periods shown below, the Buffer was 10.00% for each Index.
Index Effective Dates: 7/1/2014 – 1/5/2015
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	12.50%	13.50%	14.75%	15.75%	11.75%	13.00%
1st Anniversary Renewal Caps	10.50%	15.50%	13.50%	17.50%	9.75%	15.25%
2nd Anniversary Renewal Caps	10.75%	13.25%	13.75%	16.50%	10.75%	13.00%
3rd Anniversary Renewal Caps	9.25%	10.25%	12.00%	14.25%	10.00%	11.00%
4th Anniversary Renewal Caps	10.50%	12.00%	11.00%	13.00%	11.75%	14.25%
5th Anniversary Renewal Caps	10.50%	13.25%	12.25%	14.75%	11.50%	14.25%
Index Effective Dates: 1/6/2015 – 1/4/2016
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps[1]	10.50%	15.50%	13.25%	17.50%	9.75%	15.25%	13.50%	17.50%
1st Anniversary Renewal Caps[2]	10.75%	15.50%	13.75%	18.50%	10.75%	15.00%	13.75%	16.50%
2nd Anniversary Renewal Caps[3]	9.25%	12.00%	12.00%	16.50%	9.50%	12.00%	22.00%	25.00%
3rd Anniversary Renewal Caps[4]	9.25%	13.75%	11.00%	14.50%	10.75%	15.50%	24.00%	25.00%
4th Anniversary Renewal Caps[5]	10.50%	13.25%	12.00%	14.75%	11.50%	15.00%	25.00%	26.50%
1	The initial Caps for the EURO STOXX 50® are for a partial period of August 24, 2015 through January 4, 2016.
2	The 1st Anniversary Renewal Caps for the EURO STOXX 50® are for a partial period of August 24, 2016 through January 4, 2017.
3	The 2nd Anniversary Renewal Caps for the EURO STOXX 50® are for a partial period of August 24, 2017 through January 4, 2018.
4	The 3rd Anniversary Renewal Caps for the EURO STOXX 50® are for a partial period of August 24, 2018 through January 4, 2019.
5	The 4th Anniversary Renewal Caps for the EURO STOXX 50® are for a partial period of August 24, 2019 through January 4, 2020.
Index Effective Dates: 1/5/2016 – 1/2/2017
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	10.75%	15.50%	13.75%	18.50%	10.75%	15.00%	13.75%	18.50%
1st Anniversary Renewal Caps	9.25%	12.00%	12.00%	16.50%	9.50%	12.00%	13.50%	25.00%
2nd Anniversary Renewal Caps	9.25%	13.75%	11.00%	14.50%	10.75%	15.50%	24.00%	28.00%
3rd Anniversary Renewal Caps	10.50%	13.25%	12.00%	14.75%	11.50%	15.00%	25.00%	28.00%
Index Effective Dates: 1/3/2017 – 1/2/2018
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	9.75%	14.50%	13.50%	18.50%	10.00%	14.00%	13.50%	25.50%
1st Anniversary Renewal Caps	9.25%	17.00%	12.00%	17.25%	10.75%	17.75%	24.00%	31.00%
2nd Anniversary Renewal Caps	10.75%	17.75%	12.00%	18.00%	11.50%	17.75%	25.50%	31.00%
Index Effective Dates: 1/3/2018 – 1/1/2019
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	11.50%	16.25%	14.25%	16.75%	12.00%	17.00%	24.00%	28.00%
1st Anniversary Renewal Caps	12.50%	16.00%	13.50%	17.75%	12.25%	16.50%	26.25%	28.00%
Index Effective Dates: 1/2/2019 – 1/6/2020
Indexes:	S&P 500® Index		Russell 2000® Index		Nasdaq-100® Index		EURO STOXX 50®
Caps	Lowest	Highest	Lowest	Highest	Lowest	Highest	Lowest	Highest
Initial Caps	14.25%	17.25%	15.00%	17.75%	14.25%	18.50%	26.50%	29.00%

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

Appendix D – Historical Index Option Performance Information
The following historical information, based on historical Caps and Buffers, show how actual movements in the external Index Returns impacted actual Performance Credits. They show the lowest and highest actual annual Index Returns for each time period, and the corresponding Performance Credits received for these Index Returns. No single Crediting Method or Index Option consistently delivers the most return under all market conditions. Past performance does not guaranteed future results. This historical information shows the returns for Contracts with Index Effective Date periods occurring within the first year that each Crediting Method was available using the S& P 500® Index. You can obtain more historical information for other time periods and other Index Options by contacting your Financial Professional.
INDEX PROTECTION NY STRATEGY WITH THE S&P 500® INDEX
The Index Protection NY Strategy was not available before August 24, 2015. The Buffer was 30% for all time periods. It is not available to Contracts issued before August 24, 2015 or that have a Contract number starting with GAZ.

Index Effective Date	8/24/2015- 8/28/2015	9/1/2015- 10/5/2015	10/6/2015- 11/2/2015	11/3/2015- 11/30/2015	12/1/2015- 1/4/2016	1/5/2016- 2/1/2016	2/2/2016- 2/29/2016
Initial Cap	4.25%	4.00%	5.50%	5.75%	5.50%	5.00%	5.25%
1st Index Year Index Return	9.63% to 16.32%	7.21% to 15.39%	-0.29% to 9.13%	-1.00% to 6.98%	4.21% to 12.82%	12.51% to 22.44%	19.69% to 27.29%
1st Index Anniversary Credit	4.25%	4.00%	0% to 5.50%	0% to 5.75%	4.21% to 5.50%	5.00%	5.25%
1st Anniversary Renewal Cap	5.50%	4.75%	4.75%	4.75%	4.75%	4.50%	4.50%
2nd Index Year Index Return	12.10% to 12.69%	12.76% to 18.17%	17.61% to 22.97%	17.47% to 24.26%	17.65% to 20.59%	20.67% to 25.11%	12.48% to 21.10%
2nd Index Anniversary Credit	5.50%	4.75%	4.75%	4.75%	4.75%	4.50%	4.50%
2nd Anniversary Renewal Cap	4.75%	4.50%	4.75%	4.00%	5.00%	4.75%	4.50%
3rd Index Year Index Return	17.86% to 18.57%	13.07% to 17.16%	2.33% to 13.35%	1.37% to 7.60%	-12.38% to 5.72%	-7.97% to -4.09%	-1.35% to 4.92%
3rd Index Anniversary Credit	4.75%	4.50%	2.33% to 4.75%	1.37% to 4.00%	0% to 5.00%	0%	0% to 4.50%
3rd Anniversary Renewal Cap	5.25%	5.25%	5.25%	5.50%	5.75%
4th Index Year Index Return	-0.95% to 0.13%	-1.23% to 4.05%	0.30% to 15.08%	11.00% to 19.03%	10.85% to 37.13%
4th Index Anniversary Credit	0% to 0.13%	0% to 4.05%	0.30% to 5.25%	5.50%	5.75%

Index Effective Date	3/1/2016- 4/4/2016	4/5/2016- 5/2/2016	5/3/2016- 6/6/2016	6/7/2016- 7/4/2016	7/5/2016- 8/1/2016	8/2/2016- 9/5/2016
Initial Cap	6.00%	6.00%	5.50%	5.00%	5.50%	5.50%
1st Index Year Index Return	13.80% to 21.11%	11.30% to 15.36%	15.09% to 17.38%	14.85% to 20.94%	13.49% to 16.47%	10.91% to 14.86%
1st Index Anniversary Credit	6.00%	6.00%	5.50%	5.00%	5.50%	5.50%
1st Anniversary Renewal Cap	4.25%	4.25%	4.75%	4.75%	4.75%	4.75%
2nd Index Year Index Return	9.46% to 17.83%	10.23% to 15.65%	10.12% to 15.40%	11.29% to 14.51%	12.50% to 14.89%	14.11% to 18.57%
2nd Index Anniversary Credit	4.25%	4.25%	4.75%	4.75%	4.75%	4.75%
2nd Anniversary Renewal Cap	5.50%	5.50%	6.00%	5.50%	5.25%	5.25%
3rd Index Year Index Return	-0.12% to 11.05%	7.25% to 11.18%	-0.09% to 12.01%	3.72% to 10.42%	4.98% to 9.27%	-0.63% to 3.71%
3rd Index Anniversary Credit	0% to 5.50%	5.50%	0% to 6.00%	3.72% to 5.50%	4.98% to 5.25%	0% to 3.71%
Index Performance Strategy with the S&P 500® Index
The Buffer was 10% for all time periods.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix D

Index Effective Date	7/1/2014- 8/4/2014	8/5/2014- 9/1/2014	9/2/2014- 10/6/2014	10/7/2014- 11/3/2014	11/4/2014- 12/1/2014	12/2/2014- 1/5/2015	1/6/2015- 2/2/2015
Initial Cap	13.00%	12.75%	12.75%	12.50%	13.50%	12.75%	11.75%
1st Index Year Index Return	3.98% to 8.98%	-6.52% to 9.35%	-5.10% to 0.97%	2.26% to 9.15%	-0.80% to 4.48%	-2.70% to 5.09%	-8.52% to -0.62%
1st Index Anniversary Credit	3.98% to 8.98%	0% to 9.35%	0% to 0.97%	2.26% to 9.15%	0% to 4.48%	0% to 5.09%	0%
1st Anniversary Renewal Cap	10.50%	10.75%	10.50%	13.50%	15.50%	13.50%	12.50%
2nd Index Year Index Return	0.80% to 4.88%	3.65% to 16.32%	7.21% to 14.05%	-1.00% to 7.91%	-0.81% to 6.98%	5.40% to 12.81%	14.41% to 22.16%
2nd Index Anniversary Credit	0.80% to 4.88%	3.65% to 10.75%	7.21% to 10.50%	0% to 7.91%	0% to 6.98%	5.40% to 12.81%	12.50%
2nd Anniversary Renewal Cap	13.25%	13.00%	11.25%	10.75%	11.00%	11.25%	10.75%
3rd Index Year Index Return	13.49% to 15.60%	10.91% to 14.08%	12.75% to 17.98%	17.61% to 23.90%	17.47% to 24.26%	17.72% to 20.90%	20.67% to 25.34%
3rd Index Anniversary Credit	13.25%	10.91% to 13.00%	11.25%	10.75%	11.00%	11.25%	10.75%
3rd Anniversary Renewal Cap	10.25%	10.00%	9.25%	9.75%	9.50%	9.50%	9.75%
4th Index Year Index Return	11.70% to 15.09%	14.35% to 18.57%	13.14% to 17.53%	2.33% to 13.35%	1.96% to 8.62%	-12.38% to 5.72%	-7.97% to -1.35%
4th Index Anniversary Credit	10.25%	10.00%	9.25%	2.33% to 9.75%	1.96% to 8.62%	-2.38% to 5.72%	0%
4th Anniversary Renewal Cap	10.75%	10.75%	10.50%	10.75%	10.50%	12.00%
5th Index Year Index Return	-0.20% to 10.42%	-0.95% to 3.70%	-1.23% to 4.18%	0.30% to 15.08%	9.64% to 17.66%	10.85% to 37.13%
5th Index Anniversary Credit	0% to 10.42%	0% to 3.70%	0% to 4.18%	0.30% to 10.75%	9.64% to 10.50%	10.85% to 12.00%

Index Effective Date	2/3/2015- 3/2/2015	3/3/2015- 4/6/2015	4/7/2015- 5/4/2015	5/5/2015- 6/1/2015	6/2/2015- 7/6/2015
Initial Cap	12.00%	11.75%	11.00%	11.00%	10.75%
1st Index Year Index Return	-11.58% to -6.17%	-5.43% to 0.64%	-3.00% to 0.63%	-4.13% to -0.59%	-4.84% to 1.92%
1st Index Anniversary Credit	-1.58% to 0.00%	0% to 0.64%	0% to 0.63%	0%	0% to 1.92%
1st Anniversary Renewal Cap	13.25%	15.50%	15.50%	13.75%	12.50%
2nd Index Year Index Return	19.69% to 27.29%	13.80% to 19.55%	11.82% to 16.50%	15.09% to 17.38%	14.76% to 21.92%
2nd Index Anniversary Credit	13.25%	13.80% to 15.50%	11.82% to 15.50%	13.75%	12.50%
2nd Anniversary Renewal Cap	10.25%	12.00%	12.00%	10.50%	10.25%
3rd Index Year Index Return	12.99% to 17.56%	9.46% to 17.83%	10.86% to 15.21%	11.36% to 14.75%	11.40% to 14.71%
3rd Index Anniversary Credit	10.25%	9.46% to 12.00%	10.86% to 12.00%	10.50%	10.25%
3rd Anniversary Renewal Cap	9.25%	12.00%	11.50%	13.75%	11.75%
4th Index Year Index Return	0.51% to 3.77%	-0.12% to 11.18%	7.17% to 11.14%	0.36% to 9.72%	-0.09% to 10.42%
4th Index Anniversary Credit	0.51% to 3.77%	0% to 11.18%	7.17% to 11.14%	0.36% to 9.72%	0% to 10.42%

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix D

Index Effective Date	7/1/2014- 8/4/2014	8/5/2014- 9/1/2014	9/2/2014- 10/6/2014	10/7/2014- 11/3/2014	11/4/2014- 12/1/2014	12/2/2014- 1/5/2015	1/6/2015- 2/2/2015
Initial Cap	13.00%	12.75%	12.75%	12.50%	13.50%	12.75%	11.75%
1st Index Year Index Return	3.98% to 8.98%	-6.52% to 9.35%	-5.10% to 0.97%	2.26% to 9.15%	-0.80% to 4.48%	-2.70% to 5.09%	-8.52% to 0.62%
1st Index Anniversary Performance Credit	3.98% to 8.98%	0% to 9.35%	0% to 0.97%	2.26% to 9.15%	0% to 4.48%	0% to 5.09%	0%
1st Anniversary Renewal Cap	10.50%	10.75%	10.50%	13.50%	15.50%	13.50%	12.50%
2nd Index Year Index Return	0.80% to 4.88%	3.65% to 16.32%	7.21% to 14.05%	-1.00% to 7.91%	-0.81% to 6.98%	5.40% to 12.81%	14.41% to 22.16%
2nd Index Anniversary Performance Credit	0.80% to 4.88%	3.65% to 10.75%	7.21% to 10.50%	0% to7.91%	0% to6.98%	5.40% to 12.81%	12.50%
2nd Anniversary Renewal Cap	13.25%	13.00%	11.25%	10.75%	11.00%	11.25%	10.75%
3rd Index Year Index Return	13.49% to 15.60%	10.91% to 14.08%	12.75% to 17.98%	17.61% to 23.90%	17.47% to 24.26%	17.72% to 20.90%	20.67% to 25.34%
3rd Index Anniversary Performance Credit	13.25%	10.91% to 13.00%	11.25%	10.75%	11.00%	11.25%	10.75%
3rd Anniversary Renewal Cap	10.25%	10.00%	9.25%	9.75%	9.50%	9.50%	9.75%
4th Index Year Index Return	11.70% to 15.09%	14.35% to 18.57%	13.14% to 17.53%	2.33% to 13.35%	1.96% to 8.62%	-12.38% to 5.72%	-7.97% to -1.35%
4th Index Anniversary Performance Credit	10.25%	10.00%	9.25%	2.33% to 9.75%	1.96% to 8.62%	-2.38% to 5.72%	0%
4th Anniversary Renewal Cap	10.75%	10.75%	10.50%	10.75%	10.50%	12.00%	12.50%
5th Index Year Index Return
5th Index Anniversary Performance Credit

Index Effective Date	2/3/2015- 3/2/2015	3/3/2015- 4/6/2015	4/7/2015- 5/4/2015	5/5/2015- 6/1/2015	6/2/2015- 7/6/2015	7/7/2015- 8/3/2015
Initial Cap	12.00%	11.75%	11.00%	11.00%	10.75%	10.50%
1st Index Year Index Return	-11.58% to- 6.17%	-5.43% to 0.64%	-3.00% to 0.63%	-4.13% to 0.59%	-4.84% to 1.92%	0.80% to 4.79%
1st Index Anniversary Performance Credit	-1.58% to 0%	0% to 0.64%	0% to 0.63%	0%	0% to 1.92%	0.80% to 4.79%
1st Anniversary Renewal Cap	13.25%	15.50%	15.50%	13.75%	12.50%	13.25%
2nd Index Year Index Return	19.69% to 27.29%	13.80% to 19.55%	11.82% to 16.50%	15.09% to 17.38%	14.76% to 21.92%	13.49% to 15.60%
2nd Index Anniversary Performance Credit	13.25%	13.80% to 15.50%	11.82% to 15.50%	13.75%	12.50%	13.25%
2nd Anniversary Renewal Cap	10.25%	12.00%	12.00%	10.50%	10.25%	10.25%
3rd Index Year Index Return	12.99% to 17.56%	9.46% to 17.83%	10.86% to 15.21%	11.36% to 14.75%	11.40% to 14.71%	13.28% to 15.09%
3rd Index Anniversary Performance Credit	10.25%	9.46% to 12.00%	10.86% to 12.00%	10.50%	10.25%	10.25%
3rd Anniversary Renewal Cap	9.25%	12.00%	11.50%	13.75%	11.75%	10.75%
4th Index Year Index Return	0.51% to 3.77%	-0.12% to 11.18%
4th Index Anniversary Performance Credit	0.51% to 3.77%	0% to 11.18%
4th Anniversary Renewal Cap	13.25%	11.75%	10.75%
5th Index Year Index Return
5th Index Anniversary Performance Credit

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix D

Appendix E – Annual Contract Fees Calculation Examples
Please note that these examples may differ from your actual results due to rounding.
On the Quarterly Contract Anniversary your annual product fee is 1.25% and your Contract Value and Charge Base are $100,000. This Contract Value includes any Variable Option gains or losses and any Daily Adjustments or Performance Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily product fee amount for this quarter as follows:
(the Charge Base) x (annual product fee ÷ 365) = daily product fee amount, or: $100,000 x (1.25% ÷ 365) = $3.42
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly product fee is:
(number of days in the current quarter) x (daily product fee amount), or: 89 x $3.42 = $304.79
On the next Quarterly Contract Anniversary we would deduct $304.79 from the Contract Value. We first account for any gains/losses on the Variable Options and add any Daily Adjustments or Credits to the Index Option Values, then process any additional Purchase Payments and withdrawals, including deduction of the total quarterly product fee. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250 we would begin computing the daily product fee for the next quarter on the next day as:
(the Charge Base) x (annual product fee ÷ 365) = daily product fee amount, or: $101,250 x (1.25% ÷ 365) = $3.47
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily product fee for the remainder of the quarter on the next day as:
(the Charge Base) x (annual product fee ÷ 365) = daily product fee amount, or: $116,250 x (1.25% ÷ 365) = $3.98
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly product fee is:
(number of days in the current quarter) x (daily product fee amount), or:
(43 x $3.47) + (49 x $3.98) = $149.10 + $195.08 = $344.18
On the next Quarterly Contract Anniversary we would deduct $344.18 from the Contract Value after we account for any gains/losses on the Variable Option and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments and any other withdrawals and set the Charge Base equal to this new Contract Value and begin computing the daily product fee for the next quarter on the next day.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix E

Appendix F – Material Contract Variations by Issue Date
All material Issue Date variations in the Contract are disclosed in this Appendix. If you would like more information regarding Issue Date specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.
Crediting Method and/or Index Availability Restrictions
Crediting Method / Indexes	Availability Restrictions:
Index Protection NY Strategy	– For Contracts with a number starting with AV this first became available to newly issued Contracts on August 24, 2015.
– Not available to Contracts issued before August 24, 2015, or if the Contract has a number starting with GAZ.
EURO STOXX 50®	– For Contracts with a number starting with AV this first became available to newly issued Contracts on August 24, 2015.
– Not available to Contracts issued before August 24, 2015, or if the Contract has a number starting with GAZ.
If a Crediting Method or Index is not available, you cannot allocate to it unless we make it available to you on a future Index Anniversary. Certain Crediting Methods and/or Indexes also may not be available from all selling firms or from all Financial Professionals. Please consult with your Financial Professional for more information.
Automatic Performance Lock Availability Restrictions
Automatic Performance Locks are not available to Contracts issued before August 24, 2015, or that have a Contract number starting with GAZ.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix F

Appendix G – Selected Financial Data and Statutory Financial Statements
Management’s Discussion and Analysis of Financial Condition and Results of Operations (For the 12 month period ended December 31, 2019)
The following discussion of our financial condition and results of operations should be read in conjunction with our statutory financial statements and notes to those statements included in this Appendix. The discussion and analysis in this Appendix includes certain forward-looking statements that are subject to risks, uncertainties and other factors, as described in “Risk Factors” and elsewhere in this prospectus, that could cause our actual growth, results of operations, performance, financial position and business prospects and opportunities in 2020 and beyond to differ materially from those expressed in, or implied by, those forward-looking statements. See “Forward-Looking Statements.”
Statutory Financial Statements
The statutory financial statements of Allianz Life Insurance Company of New York as of December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, and upon the authority of said firm as experts in accounting and auditing. The principal business address of PwC is 45 South Seventh Street, Suite 3400, Minneapolis, MN.
The statutory financial statements of operations, capital and surplus and cash flow of Allianz Life Insurance Company of New York for the year ended December 31, 2017 included in this prospectus have been so included in reliance on the report of KPMG LLP, an independent auditor, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020
Appendix G

Part I

Item 11(f).
Selected Financial Data
(dollars in thousands, unless otherwise stated)
The following table sets forth the Company’s selected historical financial data. The selected financial data has been derived from the Statutory Financial Statements included elsewhere in this prospectus, and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Company’s audited Statutory Financial Statements.
These historical results are not necessarily indicative of results to be expected for any future period.

	Year ended December 31,
Selected income data	2019	2018	2017	2016	2015
Premium and annuity considerations*	$376,919	306,832	275,425	250,086	281,769
Net investment income	19,866	23,273	34,421	42,598	42,237
Ceded reinsurance reserve and expense adjustments	181	201	211	225	225
Fees from separate accounts	68,960	72,602	74,868	73,612	71,227
Other income	—	—	24	—	—
Total income	465,926	402,908	384,949	366,521	395,458
Policyholder benefits and surrenders	255,885	246,712	240,015	173,282	193,224
Change in aggregate reserves	2,503	(35,379)	4,740	(9,455)	(60,190)
General and administrative and commission	52,630	43,506	41,569	40,116	42,055
Net transfers to separate accounts	134,980	107,721	60,857	104,150	162,679
Total benefits and other expenses	445,998	362,560	347,181	308,093	337,768
Income tax (benefit) expense	(7,343)	(292)	3,333	104	11,673
Net realized capital (loss) gain	(70,095)	7,217	(39,732)	(48,008)	(11,734)
Net (loss) income	$(42,824)	47,857	(5,297)	10,316	34,283
Capital and Surplus:
Change in unrealized capital (loss) gain	$(8,937)	18,410	(21,209)	(5,276)	5,942
Other change in capital & surplus	$(649)	(15,579)	(2,565)	(1,669)	(6,661)
Net change in capital & surplus	(52,410)	50,688	(29,071)	3,371	33,564
*Includes premiums and annuity and supplementary contract considerations.

	As of December 31,
Selected balance sheet data	2019	2018	2017	2016	2015
Total cash and invested assets	$596,501	652,934	630,219	641.417	649,961
Investment income due and accrued	4,921	5,270	7,101	13.772	14,182
Other admitted assets	12,922	4,288	7,048	5.272	2,112
Separate account assets	3,232,062	2,677,964	2,752,080	2,463.583	2,277,274
Total admitted assets	3,846,406	3,340,456	3,396,448	3,124.044	2,943,529
Total policyholder liabilities	487,107	484,136	524,125	517,924	527,463
Other liabilities	(44,099)	(45,390)	(52,815)	(59,593)	(59,967)
Separate account liabilities	3,232,062	2,677,964	2,752,080	2,463,583	2,277,274
Total liabilities	3,675,070	3,116,710	3,223,390	2,921,914	2,744,770
Total capital and surplus	171,336	223,746	173,058	202,130	198,759

Selected Financial Data and Management's Discussion and Analysis

Item 11(h).
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis provides an assessment by management of the Company’s financial condition as of December 31, 2019, compared with December 31, 2018, and its results of operations for each of the three years ended December 31, 2019, 2018, 2017, respectively. The information contained herein should be read in conjunction with the financial statements, notes, exhibits and schedules in the 2019 and 2018 Annual Statement and audited Statutory Financial Statements of the Company. Amounts are presented on a non-consolidated basis in accordance with Statutory Accounting Principles (SAP).
Forward-looking Statements
This report reviews the Company’s financial condition and results of operations. Where appropriate, factors that may affect future financial performance are also identified and discussed. Certain statements made in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements include any statement that may predict, forecast, indicate or imply future results, performance or achievements instead of historical facts, and may contain words like “believe”, “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “plan”, “will”, “shall”, “may”, and other words, phrases or expressions with similar meaning. Forward-looking statements are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on forward-looking statements as a prediction of actual results. The Company undertakes no obligation to update publicly or revise any forward-looking statements.
Company Overview
The Company is a life insurance company domiciled in New York and is licensed to sell insurance products in six U.S. states and the District of Columbia. The Company offers a portfolio of individual variable-indexed and variable annuities, which are sold through licensed registered representatives contracted with a broker/dealer. The Company also maintains a legacy portfolio of individual fixed annuities, individual and group life policies, and individual and group accident and health policies, but does not actively issue new policies related to these products.
Allianz Life of New York is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life). Allianz Life is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a subsidiary of Allianz Europe, B.V.. Allianz Europe, B.V. is a wholly owned subsidiary of Allianz SE, the Company’s ultimate parent, which is incorporated in Munich, Germany.
The Company has organized its principal operations into the following segments: Individual Annuities and Other.
Individual Annuities
The Individual Annuities segment provides tax-deferred investment growth and lifetime income opportunities for our customers through fixed, fixed-indexed, variable-indexed, and variable annuities. The “fixed” and “variable” classifications describe whether we or the contractholders bear the investment risk of the assets supporting the contract. Variable annuities allow the contractholder to make deposits into various investment options and also have unique product features that allow for guaranteed minimum income benefits, guaranteed minimum accumulation benefits, guaranteed minimum death benefits, and guaranteed minimum withdrawal benefits. The variable annuity products with guaranteed minimum benefits which provide a minimum return based on their initial deposit may be increased by additional deposits, bonus amounts, or other account crediting features. The income and accumulation benefits shift a portion of the investment risk from the contractholder back to the Company. The Company's variable annuity sales strategy has shifted to variable-indexed annuity products, which combines a separate account option with a general account option that is similar to a fixed-indexed annuity. In 2019, sales of the variable-indexed annuity were higher than the prior year due to an industry shift from traditional variable products to hybrid annuities as well as the Allianz Index Advantage® New York Variable Annuity product being very competitive. Our Individual Annuity products are sold through independent distribution channels made up of registered representatives contracted with a broker dealer. As previously noted, we discontinued selling fixed annuity products and the block of business is in run-off, however, in-force volumes are material and thus reported within the Individual Annuities segment.
Other
The Other segment consists of closed blocks of Life, Long-Term Care (LTC), and Special Markets products. The Special Markets products include individual and group annuity and life products, including whole and term life insurance. Although Other products are part of the combined results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

Selected Financial Data and Management's Discussion and Analysis

Income and expense allocation
We maintain segregated investment portfolios at the subsidiary level but do not maintain segregated portfolios for each segment. All Net investment income and other Corporate income and expense activity is allocated to the segments. Assets are only monitored at the total Company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder statutory reserve levels. The results of our segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on required capital levels for each segment.
Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and its solvency under New York insurance law. The state of New York has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP). The state of New York has also adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements.
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2019, and 2018 and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
Adoption of New Financial Accounting Standards
See Note 3 – “Accounting Changes and Correction of Errors” of the Company’s audited Statutory Financial Statements in this prospectus for information related to recent accounting pronouncements.
Application of Critical Accounting Policies
Our accounting policies require management to make interpretative and valuation judgments and to make estimates based upon assumptions that affect the amounts of assets, liabilities, revenues, and expenses reported in our Statutory Financial Statements. Because the use of assumptions and estimates inherently entails uncertainty, the effects of accounting policies under different conditions could produce results that are significantly different. A discussion of the presentation of the business factors that affect critical accounting policies can be found in Note 2 of the accompanying Statutory Financial Statements and are summarized below.
Accounting for Investments
Investment valuation and presentation are determined to be in accordance with methods prescribed by the NAIC. See Note 5 and 6 of the audited Statutory Financial Statements for additional information regarding the portfolio and fair value of investments.
Aggregate Reserves for Life Policies and Annuity Contracts
See Notes 12 through 14 of the audited Statutory Financial Statements for additional information regarding our annuity and life actuarial reserves, deposit liabilities, and separate accounts.
Derivatives
See Note 2 and 5 of the audited Statutory Financial Statements for additional information regarding our derivatives and hedging instruments.
Reinsurance
See Note 9 of the audited Statutory Financial Statements for additional information regarding reinsurance agreements we have entered into to manage insurance risk as well as businesses we have exited.

Selected Financial Data and Management's Discussion and Analysis

Income Taxes
See Note 7 of the audited Statutory Financial Statements for additional information regarding income tax estimates and assumptions.
Individual Annuities and Other
Based upon the significance of the Individual Annuities segment and its overall impact on the total results of operations, we only provided variance commentary at the total company level for the year ended December 31, 2019 compared to 2018 and year ended December 31, 2018, compared to 2017.
Total Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Income:
Premium and annuity considerations*	$376,919	306,832	275,425	$70,087	22.8%	$31,407	11.4%
Net investment income	19,866	23,273	34,421	(3,407)	(14.6)	(11,148)	(32.4)
Ceded reinsurance reserve and expense adjustments	181	201	211	(20)	(10.0)	(10)	(4.7)
Fees from separate accounts	68,960	72,602	74,868	(3,642)	(5.0)	(2,266)	(3.0)
Other income	—	—	24	—	—	(24)	—
Total income	465,926	402,908	384,949	63,018	15.6	17,959	4.7
Benefits and other expenses:
Policyholder benefits and surrenders	255,885	246,712	240,015	9,173	3.7	6,697	2.8
Change in aggregate reserves	2,503	(35,379)	4,740	37,882	107.1	(40,119)	(846.4)
General and administrative and commission	52,630	43,506	41,569	9,124	21.0	1,937	4.7
Net transfers to separate accounts	134,980	107,721	60,857	27,259	25.3	46,864	77.0
Total benefits and other expenses	445,998	362,560	347,181	83,438	23.0	15,379	4.4
Pretax income (loss)	19,928	40,348	37,768	(20,420)	(50.6)	2,580	6.8
Income tax (benefit) expense	(7,343)	(292)	3,333	(7,051)	NM●	(3,625)	(108.8)
Net realized capital (loss) gain	(70,095)	7,217	(39,732)	(77,312)	NM●	46,949	118.2
Net (loss) income	$(42,824)	47,857	(5,297)	$(90,681)	(189.5)%	$53,154	NM●
Capital and Surplus:
Change in unrealized capital (loss) gain	$(8,937)	18,410	(21,209)	$(27,347)	(148.5)%	$39,619	186.8%
Other change in capital & surplus	(649)	(15,579)	(2,565)	14,930	95.8	(13,014)	(507.4)
Net change in capital & surplus	$(52,410)	50,688	(29,071)	$(103,098)	(203.4)%	$79,759	274.4%
*Includes premiums and annuity and supplementary contract considerations.
●Not meaningful.

Selected Financial Data and Management's Discussion and Analysis

Selected Operating Performance Measures

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Deposits and gross premiums written:
Individual Annuities	$371,966	298,637	264,826	$73,329	24.6%	$33,811	12.8%
Other	4,149	4,289	4,472	(140)	(3.3)	(183)	(4.1)
Total	$376,115	302,926	269,298	$73,189	24.2%	$33,628	12.5%
In-force:
Individual Annuities	$3,613,848	3,101,165	3,219,779	$512,683	16.5%	$(118,614)	(3.7)%
Other	49,947	53,361	59,398	(3.414)	(6.4)	(6,037)	(10.2)
Total	$3,663,795	3,154,526	3,279,177	$509,269	16.1%	$(124,651)	(3.8)%
Deposits and in-force amounts in the table above are for direct business. Deposits reflect amounts collected on both new and renewal business. Individual Annuities in-force represents account values of the annuity contracts for our fixed, variable, and variable-indexed annuity contracts. Other products in-force represent gross life insurance within the Life and Special Markets products. The deposits increased within Individual Annuities year over year as a result of the continued growth of variable-indexed annuity sales due to competitive product features and higher traditional variable annuity sales partially offset by the continued run off of fixed annuities. The increase of in-force in the Individual Annuities segment is primarily driven by growth of the variable-indexed annuity sales and 2019 equity market increases resulting in higher policyholder account values. Deposits and in-force within Other products continues to decline due to the run off on the closed blocks of business.
Change in Key Market Factors
Our Individual Annuities segment is impacted by various market impacts and movements which are summarized below:

	Year ended December 31,			% change
	2019	2018	2017	2019 - 2018	2018 - 2017
Stock Index
S&P 500	28.88%	(6.24)%	19.42%	35.12%	(25.66)%
NASDAQ 100	37.96%	(1.04)%	31.52%	39.00%	(32.56)%

	Year ended December 31,			Basis point (bps) change
	2019	2018	2017	2019 - 2018	2018 - 2017
Interest Rates
LIBOR 10yr	1.90%	2.71%	2.53%	(81) bps	18 bps
LIBOR 20yr	2.07%	2.83%	2.40%	(76) bps	43 bps
Year Ended December 31, 2019 Compared to Year Ended December 31, 2018
Overview
The decrease in capital and surplus was primarily driven by realized losses due to hedging impacts, an increase in change in aggregate reserves driven by higher variable-indexed premium and annuity considerations, impacts due to favorable equity market performance, and the change in Premium Deficiency Reserves (PDR) related to LTC in the Other segment. This was partially offset by favorable variable-indexed annuity premiums which is partially offset by an increase in net transfers to separate accounts both due to an increase in new premiums.
Income

•
Premium and annuity considerations: Premium and annuity considerations increased primarily due to the continued growth of the variable-indexed annuity product which was impacted by a sales promotion in 2019 and higher traditional variable annuity sales driven by market conditions in the Individual Annuities segment.

•
Net investment income: Net investment income decreased primarily due to the sale of the Company's Interest Rate Swap (IRS) portfolio in March of 2018, which caused a decline in derivative instrument income as well as negative IMR

Selected Financial Data and Management's Discussion and Analysis

amortization. In addition, there was a decrease in average invested assets backing policyholder liabilities as a result of the continued run-off of the Company's fixed annuity block of business.

•
Fees from separate accounts: Fees from separate accounts decreased primarily due to lower M&E and benefit rider income from the effects of negative equity markets in late 2018, which resulted in lower average traditional variable annuity Separate Account assets in 2019. The decrease was also impacted by higher variable annuity surrenders.

Benefits and Other Expenses

•
Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to an increase in variable surrender benefits driven by policyholder activity. This was partially offset by lower fixed surrenders.

•
Change in aggregate reserves: Change in aggregate reserves was driven by higher variable-indexed premium and annuity considerations and an increase in premium deficiency reserves related to the LTC line of business which is supported by the gross premium valuation which is conducted annually. This is partially offset by fixed annuity reserve decreases due to the continued run-off of the closed block of business.

•	General and administrative and commission: General and administrative and commission increased primarily due to higher variable indexed-annuity commissions as a result of an increase in production.

•	Net transfers to separate accounts: Net transfers to separate accounts increase is driven by new premium and policyholder withdrawals, and increased due to higher separate account premium.

•	Income tax (benefit) expense: The higher income tax benefit in 2019 as compared to 2018 was driven by the timing of the increase in hedging losses.

•	Net realized capital (loss) gain: Net realized capital losses are driven by negative hedging results in our Individual Annuities segment due to increasing equity markets.
Capital and Surplus

•	Change in unrealized capital (loss) gain: Unrealized capital losses are primarily due to negative hedging results in our Individual Annuities segment due to increasing equity markets.

•
Other change in capital and surplus: Other change in capital and surplus increased to due change in nonadmitted assets driven by negative IMR and a change in accounting principle in 2018. This was partially offset by an increase in net deferred income taxes as a result of hedging losses due to favorable equity market impacts.

Year Ended December 31, 2018 Compared to Year Ended December 31, 2017
Overview
The increase in capital and surplus was primarily driven by increases in variable annuity premiums and favorable realized gains. This was partially offset by a decrease in net investment income, an increase in aggregate reserves, and an increase in surrender payments.
Income

•
Premium and annuity considerations: Premium and annuity considerations increased primarily due to higher traditional variable annuity sales and continued growth of the variable-indexed annuity product driven by market conditions in the Individual Annuities segment.

•
Net investment income: Net investment income decreased primarily due to a decrease in interest rate swap (IRS) derivative income due to the sale of the Company's IRS portfolio in March 2018 and lower bond income due to a decrease in average invested assets backing policyholder liabilities as a result of the continued run-off of the Company's fixed annuity block of business.

•
Fees from separate accounts: Fees from separate accounts decreased primarily due to a decrease in M&E and benefit rider income due to negative equity markets which resulted in lower Separate Account assets and higher variable annuity surrenders.

Benefits and Other Expenses

•	Policyholder benefits and surrenders: Policyholder benefits and surrenders increased primarily due to higher variable annuity surrenders.

Selected Financial Data and Management's Discussion and Analysis

•	Change in aggregate reserves: Change in aggregate reserves decreased primarily due to the run off of the fixed block of business.

•	General and administrative and commission: General and administrative and commission increased primarily due to higher variable indexed-annuity commissions as a result of an increase in production.

•	Net transfers to separate accounts: Net transfers to separate accounts is driven by new premium and policyholder withdrawals, and increased due to higher separate account premium.

•	Income tax expense (benefit): There is an income tax benefit in 2018, as compared to income tax expense in 2017. The benefit is driven by timing of hedging losses.

•	Net realized capital gain (loss): Net realized capital gains are driven by positive hedging results in our Individual Annuities segment due to declining equity markets.
Capital and Surplus

•	Change in unrealized capital gain (loss): Unrealized capital gains are primarily due to positive hedging results in our Individual Annuities segment due to declining equity markets.

•
Other change in capital and surplus: Other change in capital and surplus is primarily due to an increase in nonadmitted assets as a result of nonadmitted negative IMR due to the sale of the Company's IRS portfolio. This was partially offset by net impacts due to changes in accounting principles related to reserve calculations within our Individual Annuities segment.

Selected Financial Data and Management's Discussion and Analysis

The following tables provide the results of operations for the Individual Annuities and Other segments:
Individual Annuities
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Income:
Premium and annuity considerations*	$373,869	303,753	272,214	$70,116	23.1%	$31,539	11.6%
Net investment income	16,813	20,651	31,845	(3,838)	(18.6)	(11,194)	(35.2)
Fees from separate accounts	68,960	72,602	74,868	(3,642)	(5.0)	(2,266)	(3.0)
Other income	—	—	24	—	—	(24)	—
Total income	459,642	397,006	378,951	62,636	15.8	18,055	4.8
Benefits and other expenses:
Policyholder benefits and surrenders	254,424	245,151	238,550	9,273	3.8	6,601	2.8
Change in aggregate reserves	(16,098)	(41,622)	(1,426)	25,524	61.3	(40,196)	NM●
General and administrative and commission	51,799	42,982	40,599	8,817	20.5	2,383	5.9
Net transfers to separate accounts	134,980	107,721	60,857	27,259	25.3	46,864	77.0
Total benefits and other expenses	425,105	354,232	338,580	70,873	20.0	15,652	4.6
Pretax income (loss)	34,537	42,774	40,371	(8,237)	(19.3)	2,403	6.0
Income tax (benefit) expense	(12,727)	(309)	3,563	(12,418)	NM●	(3,872)	(108.7)
Net realized capital (loss) gain	(70,099)	1,593	(37,599)	(71,692)	NM●	39,192	104.2
Net (loss) income	$(22,835)	44,676	(791)	$(67,511)	(151.1)%	$45,467	NM●
Capital and Surplus:
Change in unrealized capital (loss) gain	$(9,089)	19,051	(22,087)	$(28,140)	(147.7)%	$41,138	186.3%
Other change in capital & surplus	(629)	(13,134)	(1,759)	12,505	95.2	(11,375)	(646.7)
Net change in capital & surplus	$(32,553)	$50,593	$(24,637)	$(83,146)	(164.3)%	$75,230	305.4%
*Includes premiums and annuity and supplementary contract considerations.
●Not meaningful

Selected Financial Data and Management's Discussion and Analysis

Other
Segment Results of Operations

	Year ended December 31,			Increase (decrease) and % change		Increase (decrease) and % change
	2019	2018	2017	2019 - 2018		2018 - 2017
Income:
Premium and annuity considerations	$3,050	3,079	3,211	$(29)	(0.9)%	$(132)	(4.1)%
Net investment income	3,053	2,622	2,576	431	16.4	46	1.8
Ceded reinsurance reserve and expense adjustments	181	201	211	(20)	(10.0)	(10)	(4.7)
Total income	6,284	5,902	5,998	382	6.5	(96)	(1.6)
Benefits and other expenses:
Policyholder benefits and surrenders	1,462	1,561	1,465	(99)	(6.3)	96	6.6
Change in aggregate reserves	18,601	6,243	6,166	12,358	197.9	77	1.2
General and administrative and commission	830	524	970	306	58.4	(446)	(46.0)
Total benefits and other expenses	20,893	8,328	8,601	12,565	150.9	(273)	(3.2)
Pretax (loss) income	(14,609)	(2,426)	(2,603)	(12,565)	(517.9)	177	6.8
Income tax expense (benefit)	5,384	17	(230)	5,367	NM●	247	NM●
Net realized capital gain (loss)	4	5,624	(2,133)	(5,620)	(99.9)	7,757	NM●
Net (loss) income	$(19,989)	3,181	(4,506)	$(23,170)	(728.4)%	$7,687	170.6%
Capital and Surplus:
Change in unrealized capital gain (loss)	$152	(641)	878	$793	123.7%	$(1,519)	(173.0)%
Other change in capital & surplus	(20)	(2,445)	(806)	2,425	99.2	(1,639)	(203.3)
Net change in capital & surplus	$(19,857)	95	(4,434)	$(19,952)	NM●	$4,529	102.1%
●Not meaningful
Financial Condition
Investment Strategy
Our investment strategy focuses on diversification by asset class. We seek to achieve economic diversification, while reducing overall credit and liquidity risks. We attempt to mitigate these credit and liquidity risks by adhering to investment policies that provide portfolio diversification on an asset class, creditor, and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. We also consider all relevant objective information available in estimating the cash flows related to structured securities. We actively monitor and manage exposures, and determine whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by our risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management. We also have an asset-liability management strategy to align cash flows and duration of the investment portfolio with contractholder liability cash flows and duration.

Selected Financial Data and Management's Discussion and Analysis

The following table presents the investment portfolio at December 31:

	2019		2018
	Carrying Value	% of total	Carrying Value	% of total
Bonds	$554,866	93.0%	$603,762	92.5%
Cash and cash equivalents	41,013	6.9	47,639	7.3
Policy loans	329	0.1	360	0.1
Derivative assets	283	—	190	(0.1)
Receivables for securities	10	0.0	983	0.2
Total cash and invested assets	$596,501	100.0%	$652,934	100.0%
Bonds
Refer to Note 5 of the audited Statutory Financial Statements for information regarding the nature of our portfolio of bonds. The tables below set forth the NAIC Securities Valuation Office ("SVO") quality ratings for the Companies bond portfolio at December 31, 2019 and 2018.

	2019
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$377,821	63.8%	$357,536	64.4%
2	211,076	35.6	194,083	35.0
Investment grade	588,897	99.4	551,619	99.4
3	2,748	0.5	2,717	0.5
4	551	0.1	530	0.1
5	—	—	—	—
6	—	—	—	—
Below investment grade	3,299	0.6	3,247	0.6
Total	$592,196	100.0%	$554,866	100.0%

	2018
NAIC Classes	Fair Value	% of Total	Amortized Cost	% of Total
1	$407,150	67.4%	$405,037	67.1%
2	192,268	31.8	193,667	32.1
Investment grade	599,418	99.2	598,704	99.2
3	3,758	0.6	4,034	0.6
4	440	0.1	533	0.1
5	491	0.1	491	0.1
6	—	—	—	—
Below investment grade	4,689	0.8	5,058	0.8
Total	$604,107	100.0%	$603,762	100.0%

Selected Financial Data and Management's Discussion and Analysis

Commercial Mortgage-backed and Other Asset-backed Securities
Commercial mortgage-backed securities (CMBS) represent pools of commercial mortgages that are broadly diversified across property types and geographical areas. The following table summarizes our exposure to CMBS holdings by NAIC classes and vintage year as of December 31:

	2019
NAIC Classes	% of total CMBS				Vintage
1	$90,511	100.0%		2019	$1,542	1.7%
2	—	—		2018	8,121	9.0
3	—	—	1	2017	11,629	12.8
4	—	—		2016	19,100	21.1
5	—	—		2015 and prior	50,119	55.4
6	—	—			$90,511	100.0%
	$90,511	100.0%

	2018
NAIC Classes	% of total CMBS			Vintage
1	$91,109	100.0%	2018	$8,134	9.0%
2	—	—	2017	11,646	12.8
3	—	—	2016	19,136	21.0
4	—	—	2015	41,132	45.1
5	—	—	2014 and prior	11,061	12.1
6	—	—		$91,109	100.0%
	$91,109	100.0%
Asset backed security (ABS) holdings consist primarily of aircraft leases, credit card receivables and other asset-backed securities that meet specific criteria, such as credit quality, insurance requirements, or limits on these types of investments.
The following table summarizes our exposure to other ABS holdings by NAIC classes and vintage year as of December 31:

	2019
NAIC Classes	% of total other ABS			Vintage
1	$667	100.0%	2019	$—	—%
2	—	—	2018	—	—
3	—	—	2017	—	—
4	—	—	2016	—	—
5	—	—	2015 and prior	667	100.0
6	—	—		$667	100.0%
	$667	100.0%

	2018
NAIC Classes	% of total other ABS			Vintage
1	$2,529	100.0%	2018	$—	—%
2	—	—	2017	—	—
3	—	—	2016	—	—
4	—	—	2015	—	—
5	—	—	2014 and prior	2,529	100.0
6	—	—		$2,529	100.0%
	$2,529	100.0%

Selected Financial Data and Management's Discussion and Analysis

Unrealized investment losses of bonds, for investment grade (NAIC classes 1-2) and below investment grade (NAIC classes 3-6) securities by duration are as follows at December 31:

	2019
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below fair value	$80	90.9%	$—	0.0%
More than twelve months below fair value	—	—	8	9.1
Total	$80	90.9%	$8	9.1%

	2018
	Investment Grade	% of Total	Below Investment Grade	% of Total
Twelve months or less below fair value	$5,716	56.1%	$95	0.9%
More than twelve months below fair value	4,108	40.3	278	2.7
Total	$9,824	96.4%	$373	3.6%
See Note 5 of the audited Statutory Financial Statements for additional disclosures in regards to unrealized investment losses of bonds, December 31.
Other-than-temporary impairments, by market sector, for impairments included in the Statements of Operations, were as follows at December 31:

	2019		2018
	Impairment	No. of Securities	Impairment	No. of Securities
Corporate securities	$48	1	$363	4
Refer to Note 6 of the audited Statutory Financial Statements for information regarding the fair value and fair value hierarchy level of our financial instruments.
Liquidity and Capital Resources
Overview
The Company’s liquidity requirements are generally met through funds provided by investment income, receipt of insurance premiums, M&E fees and benefit rider income, and maturities and sales of investments.
The Company does not utilize the capital markets as a source of capital. Should the need for capital arise, the Company may utilize its parent, Allianz Life, as an alternative source of funding. The Company has a line of credit agreement with its parent, Allianz Life, to provide liquidity to the Company, as needed. The Company’s borrowing capacity under the agreement is limited to 5% of the Company’s general account admitted assets as of the preceding year end. As of December 31, 2019 and 2018, there are no amounts outstanding under the line of credit agreement and no amounts have been borrowed during the years ended December 31, 2019 and 2018. In addition, if capital infusions are deemed necessary, the Company obtains prior approval by the Department, as appropriate.
The primary uses of funds are policy benefits, commissions, other product-related acquisition costs, investment purchases, and operating expenses. The Company routinely reviews its sources and uses of funds in order to meet its ongoing obligations.
Financial Ratings and Strength
We received the following financial strength ratings as of December 31, 2019:

•	AM Best A+ (Superior)

•	S&P AA (Very Strong)
The financial strength ratings are influenced by many factors including the operating and financial performance, asset quality, liquidity, asset/liability management, overall portfolio mix, financial leverage, and exposure to risks.

Selected Financial Data and Management's Discussion and Analysis

Cash Flows
The cash flows of the Company for the years ended December 31, 2019, 2018, and 2017 are summarized in the condensed table below:

	Year ended December 31,
	2019	2018	2017
Net cash provided by operating activities	$28,664	38,823	53,321
Net cash used in investing activities	(32,994)	(12,245)	(83,623)
Net cash (used in) provided by financing and miscellaneous activities	(2,296)	2,316	(602)
Net (decrease) increase in cash and cash equivalents	$(6,626)	28,894	(30,904)
We have the funds necessary to meet capital requirements in the state of New York and to support our operations.
The decrease in net cash provided by operating activities in 2019 compared to 2018 is primarily due to higher commissions, an increase in surrenders and annuity benefits, and lower net investment income. This was partially offset by a decrease in income taxes paid and an increase in premiums. The decrease in net cash provided by operating activities in 2018 compared to 2017 is primarily due to an increase in surrenders, lower net investment income, and an increase in income taxes paid. This was partially offset by an increase in premiums.
The increase in cash flow used in investing activities in 2019 compared to 2018 was primarily driven by derivative cash impacts and partially offset by the net increase in bond purchases. The decrease in cash flow used in investing activities in 2018 compared to 2017 was primarily driven by a net decrease in bond purchases and derivative cash impacts.
The decrease in cash provided by financing activities in 2019 compared to 2018 is primarily due to the change in payable from parent. The increase in cash provided by financing activities in 2018 compared to 2017 is primarily due to the change in payable from parent.
Risk-Based Capital
See Note 15 of the audited Statutory Financial Statements for information regarding the Risk-Based Capital (RBC). The Company's RBC ratio significantly exceeds required minimum thresholds as of December 31, 2019 and 2018.
Statutory Surplus and Dividends
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2019 and 2018 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $17,134 can be paid in 2020 without the approval of the Department. The Company paid no dividends and received no capital contributions in 2019, 2018 or 2017.
Commitments
The following table summarizes certain contractual obligations and the Company’s expected commitments based on policyholder behavior assumptions by period as of December 31, 2019:

		In 1 year	After 1 year	After 3 years	After
	Total	or less	up to 3 years	up to 5 years	5 Years
Payments due
Policyholder liabilities	$750,796	66,118	108,569	80,425	495,684
Operating leases	61	24	37	—	—
Total payments due	$750,857	66,142	108,606	80,425	495,684

Selected Financial Data and Management's Discussion and Analysis

Policyholder liabilities include estimated claim and benefit, policy surrender and commission obligations offset by expected future deposits and premiums on in-force insurance policies and investment contracts in the Individual Annuities and Other segments. We have excluded the separate account liabilities as these obligations are legally insulated from general account obligations and will be fully funded by cash flows from separate account assets. The obligations have not been discounted to present value. Estimated claim and benefit obligations are based upon mortality, morbidity and lapse assumptions comparable to historical experience. The results are based on assuming market growth and interest crediting consistent with other valuation assumptions. In contrast to this table, the majority of our obligations are recorded on the Balance Sheets at current account values or other prescribed measurements that are not directly related to liability cash flows. These obligations do not incorporate an expectation on future market growth, interest crediting, or future deposits. Therefore, due to the significance of the assumptions used, the amounts presented could materially differ from actual results. Operating leases include non-cancelable obligations on certain office space and equipment.
Contingencies
The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of any such known litigation will not have a material adverse effect on the Company’s financial position.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet transactions, arrangements or other relationships that management believes would be reasonably likely to have a material effect on the Company’s liquidity or the requirements for capital resources.
The Company utilizes exchange-traded futures to economically hedge certain product liabilities. Under this kind of transaction, the Company agrees to purchase a specified number of contracts and settles the variation margin with the counterparty on a daily basis in an amount equal to the change in the market value of the underlying contracts from the close of the previous trading day. The parties with whom the Company enters into the exchange-traded futures contracts are regulated futures commission’s merchants who are members of a trading exchange.
The Company is exposed to credit-related losses in the event of non-performance by counterparties under the terms of the futures contracts. The Company minimizes counterparty credit risk by establishing relationships only with counterparties rated BBB+ and higher. Given the credit ratings of the counterparties with which the Company transacts, the Company does not expect any counterparties to fail to meet their obligations. The Company has also executed Credit Support Annex (CSA) agreements with all active counterparties and requires a CSA from all new counterparties added to the Company’s counterparty pool. The CSA agreements further limit the Company’s counterparty credit risk by requiring the counterparty to post collateral to a segregated custodial account based on the net exposure to the Company.
As the Company’s futures transactions are executed through a regulated exchange, positions are marked-to-market and settled on a daily basis, and collateral is posted prior to execution of a transaction. The Company has minimal exposure to credit-related losses in the event of non-performance. The Company is required to post collateral for any futures, options and swap contracts that are executed. The amount of collateral required is determined by the exchange on which the contract is traded. For 2019 and 2018, the Company posted U.S. Treasuries to satisfy this collateral requirement.

Selected Financial Data and Management's Discussion and Analysis

Item 11(j).
Quantitative and Qualitative Disclosures about Market Risk
Market risk is the risk of the loss of fair value resulting from adverse changes in market rates and prices, such as interest rates and equity prices. Market risk is directly influenced by the volatility and liquidity in the markets in which the related underlying financial instruments are traded. Reference Note 4 of the audited Statutory Financial Statements for additional details on how we mitigate our market exposure risk and our overall risk management practices.
Sensitivity Analysis
To assess the impact of changes in interest rate and equity markets, we perform sensitivity tests. Sensitivity tests measure the instantaneous impact of a single hypothetical interest rate or equity price change on our post-tax income, or fair value of an asset or liability, while holding all other rates or prices constant. To assess interest rate risk, we perform a sensitivity test which instantaneously shocks interest rates across all maturities by a hypothetical 50 basis points (bps). To assess equity risk, we perform a sensitivity test which instantaneously shocks all equity prices by a hypothetical 15%.
Interest Rate Risk
One means of assessing exposure to interest rate changes is to measure the potential change in the statutory value of an asset due to a hypothetical change in interest rates of 50 bps across all maturities. We noted that under this model, with all other factors remaining constant, a 50 bps increase in interest rates would cause our post-tax income to decrease by $183 as of December 31, 2019.
We also examined the impact on after tax income due to a hypothetical decrease in interest rates of 50 bps across all maturities. Under this model, with all other factors being constant, we estimated that such a decline would cause our post-tax income to increase by $97 as of December 31, 2019. Note that the impacts referenced reflect the net of economic hedge impact and does not include economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.
Equity Market Risk
One means of assessing exposure to changes in equity market prices is to estimate the potential changes in post-tax income from a hypothetical change in equity market prices of 15%. Under this model, with all other factors constant, we estimated that a decrease in equity market prices would cause our post-tax income to increase by $26,652, while an increase in equity market prices would cause our post-tax income to decrease by $19,907 based on our equity exposure as of December 31, 2019. Note that the impacts referenced reflect the net of economic hedge impact and does not include economic impact related to our fixed-income investment portfolio or economic changes in reserve calculations.

Selected Financial Data and Management's Discussion and Analysis

For Service or More Information
You can review and copy information about us, the Separate Account, the prospectus and the Form N-4 SAI at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling (202) 551-8090.
The SEC also maintains a website (www.sec.gov). The prospectus, the Form N-4 SAI and other information about the Contract are available on the EDGAR database on the SEC’s website. If you do not have access to the website, you can get copies of information from the website upon payment of a duplication fee by writing to:
Public Reference Section of the Commission
100 F Street, NE
Washington, DC 20549
Our Service Center
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your allocation instructions, etc.) please contact our Service Center at (800) 624-0197.
To send an application, a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
Send an application or additional Purchase Payment with a check:	Send an application or general customer service without a check:
REGULAR MAIL	REGULAR MAIL
Allianz Life Insurance Company of New York NW5990 P.O. Box 1450 Minneapolis, MN 55485-5990	Allianz Life Insurance Company of New York P. O. Box 561 Minneapolis, MN 55440-0561

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL	OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of New York NW5990 1801 Parkview Drive Shoreview, MN 55126	Allianz Life Insurance Company of New York 5701 Golden Hills Drive Golden Valley, MN 55416-1297

Checks sent to the wrong address for applications or additional Purchase Payments are forwarded to the 1801 Parkview Drive address listed above, which may delay processing.
For general customer service by email, please use this address: Contact.Us@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: www.allianzlife.com/new-york. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
Until May 1, 2021, all dealers that effect transactions in these securities may be required to deliver a prospectus.

Allianz Index Advantage® New York Variable Annuity Prospectus – May 1, 2020

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION
ALLIANZ Index Advantage® New York VARIABLE ANNUITY
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE AND INDEX-LINKED DEFERRED ANNUITY CONTRACT
Issued by
Allianz Life® of NY Variable Account C (the Separate Account) and
Allianz Life Insurance Company of New York (Allianz Life of New York, we, us, our)
This Statement of Additional Information (SAI) is incorporated by reference into the prospectus that has been filed as Part A of the Registration Statement. This SAI should be read in conjunction with the prospectus. Definitions of capitalized terms can be found in the glossary of the prospectus. The prospectus is incorporated in this SAI by reference.
The prospectus for the Contract concisely sets forth information that a prospective investor ought to know before investing. For a copy of the Contract’s prospectus, call or write us at:
Allianz Life Insurance Company of New York
P. O. Box 561
Minneapolis, MN 55440-0561
(800) 624-0197
Dated: May 1, 2020
IANYSAI-0520

Allianz Index Advantage® New York Statement of Additional Information – May 1, 2020
 2

Allianz Life as Custodian
Allianz Life of New York does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life of New York in effect acts as self-custodian for the non-certificated shares we own through the Separate Account.

Legal Opinions
Stewart D. Gregg, Senior Securities Counsel of Allianz Life of New York, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, acts as the distributor of the contracts.
ALFS sells annuity contracts issued by Allianz Life of New York primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 670 retail broker/dealers to sell its contracts.
We pay commissions for Contract sales. ALFS passes through most of the commissions it receives to the selling firms. ALFS received commissions for contracts issued under Allianz Life of NY Variable Account C in the following amounts during the last three calendar years:
Calendar Year	Aggregate Amount of Commissions Paid to ALFS	Aggregate Amount of Commissions Retained by ALFS After Payments to Selling Firms
2017	$22,711,438.36	$0
2018	$24,154,779.30	$0
2019	$27,988,133.70	$0
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 57 broker-dealer firms and 1 Insurance Agency. These payments vary in amount. In 2019, the five firms receiving the largest payments, ranging from $813,265.66 to $8,093,011.32, are listed below. In addition, ALFS may make marketing support payments to investment advisory firms marketing the Contract.
Firm Name
LPL Financial
Wells Fargo Advisors – Wealth (ISG)
Wells Fargo Advisors (PCG)
Royal Alliance
Woodbury Financial Services, Inc.

Administrative Service Fees
Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 11, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2017	$1,621,903
2018	$1,450,101
2019	$1,548,030

Allianz Index Advantage® New York Statement of Additional Information – May 1, 2020
 3

Federal Tax Status
NOTE: The following description is based upon our understanding of current federal income tax law applicable to annuities in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Annuity Contracts in General
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Internal Revenue Code (Code) for annuities.
These rules generally provide that you will not be taxed on any earnings on the money held in your annuity until you take the money out. This is called tax deferral. There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified (see the following discussion in this section).
If you do not purchase the Contract under a tax qualified retirement plan, the Contract is referred to as a Non-Qualified Contract.
Taxation of Annuities in General
Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until distribution occurs, either in the form of withdrawals or as Annuity Payments. For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis. The taxable portion of the withdrawal or annuity payment is taxed at ordinary income tax rates. For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract’s cost basis). For a full withdrawal, the amount received that exceeds the Contract’s cost basis is taxable. Withdrawals, whether partial or full, and annuity payments may also be subject to an additional federal tax equal to 10% of the taxable amount.
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any period certain or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable. The taxable portion of an Annuity Payment is taxed at ordinary income tax rates. Generally, Annuity Payments from Qualified Contracts are fully taxable. Annuity Payments that are qualified distributions from Roth IRAs are income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us, and its operations form a part of Allianz Life of New York.
Qualified Contracts
If you purchase the Contract as an IRA, Roth IRA or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to special rules under the Code. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for an IRA or qualified retirement plan. You should consult your tax adviser regarding these features and benefits before purchasing a Qualified Contract.

Allianz Index Advantage® New York Statement of Additional Information – May 1, 2020
 4

Types of Qualified Contracts
We may issue the following types of Qualified Contracts.
•	IRA. Section 408 of the Code permits eligible individuals to maintain IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified retirement plans that are “rolled over” on a tax-deferred basis into an IRA. Purchasers of a Contract for use with IRAs have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase.
•	Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash or as a rollover or transfer from another Roth IRA.
Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
Distributions from a Roth IRA generally are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1⁄2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to ordinary income tax and the 10% additional federal tax for early withdrawal. Please be aware that each Roth IRA conversion has its own five year holding period requirement.
•	Inherited IRA. The Code permits beneficiaries of investments that were issued under certain tax-qualified pension or retirement plans to directly transfer the death benefit from that investment into a variable annuity contract (Inherited IRA or Inherited Roth IRA Contract). Inherited IRA Contracts must satisfy the required minimum distribution rules that apply to a beneficiary.
Since you are the beneficiary of the previously held tax-qualified arrangement, you will become the Owner of the new Inherited IRA Contract. The ownership of this Contract must also reflect the name of the deceased previous owner. The purpose of the Inherited IRA Contract is to allow the Owner to change the funding vehicle and receive RMD payments instead of receiving a lump sum death benefit payment.
For a nonspouse beneficiary, the death benefit proceeds must be directly transferred into this Contract; they cannot be received by the nonspouse beneficiary and then applied to this Contract. A spouse beneficiary may receive the death benefit proceeds and then roll the funds into an Inherited IRA Contract within 60 days of receiving the proceeds. A beneficiary can apply the death benefit proceeds from multiple tax-qualified investments that were owned by the same decedent to the purchase of an Inherited IRA Contract. We will not accept any other forms of Purchase Payment on an Inherited IRA Contract. Once an Inherited IRA Contract is established, no further Purchase Payments can be made.
We do not allow any optional benefit that would provide guaranteed income for life or for a period longer than the Owner’s life expectancy to be added to an Inherited IRA Contract.
•	Simplified Employee Pension (SEP) IRA. Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. However, the Code places limitations and restrictions on all plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. Participant loans are not allowed under the Contracts purchased in connection with these plans.

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If the Contract is an investment for assets of a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory or plan trustee for the plan must make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the qualified plan instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.
Purchasers of Contracts for use with pension or profit-sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment. We may choose not to allow pension or profit-sharing plans to purchase this Contract.
Purchasing a Qualified Contract
The Contract is designed to be used under various types of qualified plans. Because of the minimum Purchase Payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Contract varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The tax rules regarding qualified plans are very complex and have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice before purchasing a Contract issued under a qualified plan.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by us in connection with qualified plans may utilize annuity tables that do not differentiate on the basis of sex.
Generally, Contracts issued pursuant to qualified plans are not transferable except upon withdrawal or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to withdrawals from Qualified Contracts.
Distributions – Qualified Contracts
Distributions from Qualified Contracts are subject to ordinary income tax. Special rules may apply to withdrawals from certain types of Qualified Contracts, including Roth IRAs. You should consult with your qualified plan sponsor and tax adviser to determine how these rules affect the distribution of your benefits.

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Section 72(t) of the Code provides that any amount received under a Qualified Contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for:
1)	distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1⁄2;
2)	distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)	distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)	distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)	distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)	distributions made on account of an IRS levy upon the Qualified Contract;
7)	distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)	distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)	distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);
11)	distributions made to a reservist called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period; and
12)	distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000).
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1⁄2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. You should obtain competent tax advice before you take any partial withdrawals from your Contract. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
For 2020 only, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, permits corona-virus related distributions from Qualified Cntracts and IRAs up to an aggregate amount of $100,000. This type of distribution is an exception to the 10% federal additional tax. To qualify for the distribution, generally you, your spouse, or dependent must have been diagnosed with the virus, or you were affected economically in certain ways because of the virus. The tax associated with the distributions may be paid ratably over three years, beginning with the 2020 tax year. The CARES Act also allows you to recontribute the amount you withdrew to an eligible retirement plan (to which you can make a rollover contribution) in one or more payments within three years.
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime. For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which you attain age 72 (or age 70  1⁄2 if you reached this age prior to January 1, 2020). Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach age 72 (or age 70  1⁄2 if you reached this age prior to January 1, 2020) or retire. The CARES Act also waived RMD for 2020. There is also no RMD required for an individual who reached age 70  1⁄2 in 2019 and did not have the RMD distributed in 2019.
Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 50% additional

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federal tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed.
Inherited IRA Contracts. The Setting Every Community Up for Retirement (SECURE) Act (contained within the Further Consolidated Appropriations Act enacted December 20, 2019) made significant changes to the payment options available to beneficiaries of IRA owners who die on or after January 1, 2020. With some exceptions, these IRA beneficiaries must receive their entire death benefit by December 31 following the tenth anniversary of the IRA owner’s death.
The payments options for beneficiaries of IRA contracts differ depending on several factors, including whether a beneficiary is an Eligible Designated Beneficiary (EDB). An EDB includes any beneficiary of the deceased IRA owner who at time of death is: 1) the surviving spouse, 2) not more than ten years younger than the IRA owner, 3) a minor child of the IRA owner, 4) chronically ill, or 5) disabled. EDB status is determined at the IRA owner’s death.
If you are an EDB, then you can begin RMD payments based on your single life expectancy (“stretch payments”) in the year following the deceased owner’s death. You must begin to receive these RMD payments by December 31 of the year following the deceased owner’s death (but see the exception for a spouse beneficiary below). If you are an EDB that elected to receive payments over your life expectancy, once you die, then your beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of your death.
For a minor child beneficiary, the payments based on life expectancy may continue only until the minor child reaches the age of majority. The minor child beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of reaching the age of majority.
If you were the spouse beneficiary of the deceased owner’s IRA contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 72. Alternatively, if the deceased owner had already reached the date at which he/she was required to begin receiving RMD payments, you must begin to receive these RMD payments by December 31 of the year following the deceased owner’s death.
If you are a designated beneficiary (generally an individual), but are not an EDB, the entire death benefit must be distributed by December 31 after the tenth anniversary of the IRA owner’s death. If you die before the end of the ten year period and the entire death benefit has not been distributed, your beneficiary must receive the entire death benefit by the same date you would have been required to receive the death benefit.
If the beneficiary of the IRA is a trust, current Treasury Regulations provide “see-through” treatment for trusts that meet certain requirements. If such treatment applies, the beneficiary of the trust, rather than the trust itself will be treated as having been designated as beneficiaries of the IRA for purposes of determining the distribution period for RMD payments. Due to the changes made by SECURE, there is uncertainty regarding which distribution options are available when a trust is the beneficiary of an IRA. Clarification of situations involving trust beneficiaries is expected to be provided when the Treasury Department releases applicable regulations. Individuals are encouraged to seek guidance from their own tax professional or legal counsel to determine how these new rules apply to their particular situation.
If the IRA beneficiary is not a “designated beneficiary” (e.g., beneficiary is an estate, charity, or a trust that does not meet the requirements for “see-through” treatment), then the payment options are unchanged by the SECURE Act. If the IRA owner had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then these IRA beneficiaries must receive their entire death benefit by December 31 following the fifth anniversary of the IRA owner’s death. Alternatively, if the deceased owner had already reached the date at which he/she was required to begin receiving RMD payments, these IRA beneficiaries can begin RMD payments based on the single life expectancy of the owner in the year of the deceased owner’s death, reduced by one. These beneficiaries must begin to receive these RMD payments by December 31 of the year following the deceased owner’s death.
The SECURE Act impacts situations when the IRA owner died before January 1, 2020 and the beneficiary had elected stretch payments. In this situation, the stretch payments can continue to the beneficiary, but once that beneficiary dies, the successor beneficiary must receive any remaining death benefit by December 31 following the tenth anniversary of the original beneficiary’s death.

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The SECURE Act may limit the annuitization options that a beneficiary may elect at the IRA owner’s death to comply with the new death benefit payment rules. Also, if an IRA owner elected an annuitization option and then dies, action may be needed by the beneficiary if any remaining annuity payments do not comply with the new death benefit payment rules for a beneficiary.
Distributions – Non-Qualified Contracts
You, as an individual Owner, generally will not be taxed on increases in the value of the Contract until an actual or deemed distribution occurs – either as a withdrawal or as Annuity Payments.
Section 72 of the Code governs treatment of distributions. When a withdrawal from a Non-Qualified Contract occurs, the amount received will generally be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over your investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a full withdrawal under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds your investment in the Contract.
If you annuitize the Contract, different rules apply. Periodic installments (for example, Annuity Payments) scheduled to be received at regular intervals (for example, monthly) after you annuitize the Contract should be treated as annuity payments (and not withdrawals) for tax purposes. A portion of each Annuity Payment may be treated as a partial return of your Purchase Payment and will not be taxed. The remaining portion of the payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which we expect to make the payments. Once we have paid your total Purchase Payment(s), the entire Annuity Payment is taxable as ordinary income.
Section 72 of the Code further provides that any amount received under an annuity contract, which is included in income, may be subject to an additional federal tax. The amount of the additional federal tax is equal to 10% of the amount that is included in income. Some distributions will be exempt from the additional federal tax. There is an exception to this 10% additional federal tax for amounts:
1)	paid on or after you reach age 59 1⁄2;
2)	paid after you die;
3)	paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)	paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)	paid as annuity payments under an immediate annuity; or
6)	that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Required Distributions
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death. These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers

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to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Other rules may apply to Qualified Contracts.
Diversification
Code Section 817(h) and accompanying Treasury Department Regulations imposes diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax each year with respect to Contract earnings accrued. We intend that all variable investment options be managed by the investment advisers so that they comply with these diversification standards.
Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among the Variable Options have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
Contracts Owned by Non-Individuals
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and Contract earnings may be taxed as ordinary income every year.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The preceding discussion provides general information regarding federal income tax consequences to Owners that are U.S. citizens or residents. Owners that are not U.S. citizens or residents are generally subject to 30% federal withholding tax on distributions, unless a lower treaty rate applies. In addition, Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Owners’ country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase. We currently do not issue Contracts to nonresident aliens or foreign entities (such as corporations and trusts).
Income Tax Withholding
Any part of a distribution that is included in the Owner’s gross income is subject to federal income tax withholding. Generally, we withhold amounts from periodic payments at the same rate as wages, and we withhold 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
•	a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
•	required minimum distributions; or
•	any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
•	hardship withdrawals.

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Participants should consult a tax adviser regarding withholding requirements.
Multiple Contracts
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before purchasing more than one Non-Qualified Contract in any calendar year period.
Partial 1035 Exchanges
Code Section 1035 provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract (as opposed to a partial exchange) would be accorded tax-free status. IRS guidance however, confirmed that the direct transfer of a part of an annuity contract into another annuity contract can qualify as a non-taxable exchange. IRS guidance provides that this direct transfer can go into an existing annuity contract as well as a new annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. Therefore, Owners should consult their own tax advisers before partial exchanging an annuity contract.
Assignments, Pledges and Gratuitous Transfers
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal.
The Contract will not qualify for tax deferral while the assignment or pledge is effective.
Qualified Contracts generally cannot be assigned or pledged. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than their spouse (or to a former spouse incidental to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis at the time of transfer and for each subsequent year until the assignment is released. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income.
The transfer or assignment of Contract ownership, the designation of an Annuitant, the selection of certain Annuity Dates, or a Contract exchange may result in other tax consequences that are not discussed here. An Owner should consult a tax adviser before requesting a transfer, assignment, or exchange.
Death Benefits
Generally, any death benefit is taxable to the recipient as ordinary income. The rules governing the taxation of payments from an annuity contract generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as Annuity Payments.
Spousal Continuation and the Federal Defense of Marriage Act (DOMA)
Before June 26, 2013, pursuant to Section 3 of DOMA, same-sex marriages were not recognized for purposes of federal law. On that date, the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. Valid same-sex marriages are now recognized under federal law for tax purposes.
The IRS has clarified its position regarding when a same-sex marriage will be recognized for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.

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Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.
Federal Estate Taxes
While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

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Annuity Payments
We base Annuity Payments on your Contract Value. We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3. The Contract Value you apply to Annuity Payments is placed in our general account and does not participate in the Variable Options’ performance. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.
•	Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
•	Under Annuity Options 2 and 4, the death of the last surviving Annuitant and expiration of the guaranteed period.
•	Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
•	When the Contract ends.
Annuity Payment Options
The Annuity Payment Options are briefly described in prospectus section 8 – The Annuity Phase, and we included additional information that you may find helpful here.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% of the previous amount, as selected by the Owner. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(s). If the Annuitant dies after the selected guaranteed period, the last payment is the one that is due before the Annuitant’s death.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The refund is equal to the amount applied to this Annuity Option minus the total of all Annuity Payments made under this option.

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Appendix – Death of the Owner and/or Annuitant
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER

Action if the Contract is in the Accumulation Phase

•	We pay a death benefit to the Beneficiary unless the Beneficiary is the surviving spouse and continues the Contract. For a description of the death benefit and payout options, see prospectus section 9, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
•	If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract:
–	we increase the Contract Value to equal total Purchase Payments adjusted for withdrawals (if greater) and the Traditional Death Benefit ends,
–	the surviving spouse becomes the new Owner,
–	the Accumulation Phase continues, and
–	upon the surviving spouse’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Owner was not the Determining Life the Traditional Death Benefit ends and the Beneficiary(s) receive the Contract Value.
Action if the Contract is in the Annuity Phase

•	The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the Beneficiary also becomes the new Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option 1 or 3, payments end.
–	Annuity Option 2 or 4, payments end when the guaranteed period expires.
–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.
•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

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UPON THE DEATH OF A JOINT OWNER

Action if the Contract is in the Accumulation Phase

•	The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent Beneficiaries.
•	We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract. For a description of the death benefit and payout options, see prospectus section 9, Death Benefit - Death Benefit Payment Options During the Accumulation Phase.
•	If the deceased Joint Owner was a Determining Life and the surviving spouse/Joint Owner continues the Contract:
–	we increase the Contract Value to equal total Purchase Payments adjusted for withdrawals (if greater) and the Traditional Death Benefit ends,
–	the surviving spouse/Joint Owner becomes the new Owner,
–	the Accumulation Phase continues, and
–	upon the surviving spouse/Joint Owner’s death, his or her Beneficiary(s) receives the Contract Value.
•	If the deceased Joint Owner was not a Determining Life the Traditional Death Benefit ends and the Beneficiary(s) receive the Contract Value.
Action if the Contract is in the Annuity Phase

•	If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes the sole Owner.
•	If the deceased was not an Annuitant, Annuity Payments to the Payee continue. No death benefit is payable.
•	If the deceased was the only surviving Annuitant, Annuity Payments end or continue as follows.
–	Annuity Option 1 or 3, payments end.
–	Annuity Option 2 or 4, payments end when the guaranteed period expires.
–	Annuity Option 5, payments end and the Payee may receive a lump sum refund.
•	If the deceased was an Annuitant and there is a surviving joint Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT

•	Only Annuity Options 3 and 4 allow joint Annuitants. Under Annuity Options 3 and 4, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining guaranteed period of time.
•	No death benefit is payable.
•	If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner, the Beneficiary becomes the new Owner.
•	If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint Owner, the surviving Joint Owner becomes the sole Owner.

Allianz Index Advantage® New York Statement of Additional Information – May 1, 2020
Appendix
 15

PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
a.*	Financial Statements
The following financial statements of the Company are filed herewith.
1.	Report of Independent Auditors
2.	Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus – December 31, 2019 and 2018
3.	Statutory Statements of Operations – Years ended December 31, 2019, 2018, and 2017
4.	Statutory Statements of Capital and Surplus – Years ended December 31, 2019, 2018, and 2017
5.	Statutory Statements of Cash Flows – Years ended December 31, 2019, 2018, and 2017
6.	Notes to the Statutory Financial Statements and Schedules – December 31, 2019, 2018, and 2017
The following financial statements of the Variable Account are filed herewith.
1.	Report of Independent Registered Public Accounting Firm
2.	Statements of Assets and Liabilities – December 31, 2019
3.	Statements of Operations – For the year or periods ended December 31, 2019
4.	Statements of Changes in Net Assets – For the years or periods ended December 31, 2019 and 2018
5.	Notes to the Financial Statements and the financial highlights for each of the years or periods in the five-year period then ended – December 31, 2019
b.	Exhibits
1.	a.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, dated February 26, 1988 incorporated by reference as exhibit EX-99.B1 from Registrant’s N-4 filing (File Nos. 333-19699 and 811-05716) electronically filed on January 13, 1997.

b.
Resolution of Board of Directors of the Company authorizing registration of the Allianz Index Advantage annuity and establishment of a new separate account, dated December 11, 2012 incorporated by reference as exhibit EX-99.B1.b from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on December 19, 2013.

c.
Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account IANY, dated March 6, 2014, incorporated by reference as exhibit EX-99.B1.c. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on May 2, 2014.

2.	Not Applicable
3.	a.
Principal Underwriter Agreement by and between Preferred Life Insurance Company of New York on behalf of Preferred Life Variable Account C and NALAC Financial Plans, Inc. incorporated by reference as exhibit EX-99.B3.a. from Registrant’s Pre-Effective Amendment No. 1 to Form N-4 (File Nos. 333-19699 and 811-05716) electronically filed on May 12, 1997. Preferred Life Insurance Company of New York is the predecessor to Allianz Life Insurance Company of New York. Preferred Life Variable Account C is the predecessor to Allianz Life of NY Variable Account C. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC.

b.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of New York and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99.B3.b. from Registrant’s Post Effective Amendment No. 21 to Form N-4 (File Nos. 333-143195 and 811-05716) electronically filed on October 21, 2010.

c.
The current specimen of the selling agreement between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public is incorporated by reference as exhibit EX-99.B3.b. from the Initial Registration Statement to Allianz Life Variable Account B’s Form N-4 (File Nos.333-134267 and 811-05618) electronically filed on May 19, 2006. The underwriter has executed versions of the agreement with approximately 2,100 retail brokers.

4.	a.	Variable Indexed Annuity Contract-L40538-NY, incorporated by reference as exhibit EX-99.B4.a. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on May 2, 2014.
b.
Variable and Indexed-Linked Annuity Contract-L40538-NY (updated 5/2014), incorporated by reference as exhibit EX-99.B4.b. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on December 8, 2014.

c.
Variable and Indexed-Linked Annuity Contract-L40538-NY01 (5/2015), incorporated by reference as exhibit EX-99.B4.c. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on April 20, 2015.

	d.	Schedule Pages- S40875-NY, S40876-NY, S40877-NY, incorporated by reference as exhibit EX-99.B4.b. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on May 2, 2014.
e.
Base Schedule Page- S40875-NY (updated 5/2014) , incorporated by reference as exhibit EX-99.B4.e. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on December 8, 2014.

f.
Allocation Options Schedule Page-S40876-NY (updated 5/2014) , incorporated by reference as exhibit EX-99.B4.f. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on December 8, 2014.

g.
Allocation Options Schedule Page-S40876-NY01 (5/2015), incorporated by reference as exhibit EX-99.B4.g. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on April 21, 2015.

	h.	Index Performance Strategy Rider-S40878-NY, incorporated by reference as exhibit EX-99.B4.c. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on May 2, 2014.
	j.	Traditional Death Benefit Rider-S40880-NY, incorporated by reference as exhibit EX-99.B4.d. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on May 2, 2014.
k.
Inherited IRA/Roth IRA Endorsement - S40714-NY incorporated by reference as exhibit EX-99.B4.j. from Registrant’s Post Effective Amendment No. 23 to Form N-4 (File Nos.333-19699 and 811-05716) electronically filed on April 27, 2005.

l.
Roth IRA Endorsement - P20041 incorporated by reference as exhibit EX-99.B4.k. from Registrant’s Pre Effective Amendment No. 1 to Form N-4 (File Nos. 333-124767 and 811-05716) electronically filed on November 20, 2006.

m.
IRA Endorsement - P30012-NY incorporated by reference as exhibit EX-99.B4.i. from Registrant’s Pre Effective Amendment No. 1 to Form N-4 (File Nos. 333-124767 and 811-05716) electronically filed on November 20, 2006.

n.
Unisex Endorsement(S20146) incorporated by reference as exhibit EX-99.B4.l. from Registrant’s Pre Effective Amendment No. 1 to Form N-4 (File Nos. 333-124767 and 811-05716) electronically filed on November 20, 2006.

o.
Waiver of Withdrawal Charge rider-S40749-NY, incorporated by reference as exhibit EX‑99.B4.e. from Registrant's initial filing on Form N-4 (File Nos. 333-213128 and 811-05716), electronically filed on August 15, 2016.

5.	a.
Application for Ind. Var. Annuity Contract- F40538-02-NY (5/2015), incorporated by reference as exhibit EX-99.B5.c. from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on April 20, 2015.

6.	(i).
The Restated Articles of Incorporation of the Company (as amended March 17, 2011) incorporated by reference as exhibit EX-99.B6.(i). from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on December 19, 2013.

(ii).
The Restated Bylaws of the Company (as amended August 1, 2006) incorporated by reference as exhibit EX-99.B6.ii. from Allianz Life Variable Account B’s Form N-4 Pre-Effective Amendment No. 1 to Registrant's Form N-4 (File Nos. 333-166408 and 811-05618) electronically filed on September 24, 2010.

(iii).
The Restated Bylaws of the Company (effective March 9, 2011) incorporated by reference as exhibit EX-99.B6.(iii). from Registrant’s N-4 filing (File Nos. 333-192949 and 811-05716) electronically filed on December 19, 2013.

7.	Not Applicable
9.*	Opinion and Consent of Counsel
10.*	Consent of Independent Registered Public Accounting Firms
11.	Not Applicable
12.	Not Applicable
13.*	a.	Power of Attorney-White, Gaumond, Lods, Thiel, Thomes, Smith, Goss, Clark, Walker

*	Filed herewith

ITEM 25. DIRECTORS AND OFFICERS OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Company:

Name and Principal Business Address	Positions and Offices with Depositor
Walter R. White	Chairman of the Board and Chief Executive Officer
William E. Gaumond	Director, Chief Financial Officer and Treasurer
Martha Clark Goss 122 Timber Ridge Road Newtown, PA 18940	Director
Gary A. Smith Ivy Planning Group, LLC 6701 Democracy Blvd, Suite 300 Bethesda, MD 20817	Director
Eric J. Thomes	Director and President
Steven J. Thiel	Director, Vice President, Appointed Actuary
Neil H. McKay	Chief Actuary
Gretchen Cepek	Chief Legal Officer and Secretary
Catherine A. Mahone	Chief Administrative Officer
Stephen W Koslow	Vice President, Chief Ethics and Compliance Officer and Consumer Affairs Officer
Todd M. Hedtke	Chief Investment Officer
Brent M. Hipsher	Vice President, Controller
Ronald M. Clark 14401 North Giant Saguaro Place Oro Valley, Arizona 85755	Director
Lorraine Lods 71 Shepherd Street Rockville Centre, NY 11570	Director
Kevin E. Walker 14092 N. Bright Angel Trail Marana, AZ 85658	Director
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Insurance Company organizational chart is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 9, 2020.
ITEM 27. NUMBER OF CONTRACT OWNERS
As of March 31, 2020, there were 4,983 qualified and 3,024 non-qualified Allianz Index Advantage NY Contract Owners with Contracts in the Separate Account.

ITEM 28. INDEMNIFICATION
Indemnification provision, as required by the ’33 Act, Rule 484
The Bylaws of the Insurance Company, as restated March 9, 2011, provide:
ARTICLE X – INDEMNIFICATION OF OFFICERS, DIRECTORS AND EMPLOYEES
To the fullest extent allowed under New York law, the Company shall indemnify officers, directors and employees of the Company. No director shall be personally liable to the Company or any of its shareholders for damages for any breach of duty as a director; provided, however, that the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (ii) the liability of a director for any act or omission prior to adoption of these Restated Bylaws by the shareholders of the Company.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Insurance Company pursuant to the foregoing provisions, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Insurance Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS
Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the Contracts. It also is the principal underwriter for:
Allianz Life Variable Account A
Allianz Life Variable Account B
Allianz Funds
The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Michael J. Brandriet	Governor and President
Eric J. Thomes	Governor, Chief Executive Officer, and Chief Manager
Catherine A. Mahone	Governor
William E. Gaumond	Governor
Rebecca Wysocki	Chief Financial Officer and Treasurer
Matthew C. Dian	Vice President, Chief Compliance Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary
Tracy M. Haddy	Assistant Secretary

For the period 1-1-2019 to 12-31-2019
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$27,988,133.70	$0	$0	$0
The $27,988,133.70 that Allianz Life Financial Services, LLC received from Allianz Life of New York as commissions on the sale of Contracts issued under Allianz Life of NY Variable Account C was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
Allianz Life Insurance Company of North America, at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, maintains physical possession of the accounts, books or documents of the Variable Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
ITEM 31. MANAGEMENT SERVICES
Not Applicable
ITEM 32. UNDERTAKINGS
a.
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b.
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

c.	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS
Allianz Life Insurance Company of New York ("Company") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.
The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:
1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Allianz Life Insurance Company of New York on behalf of the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Minneapolis and State of Minnesota, on this 9th day of April, 2020.
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
(Registrant)

By: ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By: /s/ STEWART D. GREGG
Stewart D. Gregg
Senior Securities Counsel

By: WALTER R. WHITE(1)
Walter R. White
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 9th day of April, 2020.
Signature	Title
Walter R. White(1)	Chairman of the Board and Chief Executive Officer
William E. Gaumond(1)	Director, Chief Financial Officer and Treasurer
Lorraine Lods(1)	Director
Steven J. Thiel(1)	Director, Vice President and Appointed Actuary
Eric Thomes(1)	Director
Gary A. Smith(1)	Director
Martha Clark Goss(1)	Director
Ronald M. Clark(1)	Director
Kevin Walker(1)	Director
(1)	By Power of Attorney filed herewith.

By: /s/ STEWART D. GREGG
Stewart D. Gregg
Senior Securities Counsel

EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 13 TO FORM N-4
(FILE NOS. 333-192949 AND 811-05716)
ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
INDEX TO EXHIBITS
EX-99.A.	Financial Statements
EX-99.B9.	Opinion and Consent of Counsel
EX-99.B10.	Consent of Independent Registered Public Accounting Firms
EX-99.B13.	Power of Attorney